           As filed with the Securities and Exchange Commission on April 1, 2009

                                            1933 Act Registration No. 333-139960

                                             1940 Act Registration No. 811-08557

                                                              CIK No. 0001048607
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 101

             Lincoln Life Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                               Lincoln VULone2007

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                            Ft. Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2008 was filed March 13, 2009.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2009 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on __________________ pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be April 8, 2009.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln VULONE2007, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.

                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series


                      o BlackRock Variable Series Funds, Inc.


                      o Delaware VIP Trust


                      o DWS Variable Series II


                      o Fidelity Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust


                      o PIMCO Variable Insurance Trust




Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.




To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2009

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        11
    Fund Participation Agreements.................        12
    Distribution of the Policies and
      Compensation................................        12
    Sub-Accounts and Funds........................        13
    Sub-Account Availability and Substitution of
      Funds.......................................        18
    Voting Rights.................................        18
POLICY CHARGES AND FEES...........................        19
    Premium Load; Net Premium Payment.............        19
    Surrender Charges.............................        19
    Partial Surrender Fee.........................        20
    Transfer Fee..................................        20
    Mortality and Expense Risk Charge.............        20
    Fixed Account Asset Charge....................        20
    Cost of Insurance Charge......................        21
    Administrative Fee............................        21
    Policy Loan Interest..........................        21
    Rider Charges.................................        21
YOUR INSURANCE POLICY.............................        22
    Application...................................        23
    Owner.........................................        23
    Right to Examine Period.......................        24
    Initial Specified Amount......................        24
    Transfers.....................................        24
    Market Timing.................................        25
    Optional Sub-Account Allocation Programs......        26
    Riders........................................        27
    Continuation of Coverage......................        37


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        37
    State Regulation..............................        37
PREMIUMS..........................................        38
    Allocation of Net Premium Payments............        38
    Planned Premiums; Additional Premiums.........        38
    Policy Values.................................        38
    Persistency Bonus.............................        40
DEATH BENEFITS....................................        40
    Death Benefit Options.........................        40
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        41
    Death Benefit Proceeds........................        41
POLICY SURRENDERS.................................        42
    Partial Surrender.............................        42
POLICY LOANS......................................        43
LAPSE AND REINSTATEMENT...........................        44
    No-Lapse Protection...........................        44
    Reinstatement of a Lapsed Policy..............        45
TAX ISSUES........................................        45
    Taxation of Life Insurance Contracts in
      General.....................................        45
    Policies That Are MECs........................        46
    Policies That Are Not MECs....................        47
    Other Considerations..........................        48
    Fair Market Value of Your Policy..............        49
    Tax Status of Lincoln Life....................        49
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        49
LEGAL PROCEEDINGS.................................        49
FINANCIAL STATEMENTS..............................        50
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        51
GLOSSARY OF TERMS.................................        52

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.


Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds". You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and Accumulation Values to the Fixed Account.


No-Lapse Protection. Your policy will include two riders which may help you manage some of the risk of policy lapse.


The No-Lapse Enhancement Rider may prevent a policy from lapsing where the Net Accumulation Value under your policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of premium payments, are met. The Net Accumulation Value of your policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of Net Premium Payments made, deduct for the actual amount of any Partial Surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider. Payment of premiums higher than the planned premium and assumed interest credited by the rider's formula on net premiums will increase the duration of lapse protection. Partial Surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the policy Accumulation Value. The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the allocations by all owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain automatic rebalancing and comply with these investment restrictions in order to keep this rider in effect.


The Premium Reserve Rider allows you to pay premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your policy. This rider's accumulation value generated by these additional premiums will automatically be transferred to your policy at the end of the grace period to help keep your policy in force in the event (i) the Net Accumulation Value under your policy is insufficient to cover the Monthly Deductions and your policy's No-Lapse Enhancement Rider described above is not at the time preventing your policy from lapsing; and
(ii) you do not respond to the lapse notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider Accumulation Value on the day the Grace Period ends is insufficient to meet the amount then due, your policy and this rider will lapse without value. You may also request us to transfer the Premium Reserve Rider Accumulation Value to your policy at any time. As with your policy, you bear the risk that investment results of the Premium Reserve Rider Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the accumulation value of the rider, and, therefore, the amount of the Premium Reserve Rider Accumulation Value which may be available to prevent your policy from lapsing or for providing policy benefits. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.




Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and underlying fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "Lincoln Life, The Separate Account and The General Account."

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Company's Separate Account, under which the Sub-Accounts, reside, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.


Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of policy lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.


Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.


Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.




Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer Accumulation Values between Sub-Accounts.





                                          Table I: Transaction Fees
                                         When Charge                                 Amount
           Charge                        is Deducted                                Deducted
 Maximum sales charge             When you pay a premium.        7.0% of each premium payment in policy years
 imposed on premiums                                             1-20 and 4.0% in policy years 21 and later.1
 (Premium Load) (Average
 of 3.0% of this Charge is
 used for state and federal
 tax obligations)

                                               Table I: Transaction Fees
                                           When Charge                                       Amount
          Charge                           is Deducted                                      Deducted
 Surrender Charge*2             Upon full surrender of your
                                policy, the Surrender Charge
                                will be deducted for up to 15
                                years from the Policy Date for
                                the Initial Specified Amount and
                                for up to 15 years from the
                                effective date for each increase
                                in specified amount. When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum Charge                                                       $60.00 per $1,000 of specified amount.
  Minimum Charge                                                       $0.00 per $1,000 of specified amount.
  Charge for a                                                         For a male, age 45, standard non-tobacco, in
  Representative Insured                                               year one the maximum Surrender Charge is
                                                                       $30.27 per $1,000 of specified amount.

                                                                       For a female, age 45, standard non-tobacco, in
                                                                       year one the maximum Surrender Charge is
                                                                       $27.39 per $1,000 of specified amount.
 Transfer Fee                   Applied to any transfer request        $  25
                                in excess of 24 made during
                                any policy year.



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.



  1The maximum sales charge imposed on premiums (load) of 7.0% (4.0% in policy years 21 and later) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.


  2 You may request one or more Partial Surrenders totaling 90% of your policy's Surrender Value without the imposition of a Surrender Charge. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum Charge                                                 $83.33 per month per $1,000 of Net Amount at
                                                                 Risk.
  Minimum Charge                                                 $0.00 per month per $1,000 of Net Amount at
                                                                 Risk.
                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, standard non-tobacco, in
  Representative Insured                                         year one the guaranteed maximum monthly cost
                                                                 of insurance rate is $0.19 per month per $1,000
                                                                 of Net Amount at Risk.
                                                                 For a female, age 45, standard non-tobacco, in
                                                                 year one the guaranteed maximum monthly cost
                                                                 of insurance rate is $0.14 per month per $1,000
                                                                 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.60%.1
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
                                                                 In addition to the flat fee of $10 per month, for
                                                                 the first ten policy years from issue date or
                                                                 increase in specified amount, a monthly fee per
                                                                 dollar of initial specified amount or increase in
                                                                 specified amount as follows:
  Maximum Charge                                                 $2.56 per month per $1,000 of initial specified
                                                                 amount or increase in specified amount.
  Minimum Charge                                                 $0.01 per month per $1,000 of initial specified
                                                                 amount or increase in specified amount.
  Charge for a                                                   For a male or female age 45, standard non-
  Representative Insured                                         tobacco, the maximum additional monthly
                                                                 charge is $0.24 per month per $1,000 of
                                                                 specified amount.
 Policy Loan Interest           Annually                         5.0% annually of the amount held in the loan
                                                                 account.2

                        Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                            When Charge                                       Amount
           Charge                           is Deducted                                      Deducted
 Interest on Accelerated          Annually
 Benefit Lien
  Accelerated Benefit Up                                               5.0% annually of amount of Accelerated Benefit
  to Surrender Value                                                   up to Surrender Value.3
  Accelerated Benefit                                                  Rate not to exceed higher of (i) published
  Exceeding Surrender                                                  monthly average of Moody's Corporate Bond
  Value                                                                Yield Average - Monthly Average Corporates
                                                                       (determined 30 days in advance of beginning of
                                                                       policy year) and (ii) the rate used to compute the
                                                                       Accumulation Value of the Fixed Account plus
                                                                       1.0%.3
 No-Lapse Enhancement             N/A                                  There is no charge for this rider.4
 Rider
 Overloan Protection Rider        One-time charge when you             Maximum charge of 5% of the then current
                                  elect to use the benefit.            accumulation value.5
 Optional Rider Charges                                                Individualized based on whether optional
                                                                       Rider(s) selected.
 Premium Reserve Rider            When you allocate a premium          4.0% of each premium payment allocated to the
                                  payment to this rider                rider.6
                                  When Rider Accumulation              3.0% of amount transferred
                                  Value is transferred to Policy
                                  during policy years 1-106
 Waiver of Monthly                Monthly                              Rate factor is percent of all other covered
 Deduction Rider7                                                      monthly charges.
  Maximum Charge                                                       12.0% of all other covered monthly charges.
  Minimum Charge                                                       2.0% of all other covered monthly charges.
  Charge for a                                                         For a male, age 45, standard non-tobacco, the
  Representative Insured                                               maximum rate factor is 3.5% of all other
                                                                       covered monthly charges.
                                                                       For a female, age 45, standard non-tobacco, the
                                                                       maximum rate factor is 5% of all other covered
                                                                       monthly charges.
  Accelerated Benefits            When any benefit payment is          $250 (deducted from amount of benefit paid)
  Riders8                         made
  Change of Insured               N/A                                  There is no charge for this rider.
  Rider
  Enhanced Surrender              Monthly (in policy years 2-5         Charge is $0.05 per $1,000 of initial specified
  Value Rider                     only)                                amount.
  Estate Tax Repeal               One-time charge at issue             $250
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

     1 Guaranteed at an effective annual rate of 0.60% in policy years 1-10 and 0.20% in policy years 11 and beyond.

  2 Effective annual interest rate of 5.0% in years 1-10 and 4.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a policy loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's general account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%.

  3 Under the Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed "Policy Loans", are charged interest on amounts not exceeding the Surrender Value of the policy at an effective annual interest rate of 5.0% in years 1-10 and 4.0% in years 11 and later. To the extent the Accelerated Benefit paid exceeds the Surrender Value of the policy, the interest rate charged will vary as described in the table above and in the section headed "Policy Loans". Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's general account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%.

  4 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the policy has been adjusted to reflect the addition of the rider to the policy. See No-Lapse Enhancement Rider section for further discussion.

  5 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. See Policy Values section for detailed discussion of how each value is calculated.

  6 Allocations of premium payments to the rider are at your discretion. Allocations of premium payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the premium reserve rider premium load. Rider accumulation value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for policy years 1-10 and 0.20% for policy years 11 and later) and rider accumulation value allocated to the Fixed Account is subject to the Fixed Account Asset Charge which does not exceed 0.50% for all policy years).

  Transfers of Accumulation Value from the rider to the policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the accumulation value transferred if such transfers are made during the first 10 policy years. In addition, if you request a loan from the accumulation value of this rider, interest is charged at the same rate as for policy loans. See Premium Reserve Rider section for further discussion.

  7 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

  8 There are two versions of this rider; see Riders section for detailed discussion of the terms of each rider, and note that the payment of a benefit under either version of the Rider is considered a loan against the policy.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        3.90% 9         0.33%
 (12b-1) fees, and other expenses.


  9 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.20%. These waivers and reductions generally extend through April 30, 2010 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 140% of first year premium and 5% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to a "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus. Prospectuses for each of the underlying funds listed below accompany this prospectus and are available by calling 1-800-444-2363.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Maximum capital appreciation.
     (formerly AllianceBernstein Global Technology Portfolio)


   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

   o Global Allocation VI Fund (Class I): High total return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company.


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Limited-Term Diversified Income Series (Standard Class): Total return. (formerly Capital Reserves Series)

   o REIT Series (Standard Class): Total return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


Fidelity Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.


   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.
     (formerly Templeton Global Income Securities Fund)



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.


   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)


   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)


   o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
      Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund will be available only to existing policy owners as of May 18, 2009. Consult your financial advisor.
     (formerly LVIP UBS Global Asset Allocation Fund)

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund will be available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return.

     (Subadvised by Wilshire Associates Incorporated)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return.

     (Subadvised by Wilshire Associates Incorporated)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Growth Series (Initial Class): Capital appreciation.


   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.



PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT Commodity Real Return Strategy Portfolio (Administrative Class):
Maximum real return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2)The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund,

LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment adviser for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.


The monthly deductions are made on the "monthly anniversary day," which is the policy date and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.


If the net accumulation value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.




Premium Load; Net Premium Payment


We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7.0% from each premium payment in policy years 1-20 and 4.0% in policy years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."




Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $60.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue or increase in specified amount; or

     2) is caused by a partial surrender; or

     3) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

In addition, if your policy includes the Enhanced Surrender Value Rider, you may surrender your policy for an enhanced surrender value provided under the rider, without being subject to the policy surrender charges.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge or administrative fee is imposed on a partial surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in policy years 1-10 and 0.20% in policy years 11 and beyond. The current charge is at an effective annual rate of 0.60% in policy years 1-10, 0.20% in policy years 11-20, and 0.00% in policy years 21 and beyond.



Fixed Account Asset Charge


We assess a daily Fixed Account Asset Charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed not to exceed an effective annual rate of 0.50% of the Fixed Account's value in all policy years. The current charge is 0.50% in policy years 1-10, 0.20% in policy years 11-20 and 0.00% in policy years 21 and beyond.



Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The Cost of Insurance Charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current "Net Amount at Risk". The Net Amount at Risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, Premium Payment patterns, and charges. The rate on which the Monthly Deduction for the Cost of Insurance Charge is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable cost of insurance rate as determined by the Company.

The current Cost of Insurance Charge may be less than the guaranteed Cost of Insurance Charge, but it will never exceed the maximum Cost of Insurance Charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.




Administrative Fee

There is a flat monthly deduction of $10 in all years.

For the first ten policy years from issue date or increase in specified amount, there is an additional charge that varies with the insured's age, sex, premium class, and benefit selection option percentage, if any. This charge will never exceed $2.56 per $1,000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest


If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.0% in years 1-10, 4.0% in years 11 and beyond. We will credit 4.0% interest on the Loan Account value in all years.




Rider Charges

Accelerated Benefits Riders. There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.

Enhanced Surrender Value Rider. There is a monthly charge during policy years 2
- 5 of $0.05 per $1,000 of initial specified amount.

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.

Premium Reserve Rider. We deduct 4.0% from each premium payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the policy may be subject to a charge of 3.0% of amount transferred during policy years 1-10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the mortality and expense risk charge not to exceed 0.60% for policy years 1-10 and 0.20% for policy years 11 and later. The rider accumulation value allocated to the premium reserve rider fixed account is subject to the fixed account asset charge not to exceed 0.50% for all policy years. In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for policy loans.



YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.


We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.


We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made. (See section headed "Transfer Fee"for explanation of an additional right to transfer accumulation values from a Sub-Account when its investment objective changes.)


The policy includes policy specifications pages. These pages provide important information about your policy such as: the identity of the insured and owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.


When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The policy date is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application


If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insured.


A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a policy. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the date of issue is designated in the policy specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) optional riders;


3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the policy entirely, request a Reduction in specified amount, name a new Owner, and assign the policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request.

Right to Examine Period


You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:


1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.


Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers"by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature"restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the funds in the future.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.




Optional Sub-Account Allocation Programs


You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


If dollar cost averaging is desired, it must be elected at issue.


Dollar Cost Averaging terminates automatically:


1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.


From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

Automatic rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing will terminate the No-Lapse Enhancement Rider attached to your policy. Refer to the "Riders" section of this prospectus for more information.




Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Accelerated Benefits Riders. There are two Accelerated Benefits Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the Insured's health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your policy, you will be issued the second version of the rider (as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. Benefits payable under either form of rider will be considered as a lien against your policy for the amount of the accelerated benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed "Policy Loans".) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your financial adviser as to availability and benefits.

One version of this rider pays a portion of the Death Benefit upon occurrence of terminal illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or nursing home confinement

(defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the Death Benefit for terminal illness and 40% of the death benefit for nursing home confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for the policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.

The second version of this rider, which must be applied for at the time you apply for your policy, in addition to paying the same portion of the Death Benefit upon the occurrence of terminal illness or nursing home confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the Death Benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.

To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician's certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40% or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the policy has been assigned to a third party. Benefits paid under the Rider may restrict your ability to request future Policy Loans.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced surrender value without imposition of a surrender charge if you fully surrender your policy during the first five policy years (the "Enhanced Surrender Value Period"). This rider does not provide for enhanced surrender value for partial surrenders, loans, or in connection with the exchange of this policy for any other policy. This rider will terminate at the earliest of the full surrender of the policy for the benefit provided by this rider; the end of the fifth policy year; lapse of the policy; or exchange, replacement, or any termination of the policy except for the benefits provided by the Change of Insured Rider. In policy years 2-5, there will be a monthly charge per $1,000 of initial specified amount for this rider.

If the policy is fully surrendered at any time during the Enhanced Surrender Value Period, the surrender value payable on the date your policy is surrendered will equal:

1) the policy's accumulation value; minus

2) indebtedness.

The following example demonstrates hypothetical accumulation values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five policy years of the policy described below:

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Specified amount: $1,000,000

o Benefit Selection Option: Not Elected

o Planned annual premium payment: $60,000

o No Indebtedness



                     Accumulation          Surrender          Accumulation        Surrender
                    Value Without        Value Without         Value With         Value With
 End of Year          ESV Rider            ESV Rider            ESV Rider         ESV Rider
-------------      ---------------      ---------------      --------------      -----------
      1            $ 50,329             $ 13,659             $ 50,329            $ 50,329
      2            $104,322             $ 69,012             $103,696            $103,696
      3            $162,331             $128,421             $161,029            $161,029
      4            $224,665             $192,205             $222,631            $222,631
      5            $291,734             $260,774             $288,910            $288,910


Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

No-Lapse Enhancement Rider: We will automatically issue this rider with your policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on net premium payments made, interest credited, the amount of any partial surrenders, and rates and fees for the rider. Payment of premiums higher than the planned premium and interest credited on net premiums will increase the duration of lapse protection. Partial surrenders and adjustments for rider reference rates and fees will reduce the duration of lapse protection.

If the net accumulation value under the policy is insufficient to cover the monthly deductions, the policy will not lapse as long as three conditions are met:

1) you meet the requirements to prevent termination of this rider;

2) the duration of lapse protection has not ended; and

3) either the no-lapse value or the reset account value, less any indebtedness, is greater than zero.

Refer to the subsection headed "Rider Termination"for more information.

The rider consists of the no-lapse value provision and the reset account value provision. Under this rider, your policy will not lapse as long as either the no-lapse value or the reset account value, less any indebtedness, is greater than zero. If both the no-lapse value and the reset account value, less any indebtedness, are zero or less, this rider will not prevent your policy from lapsing. The no-lapse value and reset account value are reference values only. If the net accumulation value is insufficient to cover the monthly deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing.

If either provision of this rider is actively preventing the policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent premium payments create accumulation value sufficient to cover the accumulated, if any, as well as current monthly deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits"for more information.

We calculate the no-lapse value and reset account value based on a set of rates and fees which are reference rates and fees only, and which differ from the rates and fees we use to calculate the accumulation value of the policy. Each provision's value is based on a set of reference rates and fees unique to that provision. At the time we issue the policy, we fix the schedules of reference rates and fees for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for more information about the actual schedules of reference rates and fees applicable to your policy.

On each monthly anniversary day, the no-lapse value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the no-lapse value on the preceding monthly anniversary day.

2) is all net premiums received since the preceding monthly anniversary day.

3) is the amount of any partial surrenders (i.e. withdrawals) under the policy since the preceding monthly anniversary day.

4) is accumulated interest.

5) is the no-lapse monthly deduction for the month following the monthly anniversary day.

6) is the surrender charge, if any, as determined from the table of surrender charges of the policy, for any decrease in specified amount on the monthly anniversary day.

On any day other than the monthly anniversary day, the no-lapse value will be the no-lapse value as of the preceding monthly anniversary day, plus all net premiums received since the preceding monthly anniversary day, less partial surrenders, plus accumulated interest.

The no-lapse value on the policy date will be the net initial premium received less the no-lapse monthly deduction for the first policy month.

On each monthly anniversary day, the reset account value will be calculated as
1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the reset account value on the preceding monthly anniversary day.

2) is all net premiums received since the preceding monthly anniversary day.

3) is the amount of any partial surrenders (i.e. withdrawals) under the policy since the preceding monthly anniversary day.

4) is accumulated interest.

5) is the reset account monthly deduction for the month following the monthly anniversary day.

6) is the surrender charge, if any, as determined from the table of surrender charges of the policy, for any decrease in specified amount on the monthly anniversary day.

On any day other than the monthly anniversary day, the reset account value will be the reset account value as of the preceding monthly anniversary day, plus all net premiums received since the preceding monthly anniversary day, less partial surrenders, plus accumulated interest.

The reset account value on the policy date will be the net initial premium received less the reset account monthly deduction for the first policy month.

On each policy anniversary, the reset account value may increase to reflect positive investment performance. If the reset account value on any policy anniversary is less than the accumulation value on that same policy anniversary, the reset account value will be increased to equal the accumulation value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your policy.

You will select a guaranteed minimum death benefit when you apply for your policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the no-lapse value provision. It will be shown on the policy specifications page.

The initial guaranteed minimum death benefit you select must be between 70% and 100% of the initial specified amount for the policy. The higher the percentage you select, the higher the ongoing premium payments which will be required to maintain a no-lapse value and/or reset account value greater than zero. If the policy specified amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the specified amount as of the same effective date. If the policy specified amount is later increased, the guaranteed minimum death benefit will not automatically increase.

If the accumulation value is sufficient to cover the accumulated, if any, and current monthly deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits"for more information.

If the net accumulation value is insufficient to cover the accumulated, if any, and current monthly deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing.

Each provision triggers a different death benefit.

If the no-lapse value provision is actively keeping the policy from lapsing, the death benefit is the guaranteed minimum death benefit less any indebtedness and less any partial surrenders (i.e., withdrawals) after the date of death, which may be less than the specified amount of the policy.

If the reset account value provision is actively keeping the policy from lapsing, the death benefit is the greater of:

1) the reset death benefit (which is the lesser of the current specified amount and initial specified amount) less indebtedness and less any partial surrenders (i.e., withdrawals) after the date of death; or

2) an amount equal to the reset account value multiplied by the applicable percentage shown in the corridor percentages table of the policy specifications, less any indebtedness and less any partial surrenders after the date of death.

If the requirements of both of these provisions are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits"for more information.

If this rider prevents the policy from lapsing, and subsequent premium payments are made such that the accumulation value is sufficient to cover the monthly deductions, the death benefit payable will be determined by the death benefit option in effect.

During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").

You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate. After this rider terminates, the policy will remain in force only if the accumulation value is sufficient to cover the monthly deductions. Refer to the section headed "Optional Sub-Account Allocation Programs"for more information about automatic rebalancing.

We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value in order to keep this rider in effect. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all owners of this product. If we determine that the investments of all owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy accumulation value or subsequent premium payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the accumulation value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously provided authorization in writing for telephone or other electronic transfers. If you choose not to reallocate the accumulation value of your policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the policy from lapsing and this rider terminates as a result of the owner's failure to comply with a Sub-Account restriction, then the policy will lapse.

The duration of the no-lapse coverage will be determined monthly by referencing the no-lapse account value and the reset account value. The duration is determined by projecting the first monthly anniversary day on which future deductions for the rider rates and fees would cause both the no-lapse value and reset account value to reach zero. Because the duration is recalculated on a monthly basis, higher premium payments and credited interest will increase the duration, while partial surrenders and adjustments for rider rates and fees will reduce the duration. In general, later premium payments are credited with less interest over time, and result in a lower no-lapse value and reset account value, with a shorter duration of no-lapse protection.

The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value or reset account value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the no-lapse value and the reset account value. In general, later premium payments are credited with less interest over time, resulting in a lower no-lapse value and reset account value. A lower no-lapse value or reset account value will reduce the duration of lapse protection. The following example shows the impact of delayed premium payments on the duration of lapse protection:

Sample Policy

o Insured: Male Standard Non-tobacco, age 55

o Specified amount: $1,000,000

o Benefit Selection Option: Not elected

o Planned annual premium payment: $13,000

Duration of lapse protection:

1) if premiums are received on the planned payment date each year: 326 months;
or

2) if premiums are received 30 days after the planned payment date each year:
322 months.

The impact of late premium payments on the duration of the lapse protection varies by policy. If both the no-lapse value and the reset account value, less any indebtedness, are zero or less, this rider will not prevent your policy from lapsing. Payment of sufficient additional premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late premium payments may have on that duration by requesting a personalized policy illustration from your financial adviser.

This rider and all rights provided under it will terminate automatically upon the earliest of the following:

1) the insured reaches age 121; or

2) surrender or other termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If the policy terminates and is reinstated, this rider will likewise be reinstated unless the rider had terminated before the policy terminated.

Benefit Selection Option. When you apply for the policy, you may elect the Benefit Selection Option.

With this option, you can select a balance between potentially greater accumulation value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's accumulation value, you have the opportunity to have a larger accumulation value allocated to the Fixed Account and invested in the Sub-Accounts.

When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the no-lapse reference per $1,000 of specified amount monthly administrative fees, and, therefore, the premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider"for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the no-lapse reference per $1,000 of specified amount monthly administrative fees and the higher the premiums you must pay in order to meet the requirements of the Rider.

The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:


    Male, 55 Year Old,
   Standard Non-tobacco
                                 Monthly Administrative
 Benefit Selection Option              Expense Fee
 Election: None                 $0.5133 per thousand
                                of Specified Amount
                                (higher)
 Election: 100%                 $0.0683 per thousand
                                of Specified Amount
                                 (lower)




    Male, 55 Year Old,
   Standard Non-tobacco
                                    No-Lapse Monthly
                                 Administrative Expense
 Benefit Selection Option            Reference Fee                            Result
 Election: None                 $0.1333 per thousand         This option offers the best no-lapse
                                of Specified Amount          protection available. The price of the
                                 (lower)                     protection is reflected in the higher
                                                             Monthly Administrative Expense Fee.
 Election: 100%                 $0.2333 per thousand         This option offers the least amount of
                                of Specified Amount          no-lapse protection. The Monthly
                                (higher)                     Administrative Expense Fee is
                                                             reduced in exchange. Therefore, this
                                                             option allows more money to be
                                                             invested in the Sub-Accounts or
                                                             allocated to the Fixed Account.
                                                             However, the premiums which you
                                                             must pay in order to satisfy the no-
                                                             lapse requirements of the rider will
                                                             increase.


You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.


Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy in states where it is available. There is no charge for adding this rider to your policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.


Premium Reserve Rider: We will automatically issue this rider with your policy in states where it is available. The rider allows you to pay premiums in addition to those you plan to pay for your policy and to have such amounts accumulate in the same manner as if they had been allocated to your policy without, as detailed in the rider, being subject to all charges and expenses of your policy. For example, this rider can be used to fund future premium payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the policy's Specified Amount (or being subject to withdrawal fees or surrender charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the net amount at risk. Since the net amount at risk will not be reduced, current cost of insurance charges will not be reduced. However, the policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less indebtedness. The Premium

Reserve Rider Accumulation Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account").

A premium load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating premiums which you direct to your policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts and the Premium Reserve Rider Fixed Account apply the same daily mortality and expense risk charge and the fixed account asset charge as would have been deducted if the premiums had been allocated to your policy; however, the monthly deductions for your policy, which include charges for the cost of insurance and the administrative fee, and charges for riders to your policy other than this rider will not be reflected.

You may request us to transfer all or part of the Premium Reserve Rider's accumulation value to your policy at any time. Transfers of the rider's accumulation value to your policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten policy years.

No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.

In addition, after policy year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the policy's net accumulation value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the policy and the rider will not be counted against the number of free transfers permitted by the policy.

The rider provides for the automatic transfer of the entire accumulation value of the rider to the policy in the event:

1) the net accumulation value under your policy is insufficient to maintain your policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your policy from lapsing; and

2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the grace period.

If the Premium Reserve Rider accumulation value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 policy years) on the day the grace period ends is insufficient to meet the amount then due, your policy will lapse without value.

If this rider is in force at the time you request a loan on or partial surrender of your policy, any such loan or partial surrender will be made first from any Premium Reserve Rider accumulation value and when the Premium Reserve Rider accumulation value is reduced to zero, then from the accumulation value of your policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of policy loans, including interest charged on policy loans.

In the event of the death of the insured while the rider is in force, any Premium Reserve Rider accumulation value less indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider accumulation value less indebtedness will be added to the death benefit payable under that rider.

The Premium Reserve Rider will terminate at the earlier of the date your policy terminates; the date the entire Premium Reserve Rider accumulation value is automatically transferred to your policy to maintain your policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further premium payments may be allocated to it.

Finally, the amount of premiums you may pay, whether you direct them to your policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the accumulation value of the rider and, therefore, the amount of rider accumulation value which may be available to prevent your policy from lapsing or for providing policy benefits.


The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your policy. The Premium Reserve Rider Accumulation Value generated by the additional premiums you pay to the rider may be transferred to the policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the policy to make the premium payment required to keep the policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the policy should those values be needed to prevent lapse of the policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the policy owner will permanently lose the ability to allocate any future premium payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your policy, assume that you have had your policy for 11 years and that you have allocated additional premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of policy year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your policy from lapsing, that the premium required to maintain your policy in force that is due at the beginning of policy year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 premium, you will receive a lapse notice which will tell you that you need to make a premium payment of $15,000 to your policy. If you wish, you could request (before the end of the grace period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your policy will avoid lapse of the policy.


As a further hypothetical example, again assume that you have had your policy for 11 years but that you have allocated fewer additional premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your policy from lapsing, that the premium required to maintain your policy in force that is due at the beginning of policy year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the premium due. But in this example, you would have to then pay the balance of the premium due, that is $5,000, to us from your savings or from another source outside of the policy to avoid lapse of your policy.

You should discuss with your financial adviser the needs which purchasing the policy will meet, including the need to provide to beneficiaries a guaranteed death benefit which does not depend upon growth of the policy's accumulation value. Policy illustrations, which the financial adviser can prepare, will help determine the amount of premiums which should be allocated to paying the costs of the policy for the death benefit you need. Once that need for a guaranteed death benefit is met and premium requirements determined, the policy owner then could consider whether to allocate additional funds to the Rider.

You should carefully weigh the balance between allocating premiums to the policy and premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the specified amount (which might be the case if those premiums had been allocated to the policy). In addition, premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 policy years (or are automatically transferred to help prevent policy lapse). And premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the insured in addition to the death benefit paid

However, premiums allocated to the rider do not increase the policy's Accumulation Value and, therefore, would not reduce the cost of insurance charges. An illustration can show the impact that paying a higher level of premiums would have on the policy's cost of insurance: that is as accumulation values in the policy increase (through positive investment results and/or allocating more premiums to the policy), the net amount at risk (that is, the difference between the death benefit and the accumulation value) will decrease, thereby decreasing the cost of insurance charges. Decreasing policy charges increases the amount of policy accumulation value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial adviser can prepare illustrations which would reflect the potential impact that different allocations of premium between the policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Rider's Accumulation Value.



Continuation of Coverage


If the insured is still living at age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until policy surrender or death of the insured. There are certain changes that will take place:

1) we will no longer accept Premium Payments;


2) we will make no further deductions;


3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.




Termination of Coverage

All policy coverage terminates on the earliest of:


1) Surrender of the policy;


2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.




State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.

PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the insured attains age 121.


The initial premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments


Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.




Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional premium (including Planned Premium) would increase the difference between the specified amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including Planned Premium) or a portion of a premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the Guideline Premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues"for more information.




Policy Values


Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;


3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account;

5) persistency bonuses on net accumulation value in Fixed Account and the Sub-Accounts beginning in policy year 21; and

6) all charges and fees deducted.


The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.


In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.01074598% (equivalent to a compounded annual rate of 4.0%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.

The "Net" Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your policy.

Persistency Bonus

On each monthly anniversary day beginning with the first monthly anniversary day in policy year 21, we will credit a persistency bonus to net accumulation values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the monthly anniversary day. In the event that you have allocated premiums payments to the Premium Reserve Rider, beginning with the first monthly anniversary day in policy year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider net accumulation value. The persistency bonus is based on reduced costs in later policy years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or otherwise affect the charges and expenses of your policy or any policy riders.


DEATH BENEFITS

The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.




Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. These percentages are shown on your policy specifications pages.

The following table provides more information about the death benefit options.




 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $100,000) level death benefit on               None; level death benefit.
              the date of the insured's death, less any Partial Surrenders after the date of death.
    2         Sum of the specified amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death.                                                                of premium paid and the
                                                                                            investment performance of the
                                                                                            Sub-Accounts or the interest
                                                                                            credited to the Fixed Account.



If for any reason the owner does not elect a particular death benefit option, Option 1 will apply.


Your choice of Death Benefit Option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your policy is the difference between the specified amount and the Accumulation Value of your policy. Therefore, for example, if you choose Death Benefit Option 1, and if your policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force. Policy Indebtedness includes loans under the policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)




Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)



The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.




 Option Change                                                   Impact
     2 to 1          The specified amount will be increased by the Accumulation Value as of the effective date of change.



A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A table of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.


The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If you have elected the Enhanced Surrender Value Rider, your surrender value may be enhanced if you fully surrender your policy during the first five policy years.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

If you request lump sum surrender and the policy's Surrender Value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.


You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.




Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.

   Death Benefit
 Option in Effect                              Impact of Partial Surrender
         1              Will reduce the accumulation value and may reduce the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.


Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


We may at our discretion decline any request for a partial surrender.



POLICY LOANS
You may borrow against the surrender value of your policy and the Premium Reserve Rider, if you have allocated premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total indebtedness under the policy (including Premium Reserve Rider, if any, in policy years 1-10) will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn first from accumulation values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of both the policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans (from both the Premium Reserve Rider and the policy) accrues at an effective annual rate of 5.0% in years 1-10 and 4.0% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years, so the net cost of your policy loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The amount of a benefit paid (the "accelerated benefit") under the Accelerated Benefits Riders (see section headed "Riders - Accelerated Benefits Riders") is a lien against the policy and is considered as a policy loan. Therefore, an amount equal to the accelerated benefit paid will be withdrawn first from accumulation values, if any, of the Premium Reserve Rider sub-accounts and the Premium Reserve Rider fixed account and then from policy Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the loan account. Interest will be credited by the Company as described above. To the extent that the accelerated benefit paid does not exceed the surrender value, interest will be charged in the same manner as described above. However, to the extent that the accelerated benefit exceeds the surrender value at the time it is paid, interest charged during each policy year is determined annually at least 30 days in advance of the beginning of a policy year and will not exceed the higher of (i) the published monthly average of the Moody's Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody's Investors Service, Inc. for the calendar month ending 2 months before the beginning of the policy year), and (ii) the rate used to compute the accumulation value of the Fixed Account plus 1.0%. Please ask your financial adviser for additional details.


LAPSE AND REINSTATEMENT
If at any time:

1) the net accumulation value of the policy is insufficient to pay the monthly deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, then all policy coverage will terminate. This is referred to as policy lapse.

The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period and any Premium Reserve accumulation value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the grace period is also insufficient to keep the policy in force, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No-Lapse Protection


Your policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the Net Accumulation Value under the policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.


We will automatically issue this rider with your policy. There is no charge for this rider.


The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing. Refer to the "No-Lapse Enhancement Rider"section of this prospectus for more information.


Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Finally, your policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated premium payments to this rider, any rider accumulation value may prevent lapse of your policy. If your policy's net accumulation value is insufficient to cover the monthly deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy. If the amount in the notice is not paid to us within the grace period, we will automatically transfer to your policy any Premium Reserve Rider accumulation value (less any Premium Reserve Rider transfer load) on the day the grace period ends. If after such transfer, your policy's net accumulation value is sufficient to cover the monthly deductions then due, your policy will not lapse. As with your policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the accumulation value of the rider and, therefore, the amount of the rider accumulation value which may be available to prevent your policy from lapsing or for providing policy benefits.



Reinstatement of a Lapsed Policy


If your policy has lapsed and the insured has not died since lapse, you may reinstate your policy within five years of the Policy Lapse date, provided:


1) it has not been surrendered;

2) there is an application for reinstatement in writing;


3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;


4) we receive a payment sufficient to keep your policy in force for at least two months; and


5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.



TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.


The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a

MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Other Considerations


Insured Lives Past Age 121. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.


If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to be deemed a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.


Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated"within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.




LEGAL PROCEEDINGS

In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of

Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Corporate and Group Purchasers and Case
      Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com


Lincoln Life Flexible Premium Variable Life Account M

1933 Act Registration No. 333-139960

1940 Act Registration No. 811-08557

                               End of Prospectus

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Act - The Investment Company Act of 1940

Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level may be changed by the owner by contacting our Administrative Office. Your policy will be issued with automatic rebalancing which must be maintained to keep the No-Lapse Enhancement Rider in effect.

Beneficiary - The person designated to receive the Death Benefit Proceeds.

Code - Internal Revenue Code of 1986, as amended

Company, the - The Lincoln National Life Insurance Company

Cost of Insurance Charge - The charge which is designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). The Cost of Insurance Charge depends on the policy duration, the age, underwriting category and gender of the insured, and the current Net Amount at Risk.

Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select at the time you apply for the policy which systematically transfers specified dollar amounts during the first policy year from the Money Market Sub-Account or the Fixed Account to one or more Sub-Accounts.

Estate Tax Repeal - Action by the U.S. Congress which enacts into law legislation that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001(H.R. 1836) at least two years beyond January 1, 2011.

Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Grace Period - The period during which you may make additional premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of
(a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid.

Guaranteed Minimum Death Benefit - The amount you specify on the application for your policy which will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Enhancement Rider if that rider's No-Lapse Value Provision is preventing the policy from lapsing.

Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness - The sum of all outstanding loans and accrued interest

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your policy is sufficient to pay the accumulated, if any, and current Monthly Deduction amount on a Monthly Anniversary Day. The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

LFA - Lincoln Financial Advisors Corporation

LFD - Lincoln Financial Distributors, Inc.

Lincoln Life - The Lincoln National Life Insurance Company

LNC - Lincoln National Corporation

Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.

M&E - Mortality and Expense Risk Charge

Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.

Monthly Anniversary Day - The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk - The death benefit minus the greater of zero or the policy value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.

Net Premium Reserve Rider Premium - An amount equal to the Premium Reserve Rider Premium less Premium Reserve Rider Premium Load.

No-Lapse Enhancement Rider Death Benefit - An amount equal to the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit.

No-Lapse Monthly Administrative Fee - An amount determined at the time the policy is issued which is used as a reference rate. It differs from the rate used to calculate the Accumulation Value of the policy.

No-Lapse Monthly Cost of Insurance - An amount determined at the time the policy is issued which is used as a reference rate. It differs from the rate used to calculate the Accumulation Value of the policy.

No-Lapse Monthly Deduction - An amount equal to the No-Lapse Monthly Cost of Insurance, plus the cost of any additional benefits provided by rider for the month, and plus the No-Lapse Monthly Administrative Fee.

No-Lapse Provision Death Benefit - An amount equal to the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death, if the No-Lapse Value Provision is actively keeping the policy from lapsing. The No-Lapse Death Benefit may be less than the specified amount of the policy.

No-Lapse Value - A value based on a set of rates and fees, which are reference rates and fees only fixed for the life of the policy at the time the policy is issued, which determines whether the No-Lapse Value Provision of the No-Lapse Enhancement Rider will prevent the policy from lapsing. These reference rates and fees differ from the rates and fees we use to calculate the Accumulation Value of the policy.

No-Lapse Value Provision - A provision of the No-Lapse Enhancement Rider which will prevent the policy from lapsing if the No-Lapse Value, less any Indebtedness, is greater than zero.

Owner - The person or entity designated in the policy specifications on the date of issue unless a new owner is thereafter named, and we receive written notification of such change. The Owner is entitled to exercise rights and privileges of the policy as long as the insured is living. These rights generally include the power to select the beneficiary, request Policy Loans, make Partial Surrenders, surrender the policy entirely, name a new owner, and assign the policy.

Partial Surrender - A withdrawal of a portion of your policy values.

Planned Premium Payment - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Persistency Bonus Credits - An amount we will credit to Net Accumulation Values in each Sub-Account and the Fixed Account (and to any Net Accumulation Values in each Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account), beginning with the first Monthly Anniversary Day in Policy year 21.

Policy - The contract under which life insurance protection and other benefits are provided as described in this prospectus or such similar contracts, generally.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date - The date on which we begin life insurance coverage.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.

Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Termination, Policy Lapse - Occurs when 1) the Net Accumulation Value of the policy is insufficient to pay the accumulated, if any, and current Monthly Deduction, and 2) the provisions of the No-Lapse Enhancement Rider are not preventing Policy Termination, subject to the conditions in the Grace Period provision. All coverage and benefits under the policy will end.

Premium - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force. Premiums may be paid any time before the insured attains age 121.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Premium Reserve Rider Accumulation Value - An amount equal to the sum of the
(i) values of Premium Reserve Rider Sub-Accounts, (ii) values held in the Premium Reserve Rider Fixed Account, and (iii) values held in the Premium Reserve Rider Loan Account.

Premium Reserve Rider Fixed Account - The portion of the Fixed Account created specifically for the rider.

Premium Reserve Rider Loan - The amount you have borrowed against the Premium Reserve Rider Accumulation Value.

Premium Reserve Rider Loan Account - An amount equal to any outstanding loans from the Premium Reserve Rider Accumulation Value, including any interest charged off the loans. This amount is held in the Company's General Account.

Premium Reserve Rider Sub-Account - A Sub-account created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Account of the same name created for the policy.

Quorum - The number of shares which must be present in person or by proxy in order to transact business at a meeting of shareholders.

Reference Rates and Fees - These are certain assumed charges rates and fees referred to by the No-Lapse Enhancement Rider as "reference rates".

Reinstatement of Lapsed Policy - The period during which you may apply for reinstatement of your policy. If the insured has not died since lapse, you may apply for reinstatement of your policy within five years of the Policy Lapse date, provided: 1) it has not been surrendered; 2) there is an application for reinstatement in writing; 3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk; 4) we receive a payment sufficient to keep your policy in force for at least two months; and 5) any accrued interest is paid and any remaining Indebtedness is either paid or reinstated.

Reset Account Monthly Administrative Fee - An amount determined at the time the policy is issued which is used as a reference rate. It differs from the rate used to calculate the Accumulation Value of the policy.

Reset Account Monthly Cost of Insurance - An amount determined at the time the policy is issued which is used as a reference rate. It differs from the cost of Insurance Charge used to calculate the Accumulation Value of the policy.

Reset Account Monthly Deduction - An amount equal to the Reset Account Monthly Cost of Insurance, plus the cost of any additional benefits provided by rider for the month, plus the Reset Account Monthly Administrative Fee.

Reset Account Value - A value based on a set of rates and fees, which are reference rates and fees only fixed for the life of the policy at the time the policy is issued, which determines whether the Reset Account Value provision of the No-Lapse Enhancement Rider will prevent the policy from lapsing.

Reset Account Value Provision - A provision of the No-Lapse Enhancement Rider which will prevent the policy from lapsing if the Reset Account Value, less any Indebtedness, is greater than zero.

Reset Account Value Death Benefit - An amount equal to the greater of: 1) the reset death benefit (which is the lesser of the current specified amount and Initial Specified Amount) less Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death; or 2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the policy specifications, less any Indebtedness and less any Partial Surrenders after the date of death, if the Reset Account Value Provision is actively keeping the policy from lapsing.

Right to Examine Period - The period during which the policy may be returned to us for cancellation. It is 10 days after you receive the policy (or the greater number of days if required by your state).

SAI - Statement of Additional Information

SEC - The Securities and Exchange Commission

SecureLine (Reg. TM) Account - A special service that we offer in which death benefit or surrender proceeds are placed into an interest-bearing account.

Separate Account - Lincoln Life Flexible Premium Variable Life Account M of The Lincoln National Life Insurance Company

Separate Account Value - An amount equal to the value of amounts allocated or transferred to the Sub-Accounts on a Valuation Day. We also refer to this as the Variable Accumulation Value.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a Reduction in Specified Amount of the death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the policy's Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged. If the policy is fully surrendered, and the policy includes the Premium Reserve Rider, the Surrender Value paid will also include the net accumulation value, if any, of the Premium Reserve Rider less any accrued loan interest not yet charged and less any Surrender Charge not covered by the policy's Accumulation Value.

Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period - The time between Valuation Days

Variable Account Value - See Separate Account Value

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account

We, Us, Our - The Lincoln National Life Insurance Company

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2009
                  Relating to Prospectus Dated May 1, 2009 for



                           Lincoln VULONE2007 product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VULONE2007 product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             5
    Transfer of Ownership........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Sex...................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current accumulation value of your policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets and Financial Ratings

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.


If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $31,220,701 in 2008 and $31,900,362 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising


Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services


We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.




Checkbook Service for Disbursements


We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION



Corporate and Group Purchasers and Case Exceptions

This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment


While the insured is living, you may assign your rights in the policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.


Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Transfer of Ownership

As long as the insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.


On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.




Beneficiary


The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the insured is living, except when we have received an assignment of your policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any Beneficiary dies before the insured, the Beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract


You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.





Change of Plan

Your policy may be exchanged for another policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments


Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.




Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Sex


If the age or sex of the insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.




Suicide


If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



PERFORMANCE DATA

Performance data may appear in sales literature or reports to Owners or prospective buyers.


Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but


o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.


These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 18, 2009

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2008       2007
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $52,558; 2007 -- $53,250)   $ 46,489   $ 53,405
      Equity (cost: 2008 -- $187; 2007 -- $132)                                139        134
   Trading securities                                                        2,189      2,533
   Mortgage loans on real estate                                             7,396      7,117
   Real estate                                                                 119        258
   Policy loans                                                              2,887      2,848
   Derivative investments                                                       60        172
   Other investments                                                           948        986
                                                                          --------   --------
         Total investments                                                  60,227     67,453
Cash and invested cash                                                       2,116        975
Deferred acquisition costs and value of business acquired                   11,184      8,574
Premiums and fees receivable                                                   445        382
Accrued investment income                                                      782        801
Reinsurance recoverables                                                    11,334      7,779
Reinsurance related derivative assets                                          167         --
Goodwill                                                                     3,520      3,539
Other assets                                                                 3,509      2,451
Separate account assets                                                     55,655     82,263
                                                                          --------   --------
         Total assets                                                     $148,939   $174,217
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                  $ 17,054   $ 13,619
Other contract holder funds                                                 59,441     58,168
Short-term debt                                                                  4        173
Long-term debt                                                               2,080      1,675
Reinsurance related derivative liability                                        --        102
Funds withheld reinsurance liabilities                                       2,243      1,862
Deferred gain on business sold through reinsurance                             542        696
Payables for collateral under securities loaned and derivatives                880      1,135
Other liabilities                                                            1,382      2,083
Separate account liabilities                                                55,655     82,263
                                                                          --------   --------
         Total liabilities                                                 139,281    161,776
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock -- 10,000,000 shares, authorized, issued and outstanding        9,132      9,105
Retained earnings                                                            3,135      3,283
Accumulated other comprehensive income (loss)                               (2,609)        53
                                                                          --------   --------
         Total stockholder's equity                                          9,658     12,441
                                                                          --------   --------
         Total liabilities and stockholder's equity                       $148,939   $174,217
                                                                          ========   ========

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                      2008     2007     2006
                                                                     ------   ------   ------
REVENUES:
Insurance premiums                                                   $1,835   $1,664   $1,174
Insurance fees                                                        2,980    2,930    2,400
Net investment income                                                 3,975    4,181    3,805
Realized loss                                                          (831)    (127)     (35)
Amortization of deferred gain on business sold through reinsurance       76       83       76
Other revenues and fees                                                 273      323      289
                                                                     ------   ------   ------
   Total revenues                                                     8,308    9,054    7,709
                                                                     ------   ------   ------
BENEFITS AND EXPENSES:
Interest credited                                                     2,438    2,379    2,175
Benefits                                                              2,645    2,330    1,758
Underwriting, acquisition, insurance and other expenses               2,954    2,520    2,073
Interest and debt expense                                                85       82       82
                                                                     ------   ------   ------
   Total benefits and expenses                                        8,122    7,311    6,088
                                                                     ------   ------   ------
Income before taxes                                                     186    1,743    1,621
Federal income tax expense (benefit)                                    (68)     504      460
                                                                     ------   ------   ------
      Net income                                                     $  254   $1,239   $1,161
                                                                     ======   ======   ======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
                                                                 2008      2007      2006
                                                               -------   -------   -------
COMMON STOCK:
Balance at beginning-of-year                                   $ 9,105   $ 9,088   $ 2,125
Lincoln National Corporation purchase price                         --        (9)    6,932
Stock compensation                                                  27        26        31
                                                               -------   -------   -------
   Balance at end-of-year                                        9,132     9,105     9,088
                                                               -------   -------   -------
RETAINED EARNINGS:
Balance at beginning-of-year                                     3,283     3,341     2,748
Cumulative effect of adoption of SOP 05-1                           --       (41)       --
Cumulative effect of adoption of FIN 48                             --       (14)       --
Comprehensive income (loss)                                     (2,408)      876     1,124
Less other comprehensive income (loss), net of tax:             (2,662)     (363)      (37)
                                                               -------   -------   -------
   Net Income                                                      254     1,239     1,161
Dividends declared                                                (402)   (1,242)     (568)
                                                               -------   -------   -------
   Balance at end-of-year                                        3,135     3,283     3,341
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-year                                        76       421       452
Change during the year                                          (2,638)     (345)      (31)
                                                               -------   -------   -------
   Balance at end-of-year                                       (2,562)       76       421
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS:
Balance at beginning-of-year                                       (19)       (9)        7
Change during the year                                               4       (10)      (16)
                                                               -------   -------   -------
   Balance at end-of-year                                          (15)      (19)       (9)
                                                               -------   -------   -------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                                        --        --        (6)
Change during the year                                              --        --         6
                                                               -------   -------   -------
   Balance at end-of-year                                           --        --        --
                                                               -------   -------   -------
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS:
Balance at beginning-of-year                                        (4)        4        --
Change during the year                                             (28)       (8)        4
                                                               -------   -------   -------
   Balance at end-of-year                                          (32)       (4)        4
                                                               -------   -------   -------
      Total stockholder's equity at end-of-year                $ 9,658   $12,441   $12,845
                                                               =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                           2008      2007      2006
                                                                         -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   254   $ 1,239   $ 1,161
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                 (244)     (916)     (664)
   Trading securities purchases, sales and maturities, net                   177       316       165
   Change in premiums and fees receivable                                    (61)      (88)       (3)
   Change in accrued investment income                                        19        13        21
   Change in future contract benefits                                      4,169       526       109
   Change in other contract holder funds                                     (71)      453       741
   Change in funds withheld reinsurance liability and reinsurance
      recoverables                                                        (3,618)     (493)      304
   Change in federal income tax accruals                                     (45)      310       150
   Realized loss                                                             831       127        35
   Amortization of deferred gain on business sold through reinsurance        (76)      (83)      (76)
   Stock-based compensation expense                                           19        26        31
   Other                                                                     (31)     (160)   (1,055)
                                                                         -------   -------   -------
      Net cash provided by operating activities                            1,323     1,270       919
                                                                         -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                               (5,776)   (8,606)   (9,323)
Sales of available-for-sale securities                                     1,506     3,453     5,328
Maturities of available-for-sale securities                                3,732     4,087     3,326
Purchases of other investments                                            (1,163)   (2,018)     (696)
Sales or maturities of other investments                                     907     1,880       585
Increase (decrease) in payables for collateral under securities
   loaned and derivatives                                                   (255)     (369)      538
Purchase of Jefferson-Pilot stock, net of cash acquired of $39                --        --       154
Other                                                                       (117)      (84)       58
                                                                         -------   -------   -------
      Net cash used in investing activities                               (1,166)   (1,657)      (30)
                                                                         -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                                   250       375       140
Issuance (decrease) in commercial paper                                      (14)       13       (13)
Deposits of fixed account values, including the fixed portion of
   variable                                                                9,806     9,481     7,444
Withdrawals of fixed account values, including the fixed portion
   of variable                                                            (5,910)   (6,645)   (6,660)
Transfers to and from separate accounts, net                              (2,204)   (2,448)   (1,821)
Payment of funding agreements                                               (550)       --        --
Common stock issued for benefit plans and excess tax benefits                  8        --        --
Dividends paid to stockholder                                               (402)     (787)     (568)
                                                                         -------   -------   -------
      Net provided by (used in) financing activities                         984       (11)   (1,478)
                                                                         -------   -------   -------
         Net increase (decrease) in cash and invested cash                 1,141      (398)     (589)
         Cash and invested cash at beginning-of-year                         975     1,373     1,962
                                                                         -------   -------   -------
            Cash and invested cash at end-of-period                      $ 2,116   $   975   $ 1,373
                                                                         =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 23.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the year ended December 31, 2006. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the two years ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Consolidated Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss) on our Consolidated Statements of Income. The detail of the reclassifications (in millions) from what was previously reported in prior period Consolidated Statements of Income (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER, 31
                                          -------------------
                                               2007   2006
                                              -----   ----
Realized loss, as previously reported         $(112)  $ (2)
Effect of reclassifications to:
   Insurance fees                                64     39
   Net investment income                         (5)    62
   Interest credited                            (19)   (66)
   Benefits                                    (103)   (55)
   Underwriting, acquisition, insurance
      and other expenses                         48    (13)
                                              -----   ----
      Realized loss, as adjusted              $(127)  $(35)
                                              =====   ====

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157 ("SFAS 157") - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income on our Consolidated Statements of Income as they occur. The fair value for our trading securities is determined in the same manner as our securities classified as available-for-sale discussed in "AVAILABLE-FOR-SALE SECURITIES" above. For discussion of how the fair value of our embedded derivatives is determined see "DERIVATIVE INSTRUMENTS" below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

SECURITIES LENDING

Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment.


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Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. Pursuant to SFAS No. 157, we have categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See
Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair value of the derivative.

We do not adjust prices received from third parties. However, we do analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate hierarchy levels described in Note 2 "SFAS 157 - FAIR VALUE MEASUREMENTS."

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For


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all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount,


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goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 35% of permanent life insurance in force as of


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December 31, 2008, and approximately 71% of sales for these products in 2008.
Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage guaranteed withdrawal benefit ("GWB") feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years, in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). In addition, for the deferred loss on the reinsurance ceded to LNBAR we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and


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net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the


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replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Because SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provided a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 and DIG B40 did not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 7 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement


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and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 22 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
   Total liabilities                                     $(17)
                                                         ====
REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."


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As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective.
We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our consolidated financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationships involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. We adopted DIG E23 effective January 1, 2008, for hedging relationships designated on or after that date. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FSP FAS NO. 133-1 AND FIN 45-4 -- DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP 133-1"). FSP 133-1 amends the disclosure requirements of SFAS 133 to require the seller of credit derivatives, including hybrid financial instruments with embedded credit derivatives, to disclose additional information regarding, among other things, the nature of the credit derivative, information regarding the facts and circumstances that may require performance or payment under the credit derivative, and the nature of any recourse provisions the seller can use for recovery of payments made under the credit derivative. In addition, FSP 133-1 amends the disclosure requirements in FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") to require additional disclosure about the payment/performance risk of a guarantee. Finally, FSP 133-1 clarifies the intent of the FASB regarding the effective date of SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). The provisions of FSP 133-1 related to SFAS 133 and FIN 45 are effective for annual and interim reporting periods ending after November 15, 2008, with comparative disclosures required only for those periods ending subsequent to initial adoption. The clarification of the effective date of SFAS 161 was effective upon the issuance of FSP 133-1, and will not impact the effective date of SFAS 161 in our financial statements. We have included these required enhanced disclosures related to credit derivatives, hybrid financial instruments and guarantees in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.


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FSP FAS 140-4 AND FIN 46(R)-8 -- ENHANCED DISCLOSURE REQUIREMENTS RELATED TO
TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"). FSP 140-4 amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to require additional disclosures regarding a transferor's continuing involvement with transferred financial assets in a securitization or asset-backed financing arrangement. FSP 140-4 also amends FIN 46 (revised December 2003) "Consolidation of Variable Interest Entities," to expand the disclosure requirements for VIEs to include information regarding the decision to consolidate the VIE, the nature of and changes in risks related to a VIE, and the impact on the entity's financial statements due to the involvement with a VIE. Those variable interests required to comply with the guidance in FSP 140-4 include the primary beneficiary of the VIE, the holder of a significant variable interest and a sponsor that holds a variable interest. Further, FSP 140-4 requires enhanced disclosures for certain sponsors and holders of a significant variable interest in a qualifying special purpose entity. The provisions of FSP 140-4 are effective for the first reporting period ending after December 15, 2008, and comparative disclosures are not required. We included the enhanced disclosures required by FSP 140-4 in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

See Note 4 for more information regarding our involvement with VIEs.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin ("ARB") No. 51" ("SFAS 160"), which aims to improve the relevance, comparability and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the Consolidated Statements of Income. Changes in a parent's ownership


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interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary, sells some of its ownership interests in its subsidiary, the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We will adopt SFAS 160 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

FSP FAS NO. 140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS

In February 2008, the FASB issued FSP FAS No. 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"), regarding the criteria for a repurchase financing to be considered a linked transaction under SFAS 140. A repurchase financing is a transaction where the buyer ("transferee") of a financial asset obtains financing from the seller ("transferor") and transfers the financial asset back to the seller as collateral until the financing is repaid. Under FSP 140-3, the transferor and the transferee shall not separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet the criteria identified in FSP 140-3 in order to receive separate accounting treatment. FSP 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. FSP 140-3 will be applied prospectively to initial transfers and repurchase financings executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. Early application is not permitted. We will adopt FSP 140-3 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS 161 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133

In March 2008, the FASB issued SFAS 161, which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why we use derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We will adopt SFAS 161 effective January 1, 2009, at which time we will include these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.


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SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN
INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our consolidated financial condition or results of operations.

EITF NO. 07-5 -- DETERMINING WHETHER AN INSTRUMENT (OR EMBEDDED FEATURE) IS INDEXED TO AN ENTITY'S OWN STOCK

In June 2008, the FASB issued EITF No. 07-5, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides guidance to determine whether an instrument (or an embedded feature) is indexed to an entity's own stock when evaluating the instrument as a derivative under SFAS 133. An instrument that is both indexed to an entity's own stock and classified in stockholder's equity in the entity's statement of financial position is not considered a derivative for the purposes of applying the guidance in SFAS 133. EITF 07-5 provides a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. EITF 07-5 is applicable to outstanding instruments as of the beginning of the fiscal year in which the issue is adopted and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 07-5 on January 1, 2009, and do not expect the adoption will be material to our consolidated financial condition and results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS
157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our consolidated financial statements for the year ending December 31, 2009.

3. ACQUISITION, DIVIDEND OF FPP AND REINSURANCE CEDED TO LNBAR

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot") by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                            DIVIDENDED
                                                               VALUE
                                                            ----------
Investments                                                  $ 1,809
Cash and invested cash                                            20
Deferred acquisition costs and value of business acquired        246
Premiums and fees receivable                                       2
Accrued investment income                                         24
Reinsurance recoverables                                         669
Goodwill                                                           2
Future contract benefits                                        (705)
Other contract holder funds                                   (1,509)
Other liabilities                                                (66)
                                                             -------
   Total dividend of FPP                                     $   492
                                                             =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact (in millions) on the Consolidated Balance Sheets for the ceding of this block of business to LNBAR:

ASSETS
Deferred acquisition costs and value of business acquired   $(230)
Other assets                                                 (130)
                                                            -----
   Total assets                                             $(360)
                                                            =====
LIABILITIES
Future contract benefits                                    $(539)
Other contract holder funds                                   (47)
Funds withheld reinsurance liabilities                        434
Deferred loss on business sold through reinsurance            (78)
Other liabilities                                            (130)
                                                            -----
   Total liabilities                                        $(360)
                                                            =====

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest in our consolidated financial statements.

Information (in millions) included in our Consolidated Balance Sheet as of December 31, 2008 for those VIEs where we had significant variable interest and where we were a sponsor that held a variable interest was as follows:

                         LNL AMOUNTS RELATED TO VIE
                      -------------------------------
                                              MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes     $50        $--         $600

We invested in two credit-linked notes where the note holders do not have voting rights or decision-making capabilities. The entities that issued the credit-linked notes are financed by the note holders, and as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. We are not the primary beneficiary of the VIEs as the multi-tiered class structure of the credit-linked notes requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the credit-linked notes limits our participation in the residual returns. For information regarding our exposure to loss in our credit-linked notes, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2008
                                            ----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------    FAIR
                                               COST     GAINS     LOSSES      VALUE
                                            ---------   -----   ----------   -------
Corporate bonds                              $39,463     $614     $4,993     $35,084
U.S. Government bonds                            158       36         --         194
Foreign government bonds                         509       33         48         494
Mortgage-backed securities:
   Mortgage pass-through securities            1,749       57         37       1,769
   Collateralized mortgage obligations         6,612      168        733       6,047
   Commerical mortgage-backed securities       2,428        7        588       1,847
State and municipal bonds                        118        2          2         118
Hybrid and redeemable preferred stocks         1,521        6        591         936
                                             -------     ----     ------     -------
   Total fixed maturity securities            52,558      923      6,992      46,489
Equity securities                                187        9         57         139
                                             -------     ----     ------     -------
      Total available-for-sale securities    $52,745     $932     $7,049     $46,628
                                             =======     ====     ======     =======

                                                     AS OF DECEMBER 31, 2007
                                            -----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------     FAIR
                                               COST      GAINS     LOSSES      VALUE
                                            ---------   ------   ----------   -------
Corporate bonds                              $42,041    $1,049     $  904     $42,186
U.S. Government bonds                            153        14         --         167
Foreign government bonds                         586        39          4         621
Mortgage-backed securities:
   Mortgage pass-through securities            1,185        23          4       1,204
   Collateralized mortgage obligations         6,441        75        124       6,392
   Commerical mortgage-backed securities       2,598        48         67       2,579
State and municipal bonds                        143         2         --         145
Hybrid and redeemable preferred stocks           103         9          1         111
                                             -------    ------     ------     -------
   Total fixed maturity securities            53,250     1,259      1,104      53,405
Equity securities                                132         9          7         134
                                             -------    ------     ------     -------
      Total available-for-sale securities    $53,382    $1,268     $1,111     $53,539
                                             =======    ======     ======     =======


The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                           AS OF DECEMBER 31, 2008
                                                           -----------------------
                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
Due in one year or less                                       $ 1,712    $ 1,694
Due after one year through five years                          12,568     11,869
Due after five years through ten years                         14,036     12,013
Due after ten years                                            13,453     11,250
   Subtotal                                                    41,769     36,826
                                                              -------    -------
Mortgage-backed securities                                     10,789      9,663
                                                              -------    -------
      Total fixed maturity available-for-sale securities      $52,558    $46,489
                                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                        AS OF DECEMBER 31, 2008
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                               GROSS                  GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $18,449     $2,303     $5,809     $2,690     $24,258     $4,993
U.S. Government bonds                                    3         --         --         --           3         --
Foreign government bonds                               145         15         50         33         195         48
Mortgage-backed securities:
   Mortgage pass-through securities                     95         25         51         12         146         37
   Collateralized mortgage obligations                 807        279        688        454       1,495        733
   Commercial mortgage-backed securities             1,099        169        474        419       1,573        588
State and municipal bonds                               28          2          2         --          30          2
Hybrid and redeemable preferred stocks                 448        261        406        330         854        591
                                                   -------     ------     ------     ------     -------     ------
   Total fixed maturity securities                  21,074      3,054      7,480      3,938      28,554      6,992
Equity securities                                       82         56          2          1          84         57
                                                   -------     ------     ------     ------     -------     ------
      Total available-for-sale securities          $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                   =======     ======     ======     ======     =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  3,507
                                                                                                            ======

                                                                        AS OF DECEMBER 31, 2007
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                                GROSS                 GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $11,038      $657      $4,142      $247      $15,180     $  904
U.S. Government bonds                                   --        --           3        --            3         --
Foreign government bonds                                81         4          --        --           81          4
Mortgage-backed securities:
   Mortgage pass-through securities                     32        --         189         4          221          4
   Collateralized mortgage obligations               1,672        96       1,069        28        2,741        124
   Commercial mortgage-backed securities               490        46         535        21        1,025         67
State and municipal bonds                               29        --          15        --           44         --
Hybrid and redeemable preferred stocks                  13         1          --        --           13          1
                                                   -------      ----      ------      ----      -------     ------
   Total fixed maturity securities                  13,355       804       5,953       300       19,308      1,104
Equity securities                                       61         7          --        --           61          7
                                                   -------      ----      ------      ----      -------     ------
      Total available-for-sale securities          $13,416      $811      $5,953      $300      $19,369     $1,111
                                                   =======      ====      ======      ====      =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  2,263
                                                                                                            ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                   AS OF DECEMBER 31, 2008
                              --------------------------------
                                          GROSS       NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------   ----------
Less than six months          $  781     $  389         159
Six months or greater, but
   less than nine months       1,141        536         206
Nine months or greater, but
   less than twelve months     1,552        785         223
Twelve months or greater       4,027      3,509         785
                              ------     ------       -----
   Total available-for-sale
      securities              $7,501     $5,219       1,373
                              ======     ======       =====

                                   AS OF DECEMBER 31, 2007
                              --------------------------------
                                         GROSS        NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------  -----------
Less than six months          $  133      $ 48           22
Six months or greater, but
   less than nine months         425       137           30
Nine months or greater, but
   less than twelve months       363       109           17
Twelve months or greater         182        79           57
                              ------      ----         ----
   Total available-for-sale
      securities              $1,103      $373         $126
                              ======      ====         ====

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $5.9 billion increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to a combination of reduced liquidity in several market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                           ------   ------
Corporate bonds                            $1,467   $1,817
U.S. Government bonds                         414      366
Foreign government bonds                       38       45
Mortgage-backed securities:
   Mortgage pass-through securities            31       21
   Collateralized mortgage obligations        118      153
   Commercial mortgage-backed
      securities                               76      104
State and municipal bonds                      13       17
Hybrid and redeemable preferred stocks         30        8
     Total fixed maturity securities        2,187    2,531
Equity securities                               2        2
                                           ------   ------
       Total trading securities            $2,189   $2,533
                                           ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2008, 2007 and 2006 was $172 million, $8 million and $48 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S with the largest concentrations in California and Texas, which accounted for approximately 30% and 29% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                     2008     2007     2006
                                    ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity available-for-sale
   securities                       $3,236   $3,264   $2,968
Equity available-for-sale
   securities                            8       19       11
Trading securities                     154      163      181
Mortgage loans on real estate          473      491      466
Real estate                             20       41       36
Standby real estate equity
   commitments                           3       12       18
Policy loans                           177      172      158
Invested cash                           33       49       62
Alternative investments                (34)     102       46
Consent fees                             5       10        8
Other investments                       12       36       15
                                    ------   ------   ------
   Investment income                 4,087    4,359    3,969
Investment expense                    (112)    (178)    (164)
                                    ------   ------   ------
      Net investment income         $3,975   $4,181   $3,805
                                    ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            -----------------------
                                              2008     2007    2006
                                            -------   -----   -----
Fixed maturity available-for-sale
   securities:
   Gross gains                              $    49   $ 120   $ 123
   Gross losses                              (1,059)   (176)    (99)
Equity available-for-sale securities:
   Gross gains                                    1       3       2
   Gross losses                                 (33)   (111)     --
Gain (loss) on other investments                 31      22       5
Associated amortization expense of
   DAC, VOBA, DSI and DFEL and
   changes in other contract holder
   funds and funds withheld
   reinsurance liabilities                      244      29     (38)
                                            -------   -----   -----
      Total realized loss on investments,
         excluding trading securities          (767)   (113)     (7)
Loss on certain derivative
   instruments                                  (83)     (2)      2
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds                                  --       1      --
                                            -------   -----   -----
      Total realized loss on investments
         and certain derivative
         instruments, excluding
         trading securities                 $  (850)  $(114)  $  (5)
                                            =======   =====   =====
Write-downs for other-than-temporary
   impairments included in realized
   loss on available-for-sale
   securities above                         $  (900)  $(257)  $ (64)
                                            =======   =====   =====

See Note 15 for a comprehensive listing of realized loss reported on our Consolidated Statements of Income

SECURITIES LENDING

The carrying values of securities pledged under securities lending agreements were $427 million and $655 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $410 million and $634 million as of December 31, 2008 and 2007, respectively. The carrying value and fair value of the collateral receivable held for derivatives is $17 million as of December 31, 2008. We did not have a collateral payable for derivatives as of December 31, 2007.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $470 million and $480 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $496 million and $502 million as of December 31, 2008 and 2007, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2008, our investment commitments for fixed maturity securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $705 million, which included $267 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $6.5 billion or 11% of the invested assets portfolio totaling $60.2 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2008 and 2007, other contract holder funds on our Consolidated Balance Sheets included $600 million and $1.2 billion outstanding in funding agreements, respectively. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies. One of the credit linked notes totaling $250 million was paid off at par in September of 2008 and as a result, the related structure, including the $250 million funding agreement, was terminated. The two remaining credit-linked notes are asset-backed securities, classified as corporate bonds in the tables above and are reported as fixed maturity securities on our Consolidated Balance Sheets. An additional $300 million funding agreement was assumed as a result of the merger of Jefferson-Pilot, but was not invested into credit-linked notes. This $300 million funding agreement matured on June 2, 2008.

We earn a spread between the coupon received on the credit-linked notes and the interest credited on the funding agreement. Our credit-linked notes were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality asset in these transactions is a AAA-rated asset-backed security secured by a pool of credit card receivables. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolios. As permitted in the credit-linked note agreements, Delaware Investments acts as the investment manager for the pool of underlying issuers in each of the transactions. Delaware Investments, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by Delaware Investments. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer Delaware Investments has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the credit-linked note agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependant upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the credit losses. We own the mezzanine tranche of these investments. To date, there has been one default in the underlying collateral pool of the $400 million credit-linked note and two defaults in the underlying collateral pool of the $200 million credit-linked note. There has been no event of default on the credit-linked notes themselves. We feel the remaining subordination is sufficient to absorb future credit losses, subject to changing market conditions. We do not anticipate any future payments under the credit-linked notes and there are no recourse provisions or assets held as collateral that would enable us to recover payments if made. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2008.

As in the general markets, spreads on these transactions have widened, causing unrealized losses. We had unrealized losses of $550 million on the $600 million in credit-linked notes as of December 31, 2008 and $190 million on the $850 million in credit-linked notes as of December 31, 2007. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2008 and 2007.

The following summarizes information regarding our investments in these securities (dollars in millions):

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                    $400           $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost(1)                      $400          $200
Fair value(1)                            30            20
Attachment point(1)                    4.77%         1.48%
Maturity                         12/20/2016     3/20/2017
Current rating of tranche(1)           BBB-          Baa2
Current rating of underlying
   collateral pool(1)              Aaa-Caa1       Aaa-Ba3
Number of entities(1)                   124            98
Number of countries(1)                   20            23

----------
(1)  As of December 31, 2008

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps, and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock, call options on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500") are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2008 and 2007, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuities including the LINCOLN SMARTSECURITY(R) Advantage guaranteed minimum withdrawal benefit ("GWB") feature, the 4LATER(R) Advantage guaranteed income benefit ("GIB") feature and the I4LIFE(R) Advantage GIB feature that is available in our variable annuity products. Certain features of these guarantees, notably our GIB and 4LATER(R) features have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in estimated fair value of the portion of guarantee features that are considered to be derivatives under SFAS 133 is reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts generally offset changes in the value of the embedded derivative of the GWB and GIB. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under SFAS 133. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain (loss) on our Consolidated Statements of Income. In calculating our future contract benefit liabilities under these contracts, SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods.

These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on our Consolidated Statements of Income.

Pursuant to SFAS 157, we have categorized our derivative instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157. We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                          AS OF DECEMBER 31,
                                              -----------------------------------------
                                                                  ASSETS (LIABILITIES)
                                                                 ----------------------
                                              NOTIONAL AMOUNTS   CARRYING OR FAIR VALUE
                                              ----------------   ----------------------
                                                2008     2007          2008     2007
                                               ------   ------       -------   -----
Cash flow hedges:
   Interest rate swap agreements               $  780   $1,372       $   (50)  $  (5)
   Foreign currency swaps                         366      366            64     (17)
   Call options (based on LNC stock)               --       --            --       1
                                               ------   ------       -------   -----
      Total cash flow hedges                    1,146    1,738            14     (21)
                                               ------   ------       -------   -----
All other derivative instruments:
   Interest rate cap agreements                 2,200    4,100            --       2
   Credit default swaps                           149       60           (51)     --
   Call options (based on LNC stock)               18       23            --      13
   Call options (based on S&P 500 Index(R))     2,951    2,858            31     149
                                               ------   ------       -------   -----
      Total other derivative instruments        5,318    7,041           (20)    164
Embedded derivatives per SFAS 133                  --       --        (2,722)   (303)
                                               ------   ------       -------   -----
         Total derivative instruments          $6,464   $8,779       $(2,728)  $(160)
                                               ======   ======       =======   =====

The carrying or fair value of total derivative instruments (in millions) reported above is reflected within the Consolidated Balance Sheets as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                      2008     2007
                                                    -------   -----
Derivative investments                              $    60   $ 172
Reinsurance related derivative asset (liability)        167    (102)
Future contract benefits liability                   (2,904)   (230)
Other liabilities -- credit default swaps               (51)     --
                                                    -------   -----
   Total                                            $(2,728)  $(160)
                                                    =======   =====

The notional amount of derivative financial instruments by maturity (in millions) was as follows:

                                                   REMAINING LIFE AS OF DECEMBER 31, 2008
                                              -----------------------------------------------
                                              LESS THAN    1 - 5   5 - 10     AFTER
                                                1 YEAR     YEARS    YEARS   10 YEARS    TOTAL
                                              ---------   ------   ------   --------   ------
Cash flow hedges:
   Interest rate swap agreements                $  146    $  128    $240      $266     $  780
   Foreign currency swaps                           --        --     231       135        366
                                                ------    ------    ----      ----     ------
      Total cash flow hedges                       146       128     471       401      1,146
                                                ------    ------    ----      ----     ------
All other derivative instruments:
   Interest rate cap agreements                  1,200     1,000      --        --      2,200
   Credit default swaps                             --        60      89        --        149
   Call options (based on LNC stock)                --        18      --        --         18
   Call options (based on S&P 500 Index(R))      2,185       766      --        --      2,951
                                                ------    ------    ----      ----     ------
      Total other derivative instruments         3,385     1,844      89        --      5,318
                                                ------    ------    ----      ----     ------
         Total derivative instruments           $3,531    $1,972    $560      $401     $6,464
                                                ======    ======    ====      ====     ======

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2008   2007   2006
                                           -----   ----   ----
Cash flow hedges:
   Interest rate swap agreements(1)        $   4    $ 5    $ 5
   Foreign currency swaps(1)
                                              (1)    (1)    (1)
                                           -----    ---    ---
      Total cash flow hedges                   3      4      4
                                           -----    ---    ---
All other derivative instruments:
   Credit default swaps(1)                     1     --     --
   Call options (based on LNC stock)(2)       (8)    (3)    10
   Call options (based on S&P 500)(3)       (204)     6     62
                                           -----    ---    ---
      Total other derivative instruments    (211)     3     72
                                           -----    ---    ---
         Total derivative instruments      $(208)   $ 7    $76
                                           =====    ===    ===

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(3)  Reported in net realized loss on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  --------------------
                                                  2008    2007    2006
                                                  ----    ----    ----
Ineffective portion recognized in realized loss    $ 1     $(1)    $ 1
                                                   ===     ===     ===
Gains recognized as a component of OCI with the
   offset to:
   Net investment (income)                         $(2)    $(3)    $(3)
   Benefit expense (recovery)                       --      (1)     (1)
                                                   ---     ---     ---
                                                   $(2)    $(4)    $(4)
                                                   ===     ===     ===

As of December 31, 2008, $7 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2009. This reclassification is due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2008, 2007 and 2006, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Upon option expiration, the payment, if any, is the increase in our stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SARs liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income as underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain
(loss) on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swaps for which we are the seller (in millions) as of December 31, 2008, was as follows:

              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(4)     PAYOUT
----------   --------   --------   ------------   --------   ---------
 3/20/2010      (1)        (3)        Aa3/A+        $(1)       $ 10
 6/20/2010      (1)        (3)         Aa2/A         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)          A1/A         --          10
12/20/2012      (2)        (3)          A1/A         (1)         10
 3/20/2017      (2)        (3)          A2/A        (14)         22(5)
 3/20/2017      (2)        (3)          A2/A        (10)         14(5)
 3/20/2017      (2)        (3)          A2/A         (8)         18(5)
 3/20/2017      (2)        (3)          A2/A        (11)         18(5)
 3/20/2017      (2)        (3)          A2/A         (6)         17(5)
                                                   ----        ----
                                                   $(51)       $149
                                                   ====        ====

----------
(1) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(2) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(3) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(4) Broker quotes are used to determine the market value of credit default swaps.

(5) These credit default swaps were sold to a counter party of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded through net income as a component of realized gain (loss) on our Consolidated Statements of Income. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $15 million and $(211) million as of December 31, 2008 and 2007, respectively.

DERIVATIVE RELATED TO REINSURANCE CEDED TO AFFILIATE

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $152 million and $109 million as of December 31, 2008 and 2007, respectively.

VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Consolidated Statements of Income. As of December 31, 2008 and 2007, we had approximately $12.7 billion and $18.9 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $4.7 billion and $4.9 billion, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that either: contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income on our Consolidated Statements of Income.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2008 and 2007, the exposure was $150 million and $169 million, respectively.

7. FEDERAL INCOME TAXES

The components of federal income tax expense (benefit) as reported on the Consolidated Statements of Income (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                                -------------------
                                                 2008   2007   2006
                                                -----   ----   ----
Current                                         $(292)  $372   $244
Deferred                                          224    132    216
                                                -----   ----   ----
   Total federal income tax expense (benefit)   $ (68)  $504   $460
                                                =====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Tax rate of 35% times pre-tax income               $ 65   $610   $568
Effect of:
   Separate account dividend received deduction     (82)   (88)   (80)
   Tax credits                                      (25)   (22)   (21)
   Prior year tax return adjustment                 (34)   (14)   (25)
   Other items                                        8     18     18
                                                   ----   ----   ----
      Provision (benefit) for income taxes         $(68)  $504   $460
                                                   ====   ====   ====
   Effective tax rate                               N/M     29%    28%
                                                   ====   ====   ====

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $186 million resulted in a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other assets as of December 31, 2008, and other liabilities as of December 31, 2007, on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2008    2007
                                                   ----   -----
Current                                            $(66)  $(390)
Deferred                                            954    (239)
                                                   ----   -----
   Total federal income tax asset (liability)      $888   $(629)
                                                   ====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2008     2007
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,550   $1,904
Reinsurance deferred gain                                       190      244
Modco embedded derivative                                        --       74
Postretirement benefits other than pensions                      21        8
Compensation and benefit plans                                  135      175
Net unrealized loss on securities available-for-sale          2,142       --
Other investments                                               362       77
Ceding commission asset                                           5        7
Other                                                           102       55
                                                             ------   ------
      Total deferred tax assets                               4,507    2,544
                                                             ------   ------
DEFERRED TAX LIABILITIES
Deferred acquisition costs                                    1,992    1,436
Net unrealized gain on securities available-for-sale             --       40
Net unrealized gain on trading securities                        12       71
Present value of business in-force                            1,317      985
Modco embedded derivative                                         5       --
Other                                                           227      251
                                                             ------   ------
   Total deferred tax liabilities                             3,553    2,783
                                                             ------   ------
      Net deferred tax asset (liability)                     $  954   $ (239)
                                                             ======   ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LNY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007, $142 million and $134 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $48 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                           2008   2007
                                                           ----   ----
Balance at beginning-of-year                               $290   $272
   Increases for prior year tax positions                    16      5
   Decreases for prior year tax positions                   (46)    (1)
   Increases for current year tax positions                  20     21
   Decreases for current year tax positions                  (6)    (7)
   Decreases for settlements with taxing authorities         (8)    --
   Decreases for lapse of statute of limitations             (2)    --
                                                           ----   ----
      Balance at end-of-year                               $264   $290
                                                           ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2008, 2007 and 2006, we recognized interest and penalty expense related to uncertain tax positions of $1 million, $19 million and $13 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $64 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining tax year ended April 2nd, 2006.

8. DAC, VOBA, AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $262 million, for a reversion to the mean prospective unlocking of DAC, VOBA, and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $5,765   $4,577   $3,676
   Cumulative effect of adoption of SOP 05-1            --      (31)      --
   Dividend of FPP                                      --     (246)      --
   Reinsurance ceded to LNBAR                         (230)      --       --
   Deferrals                                         1,811    2,002    1,479
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (368)      27       (9)
      Prospective unlocking -- model refinements        44      (49)      (2)
      Retrospective unlocking                         (120)      64       35
      Other amortization, net of interest             (704)    (753)    (635)
   Adjustment related to realized gains on
      available-for-sale securities and
      derivatives                                      129       78      (53)
   Adjustment related to unrealized losses on
      available-for-sale securities and
      derivatives                                    1,094       96       86
                                                    ------   ------   ------
         Balance at end-of-year                     $7,421   $5,765   $4,577
                                                    ======   ======   ======

Changes in VOBA (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $2,809   $3,032   $  742
   Cumulative effect of adoption of
      SOP 05-1                                          --      (35)      --
   Business acquired                                    --       14    2,478
   Deferrals                                            40       46       96
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (7)      13        5
      Prospective unlocking -- model refinements         6       (2)      --
      Retrospective unlocking                          (38)      13        6
      Other amortization                              (335)    (421)    (349)
   Accretion of interest                               116      125      111
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                       98       --       (9)
   Adjustment related to unrealized gains
      (losses) on available-for-sale securities
      and derivatives                                1,074       24      (48)
                                                    ------   ------   ------
         Balance at end-of-year                     $3,763   $2,809   $3,032
                                                    ======   ======   ======

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $  258
2010            241
2011            209
2012            192
2013            175
Thereafter    1,626
             ------
   Total     $2,701
             ======

Changes in DSI (in millions) were as follows:

                                                      FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                                   ------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Balance at beginning-of-year                       $279   $194   $129
   Cumulative effect of adoption of SOP 05-1         --     (3)    --
   Deferrals                                         96    116     86
   Amortization, net of interest:
      Prospective unlocking -- assumption changes   (37)     2      1
      Prospective unlocking -- model refinements     --     (1)    --
      Retrospective unlocking                        (6)     1      3
      Other amortization, net of interest           (28)   (35)   (22)
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                     6      5     (3)
                                                   ----   ----   ----
         Balance at end-of-year                    $310   $279   $194
                                                   ====   ====   ====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                        FOR THE YEARS
                                                      ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2008      2007      2006
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 5,853   $ 5,645   $ 4,587
Reinsurance assumed                                   18        12         8
Reinsurance ceded                                 (1,056)   (1,063)   (1,021)
                                                 -------   -------   -------
   Total insurance premiums and fees, net        $ 4,815   $ 4,594   $ 3,574
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,245   $ 3,579   $ 2,662
Reinsurance recoveries netted against benefits    (1,600)   (1,249)     (904)
                                                 -------   -------   -------
   Total benefits, net                           $ 2,645   $ 2,330   $ 1,758
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.2 billion as of December 31, 2008. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2008, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2008, included $1.8 billion and $26 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration

Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2008, 2007 and 2006 we amortized $50 million, $55 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2008, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                               FOR THE YEAR ENDED DECEMBER 31, 2008
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,046        $ (6)         $--      $1,040
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,199         (13)                   2,186
   Group Protection            274          --           --         274
                            ------        ----          ---      ------
      Total goodwill        $3,539        $(19)         $--      $3,520
                            ======        ====          ===      ======

                               FOR THE YEAR ENDED DECEMBER 31, 2007
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,032         $14          $--      $1,046
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,181          20           (2)      2,199
   Group Protection            281          (7)          --         274
                            ------         ---          ---      ------
      Total goodwill        $3,514         $27          $(2)     $3,539
                            ======         ===          ===      ======

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units, which utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach).

All of our reporting units passed the Step 1 analysis. While the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test by performing a hypothetical purchase price allocation as if the reporting unit had been acquired for its estimated fair value on that date. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2008                      2007
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Individual Markets -- Life Insurance:
   Sales force                                    $100          $11         $100          $ 7
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)                    3           --            3           --
                                                  ----          ---         ----          ---
      Total                                       $103          $11         $103          $ 7
                                                  ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2008 was as follows:

2009         $ 4
2010           4
2011           4
2012           4
2013           4
Thereafter    69
             ---
   Total     $89
             ===

11. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Consolidated Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See Note 22 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as guaranteed living benefits ("GLB"), which is reported as a component of realized gain (loss) on our Consolidated Statements of Income and is discussed in Note 16.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                         $33,907    $44,833
Net amount at risk(1)                         6,337         93
Average attained age of contract holders   56 years   55 years
MINIMUM RETURN
Total account value                         $   191    $   355
Net amount at risk(1)                           109         25
Average attained age of contract holders   68 years   68 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                         $16,950    $25,537
Net amount at risk(1)                         8,402        359
Average attained age of contract holders   65 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    --------------------
                                    2008    2007    2006
                                    ----    ----    ----
Balance at beginning-of-year        $ 38     $23     $15
   Cumulative effect of adoption
      of SOP 05-1                     --      (4)     --
   Changes in reserves               312      25      14
   Benefits paid                     (73)     (6)     (6)
                                    ----     ---     ---
Balance at end-of-year              $277     $38     $23
                                    ====     ===     ===

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008       2007
                                    -------    -------
ASSET TYPE
Domestic equity                     $24,877    $44,982
International equity                  9,204      8,076
Bonds                                 6,701      8,034
Money market                          5,802      6,545
                                    -------    -------
   Total                            $46,584    $67,637
                                    =======    =======
Percent of total variable annuity
  separate account values                99%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 34% of permanent life insurance in force as of December 31, 2008 and approximately 68% of sales for these products in 2008.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                          -------  -------
Account values and other contract
   holder funds                           $57,875  $56,668
Deferred front-end loads                      948      768
Contract holder dividends payable             498      524
Premium deposit funds                         109      113
Undistributed earnings on participating
   business                                    11       95
                                          -------  -------
      Total other contract holder funds   $59,441  $58,168
                                          =======  =======

As of December 31, 2008 and 2007, participating policies comprised approximately 1.4% and 1.5%, respectively, of the face amount of insurance in force, and dividend expenses were $92 million for the year ended December 31, 2008 and $85 million for the years ended December 31, 2007 and 2006, respectively.

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2008     2007
                                       ------   ------
Short-term debt(1)                     $    4   $   18
Note due LNC, due 2009                     --      155
                                       ------   ------
   Total short-term debt               $    4   $  173
                                       ======   ======
Long-term debt:
   Note due LNC, due 2010              $  155   $   --
   LIBOR + 0.03% note, due 2017           250       --
   LIBOR + 1.00% note, due 2037           375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,080   $1,675
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued two notes for a combined amount not to exceed $250 million to LNC in 2006. The notes called for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points. As of December 31, 2006, $139 million had been advanced to us and was classified as long-term debt. During 2007, $16 million was borrowed, bringing the outstanding balance to $155 million, which was classified as short-term debt. During the third quarter of 2008, the notes were extended and are now due on September 30, 2010. The notes are now classified as long-term debt.

In the third quarter of 2008, LNL made an investment of $19 million in the Federal Home Loan Bank of Indianapolis ("FHLBI"), a AAA-rated entity. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in FHLBI. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. As of December 31, 2008, based on our common stock investment, we had borrowing capacity of up to approximately $378 million from FHLBI. We also had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement. In 2007, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2013.

Total rental expense on operating leases for the years ended December 31, 2008, 2007 and 2006 was $49 million, $56 million and $53 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2008 were as follows:

2009         $ 50
2010           38
2011           33
2012           26
2013           21
Thereafter    107
             ----
             $275
   Total     ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to be approximately $9 million.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Retirement Solutions - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 37%, 46% and 48% of Retirement Solutions - Annuities' variable annuity product deposits in 2008, 2007 and 2006, respectively and represented approximately 62%, 66% and 67% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2008, 2007 and 2006. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions
- Annuities segment, AFIS funds accounted for 44%, 55% and 58% of variable annuity product deposits in 2008, 2007 and 2006 respectively and represented 70%, 75% and 75% of the segment's total variable annuity product account values as of December 31, 2008, 2007 and 2006, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $6 million and $4 million as of December 31, 2008 and 2007, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $1 million and $2 million as of December 31, 2008 and 2007, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the Internal Revenue Service ("IRS") issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends received deduction on our effective tax rate.

15. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                        ----------------------
                                          2008     2007   2006
                                        -------   -----   ----
UNREALIZED GAINS ON
   AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year            $    76   $ 421   $452
Other comprehensive income (loss):
   Unrealized holding losses arising
      during the year                    (7,316)   (871)   (96)
   Change in DAC, VOBA and
      other contract holder funds         2,522     177     29
   Income tax benefit                     1,703     243     23
   Change in foreign currency
      exchange rate adjustment              (66)     18      5
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                      (1,042)   (164)    24
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds              244      29    (37)
      Income tax benefit                    279      47      5
                                        -------   -----   ----
            Balance at end-of-year      $(2,562)  $  76   $421
                                        =======   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2008   2007   2006
                                         ----   ----   ----
UNREALIZED GAINS ON
   DERIVATIVE INSTRUMENTS
Balance at beginning-of-year             $(19)  $ (9)  $  7
Other comprehensive income (loss):
   Unrealized holding gains arising
      during the year                     (42)    14    (22)
   Change in DAC, VOBA and
      other contract holder funds         (36)    (6)     1
   Income tax (expense) benefit            27     11      2
   Change in foreign currency
      exchange rate adjustment              1    (30)     4
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                       (83)    (2)     2
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds             --      1     --
      Income tax (expense) benefit         29     --     (1)
                                         ----   ----   ----
            Balance at end-of-year       $(15)  $(19)  $ (9)
                                         ====   ====   ====
MINIMUM PENSION LIABILITY
   ADJUSTMENT
Balance at beginning-of-year             $ --   $ --   $ (6)
Other comprehensive income (loss):
   Adjustment arising during the year      --     --      6
                                         ----   ----   ----
         Balance at end-of-year          $ --   $ --   $ --
                                         ====   ====   ====
FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance at beginning-of-year             $ (4)  $  4    $--
Other comprehensive income (loss):
   Adjustment arising during the
      year                                (45)   (13)    --
   Income tax benefit                      17      5     --
    Adjustment for adoption of
      SFAS 158, net of tax                 --     --      4
                                         ----   ----   ----
            Balance at end-of-year       $(32)  $ (4)  $  4
                                         ====   ====   ====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       -----    -----    ----
Total realized loss on investments and certain
   derivative instruments, excluding trading
   securities(1)                                       $(850)   $(114)   $ (5)
Gain on certain reinsurance derivative/trading
   securities(2)                                           5        2       4
Indexed annuity net derivative results(3):
   Gross                                                  13      (17)     (2)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            22        9       1
Guaranteed living benefits:
   Gross                                                   2      (36)    (16)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                           (23)      28     (19)
Guaranteed death benefits(4):
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            --        1       2
                                                       -----    -----    ----
        Total realized (loss)                          $(831)   $(127)   $(35)
                                                       =====    =====    ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157. The year ended December 31, 2008, includes a $10 million gain from the initial impact of adopting SFAS 157.

(4) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ---------------------------
                                        2008       2007      2006
                                       ------    -------    ------
Commissions                            $1,863    $ 2,051    $1,527
General and administrative expenses     1,282      1,246     1,093
DAC and VOBA deferrals and interest,
   net of amortization                   (445)    (1,065)     (735)
Other intangibles amortization              4          4         3
Taxes, licenses and fees                  200        192       158
Merger-related expenses                    50         92        27
                                       ------    -------    ------
      Total                            $2,954    $ 2,520    $2,073
                                       ======    =======    ======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred and for the 2006 restructuring plan most such charges are included within merger-related expenses in the table above.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the current economic downturn and sustained market volatility, which focused on reducing expenses. These actions included the elimination of approximately 500 jobs across the Company. During the fourth quarter, we recorded a pre-tax charge of $8 million and expect to record additional pre-tax charges of approximately $7 million in 2009 for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions. We expect to complete the plan by the end of 2009.

2006 RESTRUCTURING PLAN

Upon completion of the merger with Jefferson-Pilot, we implemented a restructuring plan relating to the integration of our legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning us for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                      TOTAL
                                                      -----
Restructuring reserve at December 31, 2007             $  2
Amounts incurred in 2008
   Employee severance and termination benefits            2
   Other                                                 --
                                                       ----
      Total 2008 restructuring charges                    2
Amounts expended in 2008                                 (3)
                                                       ----
         Restructuring reserve at December 31, 2008    $  1
                                                       ====
Additional amounts expended in 2008 that do not
   qualify as restructuring charges                    $ 48
Total expected costs                                    190
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities on our Consolidated Balance Sheets in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LNL, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors, including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                           AS OF AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                        -----------------------------------
                                                         2008      2007      2008      2007
                                                        -----     -----     -----     -----
                                                                                 OTHER
                                                            PENSION          POSTRETIREMENT
                                                            BENEFITS            BENEFITS
                                                        ---------------     ---------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                         $ 140     $ 141     $  --     $  --
Actual return on plan assets                              (31)        8        --        --
Company and participant contributions                      --        (1)        2         2
Benefits paid                                              (8)       (8)       (2)       (2)
                                                        -----     -----     -----     -----
   Fair value at end-of-year                              101       140        --        --
                                                        -----     -----     -----     -----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                              116       117        14        19
Interest cost                                               7         7         1         1
Plan participants' contributions                           --        --         1         1
Actuarial (gains) losses                                   --        --        --        (4)
Benefits paid                                              (8)       (8)       (2)       (3)
                                                        -----     -----     -----     -----
   Balance at end-of-year                                 115       116        14        14
                                                        -----     -----     -----     -----
      Funded status of the plans                        $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                            $   5     $  25     $  --     $  --
Other liabilities                                         (19)       (1)      (14)      (14)
                                                        -----     -----     -----     -----
   Net amount recognized                                $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                         $  35     $   8     $  (3)    $  (4)
                                                        -----     -----     -----     -----
   Net amount recognized                                $  35     $   8     $  (3)    $  (4)
                                                        =====     =====     =====     =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                  N/A      4.00%      N/A      0.00%
All other plans                                           N/A      4.00%     4.00%     4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                        6.00%     6.08%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%
Net periodic benefit cost:
   Weighted-average discount rate                        6.00%     6.00%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan's target plan allocation. LNC reevaluates this assumption at an interim date each plan year. For 2009, our expected return on plan assets for the U.S. pension plan will be 8%.

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2008   2007   2006
                                                     ----   ----   ----
Health care cost trend rate                           N/A     12%    12%
Pre-65 health care cost trend rate                     10%   N/A    N/A
Post-65 health care cost trend rate                    12%   N/A    N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2019   2018   2017

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2008. LNC expects the health care cost trend rate for 2009 to be 10% for pre-65 and 13% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components of less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 -----------------
                                    2008   2007
                                    ----   ----
Accumulated benefit obligation       $91    $ 1
Projected benefit obligation          91      1
Fair value of plan assets
                                      72     --

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                                   OTHER POSTRETIREMENT
                                               PENSION BENEFITS          BENEFITS
                                             -------------------   --------------------
                                             2008    2007   2006    2008   2007   2006
                                             ----   -----   ----    ----   ----   ----
Interest cost                                $  7    $  7    $ 6     $ 1    $ 1    $ 1
Expected return on plan assets                (11)    (11)    (9)     --     --     --
Recognized net actuarial (gain) loss            1      --      1      (1)    (1)    --
                                             ----    ----    ---     ---    ---    ---
   Net periodic benefit expense (recovery)   $ (3)   $ (4)   $(2)    $--    $--    $ 1
                                             ====    ====    ===     ===    ===    ===

For 2009, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial (gains) losses is expected to be approximately a $5 million loss for our pension benefit plan and approximately an $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset allocations by asset category based on estimated fair values were as follows:

                               AS OF
                            DECEMBER 31,
                            ------------     TARGET
                             2008   2007   ALLOCATION
                             ----   ----   ----------
Domestic large cap equity      32%    37%      35%
International equity           14%    15%      15%
Fixed income securities        53%    48%      50%
Cash and cash equivalents       1%     0%       0%
                              ---    ---
   Total                      100%   100%
                              ===    ===

The primary investment objective for the assets related to our U.S. defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination.

We currently target asset weightings as follows: domestic equity allocations (32%) are split into large cap growth (14%), large cap value (14%) and small cap (4%); international equity; and fixed income allocations are weighted between core fixed income and long-term bonds. The performance of the pension trust assets is monitored on a quarterly basis relative to the plan's objectives. The performance of the trust is measured against the following indices: Russell 1000 Index; Morgan Stanley Capital International Europe, Australia and Far East Index; and Lehman Brothers Aggregate Bond Index. We review this investment policy on an annual basis.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During the last quarter of 2007, the management of the equity portion of these plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2008 or 2007. No contributions are required nor expected to be made in 2009.

LNC expects the following benefit payments (in millions):

                    PENSION PLANS       POSTRETIREMENT PLANS
                --------------------   ---------------------
                  U.S.                                NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE    MEDICARE
                PENSION     PART D      PART D      PART D
                 PLANS      SUBSIDY     SUBSIDY     SUBSIDY
                -------   ----------   --------   ----------
2009              $ 8         $2          $--         $2
2010                9          2           --          2
2011                9          2           --          2
2012                9          2           --          2
2013                9          2           --          2
Following
   Five Years
   Thereafter      46          6           (1)         7

19. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LNL. LNL sponsors a number of contributory defined plans for agents only. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsor a money purchase plan for LNL agents that was frozen in 2004.

LNC or LNL makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
Total expenses for the 401(k) and profit sharing plans    $54    $31    $22

DEFERRED COMPENSATION PLANS

LNC sponsors separate non-qualified unfunded, deferred compensation plans for certain of our employees, including those of LNL. LNL sponsors non-qualified unfunded, deferred compensation plan for certain agents.

Liabilities (in millions) with respect to these deferred compensation plans were as follows:

                    AS OF DECEMBER 31,
                    ------------------
                        2008   2007
                        ----   ----
Total liabilities       $132   $137

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"). All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   ----
Employer matching contributions              $5    $ 1    $ 4
Increase in measurement of liabilities,
   net of LNC total return swap               1     10     13
                                            ---    ---    ---
   Total DC SERP expenses                    $6    $11    $17
                                            ===    ===    ===

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNL also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNL agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   -----
Employer matching contributions              $2     $3    $--
Increase in measurement of liabilities,
   net of LNC total return swap               2      5      8
                                            ---    ---    ---
   Total expenses for certain agents         $4     $8     $8
                                            ===    ===    ===

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                          2008   2007   2006
                          ----   ----   ----
Stock options              $ 8    $10    $ 3
Shares                       2      3     19
Cash awards                 --     --      1
SARs                         4      5     (1)
Restricted stock             5      6      1
                           ---    ---    ---
   Total                   $19    $24    $23
                           ===    ===    ===
Recognized tax benefit     $ 7    $ 8    $ 8

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                         2008     2007
                        ------   ------
Capital and surplus     $4,600   $5,000

                    FOR THE YEARS ENDED
                        DECEMBER 31,
                    -------------------
                     2008   2007   2006
                    -----   ----   ----
Net income (loss)   $(261)  $971   $299
Dividends to LNC      400    770    568

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008, and a less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                                2008   2007
                                                ----   ----
Calculation of reserves using the Indiana
   universal life method                        $289   $246
Calculation of reserves using
   continuous CARVM                              (10)   (10)
Conservative valuation rate on certain
   variable annuities                            (12)   (14)
Less conservative mortality tables on
   certain life insurance products                16     --
Less conservative standard in determining
   the amount of deferred tax assets             298     --

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $125 to $175 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. We expect we could pay dividends of approximately $500 million in 2009 without prior approval from the respective insurance commissioners. However, if current conditions do not improve we believe this dividend capacity will decline.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                  AS OF DECEMBER 31,
                                                                      -----------------------------------------
                                                                              2008                  2007
                                                                      -------------------   -------------------
                                                                      CARRYING     FAIR     CARRYING     FAIR
                                                                        VALUE      VALUE      VALUE      VALUE
                                                                      --------   --------   --------   --------
ASSETS
Available-for-sale securities:
   Fixed maturities                                                   $ 46,489   $ 46,489   $ 53,405   $ 53,405
   Equity                                                                  139        139        134        134
Trading securities                                                       2,189      2,189      2,533      2,533
Mortgage loans on real estate                                            7,396      7,116      7,117      7,291
Derivative instruments                                                      60         60        172        172
Other investments                                                          948        948        986        986
Cash and invested cash                                                   2,594      2,594      1,395      1,395
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                    (252)      (252)      (619)      (619)
   Embedded derivative instruments -- living benefits (liabilities)
      contra liabilities                                                (2,904)    (2,904)      (229)      (229)
Other contract holder funds:
   Account value of certain investment contracts                       (21,893)   (22,338)   (21,173)   (20,515)
Reinsurance related derivative assets (liabilities)                        167        167       (102)      (102)
Short-term debt                                                             (4)        (4)      (173)      (173)
Long-term debt                                                          (2,080)    (1,503)    (1,675)    (1,569)
OFF-BALANCE-SHEET
Guarantees                                                                  --         (1)        --         (2)

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                                                 AS OF DECEMBER 31, 2008
                                                                    -------------------------------------------------
                                                                      QUOTED
                                                                      PRICES
                                                                    IN ACTIVE
                                                                     MARKETS
                                                                       FOR      SIGNIFICANT    SIGNIFICANT
                                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE     TOTAL
                                                                      ASSETS       INPUTS        INPUTS        FAIR
                                                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE
                                                                    ---------   -----------   ------------   --------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                                                 $220      $ 42,977        $ 3,292     $ 46,489
      Equity                                                             41             5             93          139
   Trading securities                                                     2         2,110             77        2,189
   Derivative instruments                                                --           (18)            78           60
Cash and invested cash                                                   --         2,594             --        2,594
Separate account assets                                                  --        55,655             --       55,655
Reinsurance related derivative assets                                    --           167             --          167
                                                                       ----      --------        -------     --------
         Total assets                                                  $263      $103,490        $ 3,540     $107,293
                                                                       ====      ========        =======     ========
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                 $ --      $     --        $  (252)    $   (252)
   Embedded derivative instruments -- living benefits liabilities        --            --         (2,904)      (2,904)
                                                                       ----      --------        -------     --------
         Total liabilities                                             $ --      $     --        $(3,156)    $ (3,156)
                                                                       ====      ========        =======     ========

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                   ---------------------------------------------------------------
                                                                                                     SALES,
                                                                                ITEMS              ISSUANCES,   TRANSFERS
                                                                              INCLUDED    GAINS    MATURITIES,    IN OR
                                                                   BEGINNING     IN     (LOSSES)  SETTLEMENTS,    OUT OF    ENDING
                                                                      FAIR       NET       IN        CALLS,      LEVEL 3,    FAIR
                                                                     VALUE     INCOME      OCI         NET        NET(1)    VALUE
                                                                   ---------  --------  --------  ------------  ---------  -------
Investments:
   Available-for-sale securities:
      Fixed maturities                                              $4,325     $  (170)  $(1,199)     $  52        $284    $ 3,292
      Equity                                                            54         (30)      (17)        86          --         93
   Trading securities                                                  107         (28)       --        (13)         11         77
   Derivative instruments                                              195        (237)       29         91          --         78
Future contract benefits:
   Remaining guaranteed interest and similar contracts                (389)         37        --        100          --       (252)
   Embedded derivative instruments -- living benefits liabilities     (279)     (2,476)       --       (149)         --     (2,904)
                                                                    ------     -------   -------      -----        ----    -------
         Total, net                                                 $4,013     $(2,904)  $(1,187)     $ 167        $295    $   384
                                                                    ======     =======   =======      =====        ====    =======

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale and trading securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2008
                                                            ------------------------------------------------------------------
                                                                                             GAINS
                                                                                            (LOSSES)
                                                                                             FROM
                                                                                OTHER-       SALES,       UNREALIZED
                                                            (AMORTIZATION)      THAN-      MATURITIES,     HOLDING
                                                              ACCRETION,      TEMPORARY   SETTLEMENTS,      GAINS
                                                                 NET         IMPAIRMENT      CALLS       (LOSSES)(3)    TOTAL
                                                            --------------   ----------   ------------   -----------   -------
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                                         $ 2           $(168)       $  (4)        $    --     $  (170)
      Equity                                                       --             (31)           1              --         (30)
   Trading securities(1)                                            2              (7)          --             (23)        (28)
   Derivative instruments(2)                                       --              --         (108)           (129)       (237)
Future contract benefits:
   Remaining guaranteed interest and similar contracts(2)          --              --           14              23          37
   Embedded derivative instruments -- living benefits
      liabilities(2)                                               --              --            8          (2,484)     (2,476)
                                                                  ---           -----        -----         -------     -------
         Total, net                                               $ 4           $(206)       $ (89)        $(2,613)    $(2,904)
                                                                  ===           =====        =====         =======     =======

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(2) All amounts are included in realized loss on our Consolidated Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                        AS OF DECEMBER 31, 2008
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,180      66.4%
Asset-backed securities                      261       7.9%
Commercial mortgage-backed securities        238       7.2%
Collateralized mortgage obligations          157       4.8%
Mortgage pass-through securities              21       0.5%
Municipals                                   106       3.2%
Government and government agencies           235       7.1%
Redeemable preferred stock                    94       2.9%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $3,292     100.0%
                                          ======     =====

                                        AS OF DECEMBER 31, 2007
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,099      48.5%
Asset-backed securities                    1,097      25.4%
Commercial mortgage-backed securities        382       8.8%
Collateralized mortgage obligations          295       6.8%
Mortgage pass-through securities              31       0.7%
Municipals                                   132       3.1%
Government and government agencies           258       6.0%
Redeemable preferred stock                    31       0.7%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $4,325     100.0%
                                          ======     =====

23. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our consolidated financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments, benefit plan net assets, the unamortized deferred gain on indemnity reinsurance, which was sold to Swiss Re in 2001, external debt and business sold through reinsurance. Other Operations also includes the Institutional Pension business, which was previously reported in Employer Markets - Retirement Products prior to our segment realignment. The Institutional Pension business is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized loss on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                        $2,191   $2,277   $1,878
      Defined Contribution                                913      968      981
                                                       ------   ------   ------
         Total Retirement Solutions                     3,104    3,245    2,859
                                                       ------   ------   ------
   Insurance Solutions:
      Life Insurance                                    3,994    3,963    3,394
      Group Protection                                  1,640    1,500    1,032
                                                       ------   ------   ------
         Total Insurance Solutions                      5,634    5,463    4,426
                                                       ------   ------   ------
   Other Operations                                       435      474      466
Excluded realized gain (loss), pre-tax                   (868)    (137)     (43)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        9        1
                                                       ------   ------   ------
      Total revenues                                   $8,308   $9,054   $7,709
                                                       ======   ======   ======

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       -----------------------
                                                        2008    2007     2006
                                                       -----   ------   ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                        $ 154   $  418   $  350
      Defined Contribution                               117      171      198
                                                       -----   ------   ------
         Total Retirement Solutions                      271      589      548
                                                       -----   ------   ------
   Insurance Solutions:
      Life Insurance                                     489      666      506
      Group Protection                                   104      114       99
                                                       -----   ------   ------
         Total Insurance Solutions                       593      780      605
                                                       -----   ------   ------
   Other Operations                                      (47)     (34)      35
Excluded realized gain (loss), after-tax                (565)     (89)     (28)
Income (loss) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                               2       (7)       1
                                                       -----   ------   ------
      Net income                                       $ 254   $1,239   $1,161
                                                       =====   ======   ======

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                           $  958   $1,022   $  971
   Defined Contribution                                   695      708      738
                                                       ------   ------   ------
      Total Retirement Solutions                        1,653    1,730    1,709
                                                       ------   ------   ------
Insurance Solutions:
   Life Insurance                                       1,867    1,975    1,676
   Group Protection                                       117      115       80
                                                       ------   ------   ------
      Total Insurance Solutions                         1,984    2,090    1,756
                                                       ------   ------   ------
Other Operations                                          338      361      340
                                                       ------   ------   ------
         Total net investment income                   $3,975   $4,181   $3,805
                                                       ======   ======   ======

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       --------------------
                                                        2008    2007   2006
                                                       ------   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                           $  721   $373   $301
   Defined Contribution                                   130     93     74
                                                       ------   ----   ----
         Total Retirement Solutions                       851    466    375
                                                       ------   ----   ----
Insurance Solutions:
   Life Insurance                                         519    486    446
   Group Protection                                        36     31     16
                                                       ------   ----   ----
         Total Insurance Solutions                        555    517    462
                                                       ------   ----   ----
Other Operations                                           --     --      1
                                                       ------   ----   ----
            Total amortization of DAC and VOBA, net
               of interest                             $1,406   $983   $838
                                                       ======   ====   ====

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                        2008   2007   2006
                                                       -----   ----   ----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                           $ (76)  $123   $ 61
   Defined Contribution                                   26     66     76
                                                       -----   ----   ----
      Total Retirement Solutions                         (50)   189    137
                                                       -----   ----   ----
Insurance Solutions:
   Life Insurance                                        240    338    253
   Group Protection                                       56     61     53
                                                       -----   ----   ----
      Total Insurance Solutions                          296    399    306
                                                       -----   ----   ----
Other Operations                                         (11)   (33)    33
Realized loss                                           (304)   (47)   (16)
Amortization of deferred gain on indemnity reinsurance
   related to reserve developments                         1     (4)    --
                                                       -----   ----   ----
         Total federal income tax expense (benefit)    $ (68)  $504   $460
                                                       =====   ====   ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2008       2007
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 65,206   $ 81,112
   Defined Contribution              22,930     30,180
                                   --------   --------
      Total Retirement Solutions     88,136    111,292
                                   --------   --------
Insurance Solutions:
   Life Insurance                    46,588     45,867
   Group Protection                   2,482      1,471
                                   --------   --------
      Total Insurance Solutions      49,070     47,338
                                   --------   --------
Other Operations                     10,845     15,696
                                   --------   --------
   Total                           $148,051   $174,326
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                         2008     2007      2006
                                                                        -----   -------   --------
Interest paid                                                           $  81   $   104   $     85
Income taxes paid (received)                                              (23)      194        310
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)   $  --   $    41   $ 37,356
      Fair value of liabilities assumed                                    --       (50)   (30,424)
                                                                        -----   -------   --------
         Total purchase price                                           $  --   $    (9)  $  6,932
                                                                        =====   =======   ========
   Dividend of FPP:
      Carrying value of assets (includes cash and invested cash)        $  --   $ 2,772   $     --
      Carrying value of liabilities                                        --    (2,280)        --
                                                                        -----   -------   --------
         Total dividend of FPP                                          $  --   $   492   $     --
                                                                        -----   -------   --------
   Reinsurance ceded to LNBAR:
      Carrying value of assets                                          $ 360   $    --   $     --
      Carrying value of liabilities                                      (360)       --         --
                                                                        -----   -------   --------
         Total reinsurance ceded to LNBAR                               $  --   $    --   $     --
                                                                        =====   =======   ========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                            AS OF DECEMBER 31,
                                                                            ------------------
                                                                               2008     2007
                                                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                                                         $  115   $  221
   Reinsurance on ceded reinsurance contracts(2)                                 152      109
   Cash management agreement investment(3)                                       478      420
   Service agreement receivable(3)                                               (13)      (9)
Liabilities with affiliates:
   Reinsurance future contract benefits on ceded reinsurance contracts(4)      4,688    1,257
   Inter-company short-term debt(5)                                                4      173
   Inter-company long-term debt(6)                                             1,841    1,688

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           ---------------------
                                                            2008    2007    2006
                                                           -----   -----   -----
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts(7)            $(222)  $(308)  $(234)
   Net investment income on cash management agreement(8)      11      28      14
   Fees for management of general account(8)                 (65)    (62)    (57)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded
      reinsurance contracts(9)                              (655)   (337)     16
   Service agreement payments(10)                            100      99      59
   Transfer pricing arrangement(10)                          (32)    (38)    (36)
   Interest expense on inter-company debt(11)                 83      82      82

----------
(1) Reported in fixed maturity available-for-sale securities on our Consolidated Balance Sheets.

(2) Reported in reinsurance related derivative assets (liability) on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics that take into account the liabilities being supported.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

DMH is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain Guaranteed Benefit risks (including certain GDB and GWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 6, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.7 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                                 CONTRACT                    CONTRACT      GUARANTEE
                                                                PURCHASES                  REDEMPTIONS      CHARGES
                                                                 DUE FROM                     DUE TO       PAYABLE TO
                                                               THE LINCOLN                 THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE               NATIONAL LIFE  NATIONAL LIFE
                                                                INSURANCE       TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY        ASSETS       COMPANY        COMPANY      NET ASSETS
-----------------------------------------------  -----------  -------------  -----------  -------------  -------------  -----------
AIM V.I. Capital Appreciation                    $12,045,904     $    --     $12,045,904     $   390         $  258     $12,045,256
AIM V.I. Core Equity                              15,231,584          --      15,231,584       3,713            324      15,227,547
AIM V.I. Diversified Income                          500,519          --         500,519          --             11         500,508
AIM V.I. International Growth                      5,675,136          --       5,675,136       1,318            121       5,673,697
ABVPSF Global Technology Class A                   1,317,223         643       1,317,866          --             25       1,317,841
ABVPSF Growth and Income Class A                  10,253,747          --      10,253,747          70            198      10,253,479
ABVPSF International Value Class A                 3,682,381       2,305       3,684,686          --             59       3,684,627
ABVPSF Large Cap Growth Class A                    1,504,113          36       1,504,149          --             31       1,504,118
ABVPSF Small/Mid Cap Value Class A                 8,722,827       2,152       8,724,979          --            161       8,724,818
American Century VP Inflation Protection           8,172,016       4,028       8,176,044          --            151       8,175,893
American Funds Global Growth Class 2               9,660,221      22,960       9,683,181          --            168       9,683,013
American Funds Global Small Capitalization
   Class 2                                        13,941,216       1,000      13,942,216          --            269      13,941,947
American Funds Growth Class 2                     72,817,619       9,482      72,827,101          --          1,406      72,825,695
American Funds Growth-Income Class 2              59,364,375      30,416      59,394,791          --          1,157      59,393,634
American Funds International Class 2              34,899,253      14,847      34,914,100          --            668      34,913,432
Delaware VIPT Capital Reserves                     1,027,906          --       1,027,906          --             18       1,027,888
Delaware VIPT Diversified Income                  12,952,282      10,613      12,962,895          --            233      12,962,662
Delaware VIPT Emerging Markets                    13,014,341       7,950      13,022,291          --            247      13,022,044
Delaware VIPT High Yield                          10,132,134       8,120      10,140,254          --            199      10,140,055
Delaware VIPT REIT                                15,115,926       3,640      15,119,566          --            284      15,119,282
Delaware VIPT Small Cap Value                     26,881,153      16,505      26,897,658          --            526      26,897,132
Delaware VIPT Trend                               11,995,678          --      11,995,678       7,334            243      11,988,101
Delaware VIPT U.S. Growth                            656,236          --         656,236          --             13         656,223
Delaware VIPT Value                                9,564,593      18,062       9,582,655          --            183       9,582,472
DWS VIP Equity 500 Index                          33,608,958       2,357      33,611,315          --            688      33,610,627
DWS VIP Small Cap Index                            7,823,531          --       7,823,531       2,881            155       7,820,495
Fidelity VIP Asset Manager                           691,789          --         691,789         487             15         691,287
Fidelity VIP Contrafund Service Class             35,668,086      23,624      35,691,710          --            677      35,691,033
Fidelity VIP Equity-Income                         2,551,111          --       2,551,111          --             55       2,551,056
Fidelity VIP Equity-Income Service Class           4,512,491          --       4,512,491       2,997             91       4,509,403
Fidelity VIP Growth Service Class                  5,353,336       9,871       5,363,207          --            110       5,363,097
Fidelity VIP Growth Opportunities Service Class    1,992,568          --       1,992,568       5,406             42       1,987,120
Fidelity VIP High Income Service Class             1,105,998          --       1,105,998          --             24       1,105,974
Fidelity VIP Investment Grade Bond                 2,052,375          --       2,052,375          56             45       2,052,274
Fidelity VIP Mid Cap Service Class                 5,812,447       3,345       5,815,792          --             96       5,815,696
Fidelity VIP Overseas Service Class                3,991,121          --       3,991,121       3,223             74       3,987,824
FTVIPT Franklin Income Securities                  3,758,403      10,383       3,768,786          --             61       3,768,725
FTVIPT Franklin Small-Mid Cap Growth Securities    6,123,900          --       6,123,900      17,195            117       6,106,588
FTVIPT Mutual Shares Securities                    2,640,412       3,292       2,643,704          --             44       2,643,660
FTVIPT Templeton Foreign Securities                2,373,551          --       2,373,551         390             52       2,373,109
FTVIPT Templeton Foreign Securities Class 2        4,430,930          --       4,430,930          13             97       4,430,820
FTVIPT Templeton Global Asset Allocation             788,643          --         788,643          16             17         788,610
FTVIPT Templeton Global Income Securities          5,492,996          --       5,492,996         420             93       5,492,483
FTVIPT Templeton Growth Securities                 5,763,744         286       5,764,030          --            114       5,763,916
FTVIPT Templeton Growth Securities Class 2         2,050,199          --       2,050,199          --             44       2,050,155
Janus Aspen Series Balanced                       10,317,475          --      10,317,475          62            225      10,317,188
Janus Aspen Series Balanced Service Shares         5,521,551          --       5,521,551          --            117       5,521,434
Janus Aspen Series Global Technology Service
   Shares                                            996,000          --         996,000          --             21         995,979

See accompanying notes.

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                                 CONTRACT                    CONTRACT      GUARANTEE
                                                                PURCHASES                  REDEMPTIONS      CHARGES
                                                                 DUE FROM                     DUE TO       PAYABLE TO
                                                               THE LINCOLN                 THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE               NATIONAL LIFE  NATIONAL LIFE
                                                                INSURANCE       TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY        ASSETS       COMPANY        COMPANY      NET ASSETS
-----------------------------------------------  -----------  -------------  -----------  -------------  -------------  -----------
Janus Aspen Series Mid Cap Growth Service
   Shares                                        $ 3,531,019     $  9,656    $ 3,540,675     $    --         $   72     $ 3,540,603
Janus Aspen Series Worldwide Growth                7,857,905           --      7,857,905       6,139            167       7,851,599
Janus Aspen Series Worldwide Growth Service
   Shares                                          1,743,676        7,515      1,751,191          --             38       1,751,153
Lincoln VIPT Baron Growth Opportunities              281,195           --        281,195      19,045              5         262,145
Lincoln VIPT Baron Growth Opportunities Service
   Class                                           4,419,501       14,895      4,434,396          --             87       4,434,309
Lincoln VIPT Capital Growth                          151,359            8        151,367          --              2         151,365
Lincoln VIPT Cohen & Steers Global Real Estate     1,410,777        1,653      1,412,430          --             23       1,412,407
Lincoln VIPT Columbia Value Opportunities            124,182          785        124,967          --              2         124,965
Lincoln VIPT Delaware Bond                        48,197,047       12,307     48,209,354          --            981      48,208,373
Lincoln VIPT Delaware Growth and Income            1,509,908        1,197      1,511,105          --             26       1,511,079
Lincoln VIPT Delaware Social Awareness             2,438,433           --      2,438,433          --             47       2,438,386
Lincoln VIPT Delaware Special Opportunities          438,982           --        438,982          --              7         438,975
Lincoln VIPT FI Equity-Income                      4,379,165          975      4,380,140          --             89       4,380,051
Lincoln VIPT Janus Capital Appreciation            4,316,976           --      4,316,976       1,816             89       4,315,071
Lincoln VIPT Marsico International Growth            878,685        3,196        881,881          --             15         881,866
Lincoln VIPT MFS Value                             1,225,486        4,152      1,229,638          --             21       1,229,617
Lincoln VIPT Mid-Cap Value                           549,413           --        549,413      19,973              8         529,432
Lincoln VIPT Mondrian International Value         13,046,390           --     13,046,390       6,378            252      13,039,760
Lincoln VIPT Money Market                         68,333,331      537,615     68,870,946          --          1,317      68,869,629
Lincoln VIPT SSgA Bond Index                         325,097           --        325,097          --              5         325,092
Lincoln VIPT SSgA Developed International 150         17,772           --         17,772          --             --          17,772
Lincoln VIPT SSgA Emerging Markets 100                81,263           --         81,263          --              1          81,262
Lincoln VIPT SSgA International Index                 61,057           --         61,057          --              1          61,056
Lincoln VIPT SSgA Large Cap 100                       18,632           --         18,632          --             --          18,632
Lincoln VIPT SSgA S&P 500 Index                    5,542,693            8      5,542,701          --             99       5,542,602
Lincoln VIPT SSgA Small-Cap Index                  1,104,686           --      1,104,686          10             18       1,104,658
Lincoln VIPT SSgA Small-Mid Cap 200                  101,905           --        101,905          --              2         101,903
Lincoln VIPT T. Rowe Price Growth Stock              558,183        3,512        561,695          --              9         561,686
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                          1,040,465          124      1,040,589          --             19       1,040,570
Lincoln VIPT Templeton Growth                        351,710           50        351,760          --              6         351,754
Lincoln VIPT Turner Mid-Cap Growth                   250,977           10        250,987          --              4         250,983
Lincoln VIPT UBS Global Asset Allocation           2,418,340        6,966      2,425,306          --             47       2,425,259
Lincoln VIPT Wilshire 2010 Profile                    13,025           --         13,025          --             --          13,025
Lincoln VIPT Wilshire 2020 Profile                   244,687           --        244,687          --              4         244,683
Lincoln VIPT Wilshire 2030 Profile                   581,740           41        581,781          --              9         581,772
Lincoln VIPT Wilshire 2040 Profile                   727,192           --        727,192          --             12         727,180
Lincoln VIPT Wilshire Aggressive Profile           3,869,633           --      3,869,633          --             62       3,869,571
Lincoln VIPT Wilshire Conservative Profile         2,669,055           --      2,669,055          --             46       2,669,009
Lincoln VIPT Wilshire Moderate Profile            16,763,500           --     16,763,500          --            266      16,763,234
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                        18,590,945       17,907     18,608,852          --            296      18,608,556
M Fund Brandes International Equity                1,744,093           --      1,744,093          --             27       1,744,066
M Fund Business Opportunity Value                  1,189,205           --      1,189,205          --             17       1,189,188
M Fund Frontier Capital Appreciation                 614,818           --        614,818          --             10         614,808
M Fund Turner Core Growth                          1,381,116           --      1,381,116          --             21       1,381,095
MFS VIT Core Equity                                  550,055           --        550,055          --             11         550,044
MFS VIT Growth                                     7,771,125           --      7,771,125       7,118            165       7,763,842
MFS VIT Total Return                              22,159,601        3,807     22,163,408          --            454      22,162,954

See accompanying notes.

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                                 CONTRACT                    CONTRACT      GUARANTEE
                                                                PURCHASES                  REDEMPTIONS      CHARGES
                                                                 DUE FROM                     DUE TO       PAYABLE TO
                                                               THE LINCOLN                 THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE               NATIONAL LIFE  NATIONAL LIFE
                                                                INSURANCE       TOTAL       INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY        ASSETS       COMPANY        COMPANY      NET ASSETS
-----------------------------------------------  -----------  -------------  -----------  -------------  -------------  -----------
MFS VIT Utilities                                $16,993,974      $5,574     $16,999,548       $ --           $339      $16,999,209
NB AMT Mid-Cap Growth                             12,510,921       8,400      12,519,321         --            251       12,519,070
NB AMT Partners                                    1,390,389          --       1,390,389         --             30        1,390,359
NB AMT Regency                                     4,380,765       9,633       4,390,398         --             85        4,390,313
Premier VIT OPCAP Managed                            408,428          --         408,428         --              9          408,419
Putnam VT Growth & Income Class IB                 1,523,271         114       1,523,385         --             32        1,523,353
Putnam VT Health Sciences Class IB                 1,980,087          --       1,980,087        134             42        1,979,911

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008


                                                  DIVIDENDS
                                                    FROM        MORTALITY AND        NET
                                                 INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                         INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------  ----------  -----------------  ------------
AIM V.I. Capital Appreciation                    $       --      $(134,636)      $ (134,636)
AIM V.I. Core Equity                                444,369       (162,789)         281,580
AIM V.I. Diversified Income                          52,794         (4,757)          48,037
AIM V.I. International Growth                        43,705        (64,144)         (20,439)
ABVPSF Global Technology Class A                         --        (13,089)         (13,089)
ABVPSF Growth and Income Class A                    278,618        (96,911)         181,707
ABVPSF International Value Class A                   48,782        (26,155)          22,627
ABVPSF Large Cap Growth Class A                          --        (15,426)         (15,426)
ABVPSF Small/Mid Cap Value Class A                   82,090        (78,316)           3,774
American Century VP Inflation Protection            428,453        (56,435)         372,018
American Funds Global Growth Class 2                238,901        (77,271)         161,630
American Funds Global Small Capitalization
   Class 2                                               --       (172,235)        (172,235)
American Funds Growth Class 2                       869,529       (727,735)         141,794
American Funds Growth-Income Class 2              1,400,976       (561,210)         839,766
American Funds International Class 2                956,284       (339,144)         617,140
Delaware VIPT Capital Reserves                       32,579         (4,165)          28,414
Delaware VIPT Diversified Income                    534,929        (91,239)         443,690
Delaware VIPT Emerging Markets                      359,555       (152,962)         206,593
Delaware VIPT High Yield                          1,118,112        (93,831)       1,024,281
Delaware VIPT REIT                                  510,839       (157,772)         353,067
Delaware VIPT Small Cap Value                       263,543       (256,800)           6,743
Delaware VIPT Trend                                      --       (135,002)        (135,002)
Delaware VIPT U.S. Growth                               324         (6,108)          (5,784)
Delaware VIPT Value                                 363,008        (88,674)         274,334
DWS VIP Equity 500 Index                          1,164,557       (358,671)         805,886
DWS VIP Small Cap Index                             181,553        (82,046)          99,507
Fidelity VIP Asset Manager                           24,062         (7,216)          16,846
Fidelity VIP Contrafund Service Class               460,649       (354,217)         106,432
Fidelity VIP Equity-Income                           94,921        (30,142)          64,779
Fidelity VIP Equity-Income Service Class            159,855        (47,769)         112,086
Fidelity VIP Growth Service Class                    59,381        (62,934)          (3,553)
Fidelity VIP Growth Opportunities Service Class      12,092        (25,561)         (13,469)
Fidelity VIP High Income Service Class              123,992        (11,548)         112,444
Fidelity VIP Investment Grade Bond                   94,776        (18,079)          76,697
Fidelity VIP Mid Cap Service Class                   27,029        (43,235)         (16,206)
Fidelity VIP Overseas Service Class                 148,467        (39,099)         109,368
FTVIPT Franklin Income Securities                   227,996        (23,948)         204,048
FTVIPT Franklin Small-Mid Cap Growth Securities          --        (59,498)         (59,498)
FTVIPT Mutual Shares Securities                      98,394        (17,317)          81,077
FTVIPT Templeton Foreign Securities                  89,373        (27,063)          62,310
FTVIPT Templeton Foreign Securities Class 2         147,058        (49,741)          97,317
FTVIPT Templeton Global Asset Allocation             98,070         (7,297)          90,773
FTVIPT Templeton Global Income Securities           205,671        (33,630)         172,041
FTVIPT Templeton Growth Securities                  159,967        (56,164)         103,803
FTVIPT Templeton Growth Securities Class 2           52,623        (23,382)          29,241
Janus Aspen Series Balanced                         321,255        (96,935)         224,320
Janus Aspen Series Balanced Service Shares          153,890        (49,330)         104,560
Janus Aspen Series Global Technology Service
   Shares                                             1,259        (11,458)         (10,199)
Janus Aspen Series Mid Cap Growth Service
   Shares                                             3,480        (41,641)         (38,161)
Janus Aspen Series Worldwide Growth                 138,294        (88,825)          49,469
Janus Aspen Series Worldwide Growth Service
   Shares                                            26,078        (20,274)           5,804
Lincoln VIPT Baron Growth Opportunities                  --         (1,629)          (1,629)
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                 --        (43,060)         (43,060)
Lincoln VIPT Capital Growth                             431           (189)             242
Lincoln VIPT Cohen & Steers Global Real Estate       20,667         (9,804)          10,863
Lincoln VIPT Columbia Value Opportunities               666           (420)             246
Lincoln VIPT Delaware Bond                        2,464,956       (394,406)       2,070,550

See accompanying notes.

                                                                   DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                     FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                  NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                  GAIN (LOSS)      GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                       ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
AIM V.I. Capital Appreciation                     $  (250,652)    $        --   $   (250,652)   $ (8,743,932)    $ (9,129,220)
AIM V.I. Core Equity                                  (77,548)             --        (77,548)     (7,296,322)      (7,092,290)
AIM V.I. Diversified Income                           (32,485)             --        (32,485)       (118,175)        (102,623)
AIM V.I. International Growth                         583,360         105,684        689,044      (4,731,895)      (4,063,290)
ABVPSF Global Technology Class A                       12,675              --         12,675      (1,138,774)      (1,139,188)
ABVPSF Growth and Income Class A                     (312,987)      2,372,004      2,059,017      (9,156,892)      (6,916,168)
ABVPSF International Value Class A                   (343,609)        269,054        (74,555)     (3,037,276)      (3,089,204)
ABVPSF Large Cap Growth Class A                        54,734              --         54,734      (1,016,873)        (977,565)
ABVPSF Small/Mid Cap Value Class A                   (207,407)      1,167,004        959,597      (5,587,502)      (4,624,131)
American Century VP Inflation Protection             (139,722)             --       (139,722)       (529,616)        (297,320)
American Funds Global Growth Class 2                 (122,998)        990,382        867,384      (6,698,757)      (5,669,743)
American Funds Global Small Capitalization
   Class 2                                            175,443       3,409,856      3,585,299     (19,532,688)     (16,119,624)
American Funds Growth Class 2                         485,484      11,401,023     11,886,507     (66,240,550)     (54,212,249)
American Funds Growth-Income Class 2                  (55,974)      5,117,424      5,061,450     (41,600,968)     (35,699,752)
American Funds International Class 2                 (184,089)      6,614,164      6,430,075     (32,342,765)     (25,295,550)
Delaware VIPT Capital Reserves                         (8,992)             --         (8,992)        (29,517)         (10,095)
Delaware VIPT Diversified Income                     (107,409)        183,593         76,184      (1,386,508)        (866,634)
Delaware VIPT Emerging Markets                        331,924       3,658,344      3,990,268     (17,819,414)     (13,622,553)
Delaware VIPT High Yield                             (454,199)             --       (454,199)     (4,007,050)      (3,436,968)
Delaware VIPT REIT                                 (2,757,500)      7,938,558      5,181,058     (14,329,692)      (8,795,567)
Delaware VIPT Small Cap Value                        (319,111)      2,308,952      1,989,841     (13,621,590)     (11,625,006)
Delaware VIPT Trend                                  (150,101)      3,571,914      3,421,813     (13,670,871)     (10,384,060)
Delaware VIPT U.S. Growth                             (12,094)         21,033          8,939        (456,527)        (453,372)
Delaware VIPT Value                                  (531,638)      1,042,230        510,592      (5,869,934)      (5,085,008)
DWS VIP Equity 500 Index                              163,946              --        163,946     (22,158,733)     (21,188,901)
DWS VIP Small Cap Index                              (502,778)      1,154,438        651,660      (5,241,467)      (4,490,300)
Fidelity VIP Asset Manager                            (33,392)         83,606         50,214        (370,845)        (303,785)
Fidelity VIP Contrafund Service Class              (1,395,490)      1,428,331         32,841     (26,701,811)     (26,562,538)
Fidelity VIP Equity-Income                           (146,683)          3,945       (142,738)     (1,912,082)      (1,990,041)
Fidelity VIP Equity-Income Service Class             (110,405)          6,489       (103,916)     (3,357,710)      (3,349,540)
Fidelity VIP Growth Service Class                     (10,176)             --        (10,176)     (4,926,162)      (4,939,891)
Fidelity VIP Growth Opportunities Service Class        14,993              --         14,993      (2,386,873)      (2,385,349)
Fidelity VIP High Income Service Class                (35,931)             --        (35,931)       (460,487)        (383,974)
Fidelity VIP Investment Grade Bond                    (10,371)          1,840         (8,531)       (156,379)         (88,213)
Fidelity VIP Mid Cap Service Class                   (164,541)      1,068,246        903,705      (4,311,351)      (3,423,852)
Fidelity VIP Overseas Service Class                  (170,159)        666,856        496,697      (3,727,761)      (3,121,696)
FTVIPT Franklin Income Securities                    (115,629)         91,335        (24,294)     (1,636,466)      (1,456,712)
FTVIPT Franklin Small-Mid Cap Growth Securities      (145,168)      1,030,813        885,645      (5,170,209)      (4,344,062)
FTVIPT Mutual Shares Securities                       (74,258)        126,712         52,454      (1,462,659)      (1,329,128)
FTVIPT Templeton Foreign Securities                   (19,360)        323,384        304,024      (2,044,164)      (1,677,830)
FTVIPT Templeton Foreign Securities Class 2            59,286         601,870        661,156      (3,860,776)      (3,102,303)
FTVIPT Templeton Global Asset Allocation              (47,894)        119,299         71,405        (412,267)        (250,089)
FTVIPT Templeton Global Income Securities              56,554              --         56,554          (1,701)         226,894
FTVIPT Templeton Growth Securities                    (38,568)        531,776        493,208      (4,592,862)      (3,995,851)
FTVIPT Templeton Growth Securities Class 2            (19,889)        207,366        187,477      (1,791,393)      (1,574,675)
Janus Aspen Series Balanced                            58,322         849,331        907,653      (3,267,753)      (2,135,780)
Janus Aspen Series Balanced Service Shares            116,176         438,521        554,697      (1,785,676)      (1,126,419)
Janus Aspen Series Global Technology Service
   Shares                                              (1,541)             --         (1,541)       (785,103)        (796,843)
Janus Aspen Series Mid Cap Growth Service
   Shares                                            (275,709)        307,798         32,089      (3,191,732)      (3,197,804)
Janus Aspen Series Worldwide Growth                  (162,250)             --       (162,250)     (6,282,762)      (6,395,543)
Janus Aspen Series Worldwide Growth Service
   Shares                                              40,676              --         40,676      (1,487,932)      (1,441,452)
Lincoln VIPT Baron Growth Opportunities                (6,982)         15,527          8,545        (132,574)        (125,658)
Lincoln VIPT Baron Growth Opportunities Service
   Class                                               (2,303)        318,190        315,887      (2,995,082)      (2,722,255)
Lincoln VIPT Capital Growth                              (202)             --           (202)        (21,086)         (21,046)
Lincoln VIPT Cohen & Steers Global Real Estate       (386,436)             --       (386,436)       (263,911)        (639,484)
Lincoln VIPT Columbia Value Opportunities             (20,717)         31,491         10,774         (57,531)         (46,511)
Lincoln VIPT Delaware Bond                           (434,170)         19,738       (414,432)     (3,703,034)      (2,046,916)

                                                  DIVIDENDS   MORTALITY AND
                                                    FROM         EXPENSE           NET
                                                 INVESTMENT     GUARANTEE       INVESTMENT
SUBACCOUNT                                         INCOME        CHARGES      INCOME (LOSS)
-----------------------------------------------  ----------   -------------   -------------
Lincoln VIPT Delaware Growth and Income          $   25,747     $ (10,433)      $  15,314
Lincoln VIPT Delaware Social Awareness               29,712       (22,893)          6,819
Lincoln VIPT Delaware Special Opportunities           6,291        (1,657)          4,634
Lincoln VIPT FI Equity-Income                        87,135       (37,485)         49,650
Lincoln VIPT Janus Capital Appreciation              42,372       (45,550)         (3,178)
Lincoln VIPT Marsico International Growth            13,757        (5,568)          8,189
Lincoln VIPT MFS Value                               15,459        (4,510)         10,949
Lincoln VIPT Mid-Cap Value                            2,458        (3,119)           (661)
Lincoln VIPT Mondrian International Value           766,068      (123,448)        642,620
Lincoln VIPT Money Market                         1,301,982      (410,978)        891,004
Lincoln VIPT SSgA Bond Index                            964          (249)            715
Lincoln VIPT SSgA Developed International 150           174           (13)            161
Lincoln VIPT SSgA Emerging Markets 100                  522          (120)            402
Lincoln VIPT SSgA International Index                   555          (121)            434
Lincoln VIPT SSgA Large Cap 100                          62           (27)             35
Lincoln VIPT SSgA S&P 500 Index                     158,590       (14,413)        144,177
Lincoln VIPT SSgA Small-Cap Index                    12,427        (3,304)          9,123
Lincoln VIPT SSgA Small-Mid Cap 200                     962          (178)            784
Lincoln VIPT T. Rowe Price Growth Stock               1,872        (2,376)           (504)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                                --        (9,430)         (9,430)
Lincoln VIPT Templeton Growth                         8,861        (1,423)          7,438
Lincoln VIPT Turner Mid-Cap Growth                       --        (1,455)         (1,455)
Lincoln VIPT UBS Global Asset Allocation            211,494       (21,052)        190,442
Lincoln VIPT Wilshire 2010 Profile                      271           (71)            200
Lincoln VIPT Wilshire 2020 Profile                    2,771          (601)          2,170
Lincoln VIPT Wilshire 2030 Profile                    5,387        (2,169)          3,218
Lincoln VIPT Wilshire 2040 Profile                    3,540        (2,219)          1,321
Lincoln VIPT Wilshire Aggressive Profile             29,692       (25,285)          4,407
Lincoln VIPT Wilshire Conservative Profile           58,795       (20,508)         38,287
Lincoln VIPT Wilshire Moderate Profile              380,864       (97,553)        283,311
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                          236,777      (117,779)        118,998
M Fund Brandes International Equity                  82,527       (13,536)         68,991
M Fund Business Opportunity Value                       689        (7,277)         (6,588)
M Fund Frontier Capital Appreciation                     --        (4,758)         (4,758)
M Fund Turner Core Growth                               370        (9,338)         (8,968)
MFS VIT Core Equity                                   6,958        (6,428)            530
MFS VIT Growth                                       24,734       (85,736)        (61,002)
MFS VIT Total Return                                842,823      (203,136)        639,687
MFS VIT Utilities                                   365,202      (179,820)        185,382
NB AMT Mid-Cap Growth                                    --      (134,671)       (134,671)
NB AMT Partners                                      12,795       (18,416)         (5,621)
NB AMT Regency                                       79,335       (48,490)         30,845
Premier VIT OPCAP Global Equity                       7,390          (190)          7,200
Premier VIT OPCAP Managed                            16,512        (4,305)         12,207
Putnam VT Growth & Income Class IB                   43,283       (15,563)         27,720
Putnam VT Health Sciences Class IB                       --       (15,853)        (15,853)

See accompanying notes.

                                                                    DIVIDENDS                        NET CHANGE       NET INCREASE
                                                                      FROM            TOTAL        IN UNREALIZED       (DECREASE)
                                                  NET REALIZED    NET REALIZED    NET REALIZED    APPRECIATION OR    IN NET ASSETS
                                                   GAIN (LOSS)       GAIN ON       GAIN (LOSS)      DEPRECIATION       RESULTING
SUBACCOUNT                                       ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS    ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------  --------------   ------------   --------------   ---------------   ---------------
Lincoln VIPT Delaware Growth and Income            $ (19,068)      $  186,507      $  167,439      $   (839,425)     $   (656,672)
Lincoln VIPT Delaware Social Awareness               (20,833)         189,939         169,106        (1,435,335)       (1,259,410)
Lincoln VIPT Delaware Special Opportunities          (17,675)          26,567           8,892          (139,240)         (125,714)
Lincoln VIPT FI Equity-Income                       (115,116)         421,176         306,060        (2,665,116)       (2,309,406)
Lincoln VIPT Janus Capital Appreciation              (51,593)              --         (51,593)       (2,934,690)       (2,989,461)
Lincoln VIPT Marsico International Growth            (99,344)          76,106         (23,238)         (542,173)         (557,222)
Lincoln VIPT MFS Value                               (47,635)          17,132         (30,503)         (283,215)         (302,769)
Lincoln VIPT Mid-Cap Value                           (66,090)          42,587         (23,503)         (265,703)         (289,867)
Lincoln VIPT Mondrian International Value            266,143        1,054,250       1,320,393        (9,477,890)       (7,514,877)
Lincoln VIPT Money Market                                 --              246             246                 4           891,254
Lincoln VIPT SSgA Bond Index                          (1,752)              --          (1,752)            7,070             6,033
Lincoln VIPT SSgA Developed International 150           (812)              --            (812)              215              (436)
Lincoln VIPT SSgA Emerging Markets 100                (2,013)              --          (2,013)          (12,629)          (14,240)
Lincoln VIPT SSgA International Index                 (1,028)              --          (1,028)          (17,106)          (17,700)
Lincoln VIPT SSgA Large Cap 100                          268               --             268            (1,226)             (923)
Lincoln VIPT SSgA S&P 500 Index                     (107,163)              --        (107,163)       (1,230,083)       (1,193,069)
Lincoln VIPT SSgA Small-Cap Index                    (16,407)          50,251          33,844          (184,824)         (141,857)
Lincoln VIPT SSgA Small-Mid Cap 200                   (7,030)              --          (7,030)          (22,918)          (29,164)
Lincoln VIPT T. Rowe Price Growth Stock               (5,091)              --          (5,091)         (265,218)         (270,813)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                            (17,705)              --         (17,705)         (705,317)         (732,452)
Lincoln VIPT Templeton Growth                        (13,466)          12,300          (1,166)         (136,965)         (130,693)
Lincoln VIPT Turner Mid-Cap Growth                   (33,435)          52,898          19,463          (200,976)         (182,968)
Lincoln VIPT UBS Global Asset Allocation             (68,162)         292,728         224,566        (1,604,818)       (1,189,810)
Lincoln VIPT Wilshire 2010 Profile                      (380)              15            (365)           (3,779)           (3,944)
Lincoln VIPT Wilshire 2020 Profile                    (2,345)              83          (2,262)          (32,805)          (32,897)
Lincoln VIPT Wilshire 2030 Profile                    (3,631)             401          (3,230)         (135,697)         (135,709)
Lincoln VIPT Wilshire 2040 Profile                   (14,663)             315         (14,348)         (161,321)         (174,348)
Lincoln VIPT Wilshire Aggressive Profile            (102,344)         128,382          26,038        (2,285,796)       (2,255,351)
Lincoln VIPT Wilshire Conservative Profile          (237,931)          35,980        (201,951)         (562,746)         (726,410)
Lincoln VIPT Wilshire Moderate Profile                30,616          359,220         389,836        (5,921,439)       (5,248,292)
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                          (376,121)         398,886          22,765        (8,333,278)       (8,191,515)
M Fund Brandes International Equity                 (209,069)         205,173          (3,896)       (1,288,334)       (1,223,239)
M Fund Business Opportunity Value                    (37,461)          47,247           9,786          (588,964)         (585,766)
M Fund Frontier Capital Appreciation                 (22,232)          26,479           4,247          (399,568)         (400,079)
M Fund Turner Core Growth                            (17,297)          50,511          33,214        (1,080,688)       (1,056,442)
MFS VIT Core Equity                                   29,459               --          29,459          (398,869)         (368,880)
MFS VIT Growth                                        46,027               --          46,027        (4,790,361)       (4,805,336)
MFS VIT Total Return                                (354,658)       1,669,367       1,314,709        (8,762,013)       (6,807,617)
MFS VIT Utilities                                    483,448        3,780,423       4,263,871       (15,089,892)      (10,640,639)
NB AMT Mid-Cap Growth                                475,776               --         475,776       (10,147,545)       (9,806,440)
NB AMT Partners                                      (72,929)         403,743         330,814        (1,864,678)       (1,539,485)
NB AMT Regency                                        66,936           14,658          81,594        (3,723,791)       (3,611,352)
Premier VIT OPCAP Global Equity                     (153,514)         106,586         (46,928)           12,766           (26,962)
Premier VIT OPCAP Managed                            (25,356)          46,128          20,772          (220,686)         (187,707)
Putnam VT Growth & Income Class IB                   (75,844)         372,166         296,322        (1,299,123)         (975,081)
Putnam VT Health Sciences Class IB                     5,045           17,549          22,594          (400,910)         (394,169)

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2008



                                                     AIM V.I.                    AIM V.I.      AIM V.I.
                                                     CAPITAL    AIM V.I. CORE  DIVERSIFIED  INTERNATIONAL
                                                  APPRECIATION      EQUITY        INCOME        GROWTH
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2007                      $20,544,773   $23,832,376    $ 707,107    $ 9,766,594
Changes From Operations:
   - Net investment income (loss)                     (168,216)       76,506       47,275        (39,605)
   - Net realized gain (loss) on investments           171,232       414,594      (11,435)       907,674
   - Net change in unrealized appreciation or
     depreciation on investments                     2,220,040     1,250,159      (29,178)       483,020
                                                   -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,223,056     1,741,259        6,662      1,351,089
Change From Unit Transactions:
   - Contract purchases                              1,957,872     2,119,037       49,737        678,827
   - Contract withdrawals                           (2,351,142)   (2,953,356)     (76,453)      (688,624)
   - Contract transfers                               (778,391)     (672,107)      20,397       (315,886)
                                                   -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,171,661)   (1,506,426)      (6,319)      (325,683)
                                                   -----------   -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,051,395       234,833          343      1,025,406
                                                   -----------   -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2007                     21,596,168    24,067,209      707,450     10,792,000
Changes From Operations:
   - Net investment income (loss)                     (134,636)      281,580       48,037        (20,439)
   - Net realized gain (loss) on investments          (250,652)      (77,548)     (32,485)       689,044
   - Net change in unrealized appreciation or
     depreciation on investments                    (8,743,932)   (7,296,322)    (118,175)    (4,731,895)
                                                   -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (9,129,220)   (7,092,290)    (102,623)    (4,063,290)
Change From Unit Transactions:
   - Contract purchases                              1,725,255     1,778,535       43,625        620,823
   - Contract withdrawals                           (2,163,315)   (2,416,767)    (100,110)      (714,466)
   - Contract transfers                                 16,368    (1,109,140)     (47,834)      (961,370)
                                                   -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (421,692)   (1,747,372)    (104,319)    (1,055,013)
                                                   -----------   -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (9,550,912)   (8,839,662)    (206,942)    (5,118,303)
                                                   -----------   -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $12,045,256   $15,227,547    $ 500,508    $ 5,673,697
                                                   ===========   ===========    =========    ===========

See accompanying notes.



                                                  ABVPSF GLOBAL  ABVPSF GROWTH     ABVPSF      ABVPSF LARGE      ABVPSF
                                                    TECHNOLOGY     AND INCOME   INTERNATIONAL   CAP GROWTH   SMALL/MID CAP
                                                     CLASS A        CLASS A     VALUE CLASS A    CLASS A     VALUE CLASS A
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 1,680,232    $16,119,649    $ 1,590,746    $ 2,167,737   $10,122,246
Changes From Operations:
   - Net investment income (loss)                      (13,773)       121,306         17,783        (16,842)       22,722
   - Net realized gain (loss) on investments            98,017      1,184,131        202,007         83,023     1,019,316
   - Net change in unrealized appreciation or
     depreciation on investments                       205,740       (599,752)      (156,791)       204,789    (1,016,136)
                                                   -----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     289,984        705,685         62,999        270,970        25,902
Change From Unit Transactions:
   - Contract purchases                                216,328      1,693,662      1,595,290        253,372     1,737,751
   - Contract withdrawals                             (255,112)    (1,175,967)      (426,344)      (166,217)     (857,386)
   - Contract transfers                                591,071       (363,544)     2,027,127         40,558     1,028,094
                                                   -----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              552,287        154,151      3,196,073        127,713     1,908,459
                                                   -----------    -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                842,271        859,836      3,259,072        398,683     1,934,361
                                                   -----------    -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                      2,522,503     16,979,485      4,849,818      2,566,420    12,056,607
Changes From Operations:
   - Net investment income (loss)                      (13,089)       181,707         22,627        (15,426)        3,774
   - Net realized gain (loss) on investments            12,675      2,059,017        (74,555)        54,734       959,597
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,138,774)    (9,156,892)    (3,037,276)    (1,016,873)   (5,587,502)
                                                   -----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,139,188)    (6,916,168)    (3,089,204)      (977,565)   (4,624,131)
Change From Unit Transactions:
   - Contract purchases                                253,677      1,483,340      1,414,178        218,956     1,514,130
   - Contract withdrawals                             (161,652)    (1,213,485)      (476,149)      (174,082)     (988,609)
   - Contract transfers                               (157,499)       (79,693)       985,984       (129,611)      766,821
                                                   -----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (65,474)       190,162      1,924,013        (84,737)    1,292,342
                                                   -----------    -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,204,662)    (6,726,006)    (1,165,191)    (1,062,302)   (3,331,789)
                                                   -----------    -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 1,317,841    $10,253,479    $ 3,684,627    $ 1,504,118   $ 8,724,818
                                                   ===========    ===========    ===========    ===========   ===========

                                                                                  AMERICAN
                                                    AMERICAN       AMERICAN         FUNDS          AMERICAN
                                                    CENTURY         FUNDS        GLOBAL SMALL       FUNDS
                                                  VP INFLATION  GLOBAL GROWTH  CAPITALIZATION      GROWTH
                                                   PROTECTION      CLASS 2        CLASS 2         CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  ------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $5,605,032    $ 6,959,057    $ 25,120,813    $ 99,994,576
Changes From Operations:
   - Net investment income (loss)                     255,785        229,532         650,312          76,525
   - Net realized gain (loss) on investments           (9,409)       636,863       3,917,364       9,919,086
   - Net change in unrealized appreciation or
     depreciation on investments                      308,473        411,467         580,010       1,853,036
                                                   ----------    -----------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    554,849      1,277,862       5,147,686      11,848,647
Change From Unit Transactions:
   - Contract purchases                             1,381,429      2,287,772       3,359,709      14,216,364
   - Contract withdrawals                            (530,576)    (1,255,746)     (2,383,321)    (10,646,586)
   - Contract transfers                               331,238      3,201,869         594,054       4,258,397
                                                   ----------    -----------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,182,091      4,233,895       1,570,442       7,828,175
                                                   ----------    -----------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,736,940      5,511,757       6,718,128      19,676,822
                                                   ----------    -----------    ------------    ------------
NET ASSETS AT DECEMBER 31, 2007                     7,341,972     12,470,814      31,838,941     119,671,398
Changes From Operations:
   - Net investment income (loss)                     372,018        161,630        (172,235)        141,794
   - Net realized gain (loss) on investments         (139,722)       867,384       3,585,299      11,886,507
   - Net change in unrealized appreciation or
     depreciation on investments                     (529,616)    (6,698,757)    (19,532,688)    (66,240,550)
                                                   ----------    -----------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (297,320)    (5,669,743)    (16,119,624)    (54,212,249)
Change From Unit Transactions:
   - Contract purchases                             1,352,293      2,028,708       2,824,764      11,822,604
   - Contract withdrawals                            (823,373)    (1,031,510)     (2,257,142)     (9,553,610)
   - Contract transfers                               602,321      1,884,744      (2,344,992)      5,097,552
                                                   ----------    -----------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,131,241      2,881,942      (1,777,370)      7,366,546
                                                   ----------    -----------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               833,921     (2,787,801)    (17,896,994)    (46,845,703)
                                                   ----------    -----------    ------------    ------------
NET ASSETS AT DECEMBER 31, 2008                    $8,175,893    $ 9,683,013    $ 13,941,947    $ 72,825,695
                                                   ==========    ===========    ============    ============

                                                    AMERICAN        AMERICAN                     DELAWARE
                                                  FUNDS GROWTH-      FUNDS        DELAWARE         VIPT
                                                     INCOME      INTERNATIONAL  VIPT CAPITAL   DIVERSIFIED
                                                     CLASS 2        CLASS 2       RESERVES        INCOME
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                      $ 81,455,225   $ 41,733,581   $  120,701    $ 7,668,721
Changes From Operations:
   - Net investment income (loss)                       734,296        444,491        8,070        212,165
   - Net realized gain (loss) on investments          4,925,233      3,532,560         (509)        66,066
   - Net change in unrealized appreciation or
     depreciation on investments                     (2,172,000)     4,672,460         (385)       400,063
                                                   ------------   ------------   ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    3,487,529      8,649,511        7,176        678,294
Change From Unit Transactions:
   - Contract purchases                              11,345,875      6,740,454      147,979      2,645,774
   - Contract withdrawals                            (8,467,147)    (3,434,663)     (26,982)      (803,203)
   - Contract transfers                               3,280,629      4,018,197      (24,085)     2,168,493
                                                   ------------   ------------   ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             6,159,357      7,323,988       96,912      4,011,064
                                                   ------------   ------------   ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               9,646,886     15,973,499      104,088      4,689,358
                                                   ------------   ------------   ----------    -----------
NET ASSETS AT DECEMBER 31, 2007                      91,102,111     57,707,080      224,789     12,358,079
Changes From Operations:
   - Net investment income (loss)                       839,766        617,140       28,414        443,690
   - Net realized gain (loss) on investments          5,061,450      6,430,075       (8,992)        76,184
   - Net change in unrealized appreciation or
     depreciation on investments                    (41,600,968)   (32,342,765)     (29,517)    (1,386,508)
                                                   ------------   ------------   ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (35,699,752)   (25,295,550)     (10,095)      (866,634)
Change From Unit Transactions:
   - Contract purchases                               8,746,548      6,166,268      358,925      2,188,483
   - Contract withdrawals                            (6,485,900)    (3,772,650)    (134,949)    (1,190,937)
   - Contract transfers                               1,730,627        108,284      589,218        473,671
                                                   ------------   ------------   ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             3,991,275      2,501,902      813,194      1,471,217
                                                   ------------   ------------   ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (31,708,477)   (22,793,648)     803,099        604,583
                                                   ------------   ------------   ----------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 59,393,634   $ 34,913,432   $1,027,888    $12,962,662
                                                   ============   ============   ==========    ===========

See accompanying notes.

                                                    DELAWARE
                                                      VIPT        DELAWARE                   DELAWARE
                                                    EMERGING        VIPT       DELAWARE     VIPT SMALL     DELAWARE
                                                    MARKETS      HIGH YIELD    VIPT REIT     CAP VALUE    VIPT TREND
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------  -----------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 17,993,752  $13,098,859  $ 28,721,416  $ 43,419,194  $ 22,253,238
Changes From Operations:
   - Net investment income (loss)                      180,660      796,564       183,097      (109,684)     (172,224)
   - Net realized gain (loss) on investments         3,086,007      105,852     6,191,567     4,939,843     1,323,202
   - Net change in unrealized appreciation or
     depreciation on investments                     3,837,556     (643,699)  (10,559,288)   (7,941,065)      947,189
                                                  ------------  -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   7,104,223      258,717    (4,184,624)   (3,110,906)    2,098,167
Change From Unit Transactions:
   - Contract purchases                              2,761,671    2,081,592     3,479,305     4,484,344     2,293,159
   - Contract withdrawals                           (1,914,230)  (1,110,062)   (2,325,364)   (4,137,428)   (2,429,800)
   - Contract transfers                              1,964,202       84,105    (2,134,012)   (1,073,296)   (1,834,225)
                                                  ------------  -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,811,643    1,055,635      (980,071)     (726,380)   (1,970,866)
                                                  ------------  -----------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              9,915,866    1,314,352    (5,164,695)   (3,837,286)      127,301
                                                  ------------  -----------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2007                     27,909,618   14,413,211    23,556,721    39,581,908    22,380,539
Changes From Operations:
   - Net investment income (loss)                      206,593    1,024,281       353,067         6,743      (135,002)
   - Net realized gain (loss) on investments         3,990,268     (454,199)    5,181,058     1,989,841     3,421,813
   - Net change in unrealized appreciation or
     depreciation on investments                   (17,819,414)  (4,007,050)  (14,329,692)  (13,621,590)  (13,670,871)
                                                  ------------  -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (13,622,553)  (3,436,968)   (8,795,567)  (11,625,006)  (10,384,060)
Change From Unit Transactions:
   - Contract purchases                              2,397,343    1,722,496     2,398,135     3,996,447     1,974,784
   - Contract withdrawals                           (1,837,397)  (1,151,528)   (2,549,950)   (3,412,372)   (1,940,385)
   - Contract transfers                             (1,824,967)  (1,407,156)      509,943    (1,643,845)      (42,777)
                                                  ------------  -----------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,265,021)    (836,188)      358,128    (1,059,770)       (8,378)
                                                  ------------  -----------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (14,887,574)  (4,273,156)   (8,437,439)  (12,684,776)  (10,392,438)
                                                  ------------  -----------  ------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 13,022,044  $10,140,055  $ 15,119,282  $ 26,897,132  $ 11,988,101
                                                  ============  ===========  ============  ============  ============


                                                    DELAWARE     DELAWARE      DWS VIP       DWS VIP
                                                      VIPT         VIPT        EQUITY       SMALL CAP
                                                  U.S. GROWTH      VALUE      500 INDEX       INDEX
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  -----------  -----------  ------------  -----------
NET ASSETS AT JANUARY 1, 2007                      $ 807,836   $13,833,284  $ 59,499,412  $13,991,020
Changes From Operations:
   - Net investment income (loss)                     (5,980)      123,851       459,351       18,257
   - Net realized gain (loss) on investments          37,815       819,433     1,795,030    1,237,301
   - Net change in unrealized appreciation or
     depreciation on investments                      62,736    (1,513,653)      501,507   (1,606,185)
                                                   ---------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    94,571      (570,369)    2,755,888     (350,627)
Change From Unit Transactions:
   - Contract purchases                              214,338     2,443,254     5,255,541    1,452,424
   - Contract withdrawals                            (85,760)   (1,349,504)   (6,249,383)  (1,172,239)
   - Contract transfers                              (85,266)      764,669      (625,211)    (298,881)
                                                   ---------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             43,312     1,858,419    (1,619,053)     (18,696)
                                                   ---------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              137,883     1,288,050     1,136,835     (369,323)
                                                   ---------   -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2007                      945,719    15,121,334    60,636,247   13,621,697
Changes From Operations:
   - Net investment income (loss)                     (5,784)      274,334       805,886       99,507
   - Net realized gain (loss) on investments           8,939       510,592       163,946      651,660
   - Net change in unrealized appreciation or
     depreciation on investments                    (456,527)   (5,869,934)  (22,158,733)  (5,241,467)
                                                   ---------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (453,372)   (5,085,008)  (21,188,901)  (4,490,300)
Change From Unit Transactions:
   - Contract purchases                              245,764     1,838,499     4,283,653    1,040,612
   - Contract withdrawals                            (99,943)   (1,152,687)   (6,539,678)  (1,657,546)
   - Contract transfers                               18,055    (1,139,666)   (3,580,694)    (693,968)
                                                   ---------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            163,876      (453,854)   (5,836,719)  (1,310,902)
                                                   ---------   -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (289,496)   (5,538,862   (27,025,620)  (5,801,202)
                                                   ---------   -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 656,223   $ 9,582,472  $ 33,610,627  $ 7,820,495
                                                   =========   ===========  ============  ===========


                                                  FIDELITY VIP   FIDELITY VIP  FIDELITY VIP   FIDELITY VIP
                                                      ASSET       CONTRAFUND      EQUITY-    EQUITY-INCOME
                                                     MANAGER    SERVICE CLASS     INCOME     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 748,450    $ 48,418,152   $ 5,405,561    $ 7,598,666
Changes From Operations:
   - Net investment income (loss)                     42,852          96,878        50,088         76,847
   - Net realized gain (loss) on investments          31,500      15,822,452       551,255        794,163
   - Net change in unrealized appreciation or
     depreciation on investments                      34,354      (7,516,155)     (523,276)      (824,165)
                                                   ---------    ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   108,706       8,403,175        78,067         46,845
Change From Unit Transactions:
   - Contract purchases                               72,960       7,514,169       327,288        832,349
   - Contract withdrawals                           (132,791)     (4,868,543)     (798,527)      (559,584)
   - Contract transfers                               71,895       2,196,230      (190,253)      (216,809)
                                                   ---------    ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             12,064       4,841,856      (661,492)        55,956
                                                   ---------    ------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              120,770      13,245,031      (583,425)       102,801
                                                   ---------    ------------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                      869,220      61,663,183     4,822,136      7,701,467
Changes From Operations:
   - Net investment income (loss)                     16,846         106,432        64,779        112,086
   - Net realized gain (loss) on investments          50,214          32,841      (142,738)      (103,916)
   - Net change in unrealized appreciation or
     depreciation on investments                    (370,845)    (26,701,811)   (1,912,082)    (3,357,710)
                                                   ---------    ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (303,785)    (26,562,538)   (1,990,041)    (3,349,540)
Change From Unit Transactions:
   - Contract purchases                               77,661       6,430,876       275,435        643,744
   - Contract withdrawals                            (91,201)     (4,485,418)     (497,135)      (380,354)
   - Contract transfers                              139,392      (1,355,070)      (59,339)      (105,914)
                                                   ---------    ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            125,852         590,388      (281,039)       157,476
                                                   ---------    ------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (177,933)    (25,972,150)   (2,271,080)    (3,192,064)
                                                   ---------    ------------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 691,287    $ 35,691,033   $ 2,551,056    $ 4,509,403
                                                   =========    ============   ===========    ===========

See accompanying notes.

                                                                  FIDELITY VIP
                                                   FIDELITY VIP      GROWTH      FIDELITY VIP  FIDELITY VIP   FIDELITY VIP
                                                      GROWTH     OPPORTUNITIES   HIGH INCOME    INVESTMENT      MID CAP
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   GRADE BOND   SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 7,531,657    $ 3,878,868    $1,610,780     $2,652,791    $ 3,368,823
Changes From Operations:
   - Net investment income (loss)                      (11,391)       (32,457)      121,882         82,526          5,382
   - Net realized gain (loss) on investments           403,448        128,839           512         (2,603)       423,690
   - Net change in unrealized appreciation or
     depreciation on investments                     1,337,221        731,990       (92,910)         8,244        273,187
                                                   -----------    -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,729,278        828,372        29,484         88,167        702,259
Change From Unit Transactions:
   - Contract purchases                                999,425        323,905       144,091        221,418      1,806,508
   - Contract withdrawals                           (1,319,774)      (406,808)     (178,428)      (440,193)      (548,037)
   - Contract transfers                              1,056,604       (171,488)       22,487         10,570      2,205,715
                                                   -----------    -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              736,255       (254,391)      (11,850)      (208,205)     3,464,186
                                                   -----------    -----------    ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,465,533        573,981        17,634       (120,038)     4,166,445
                                                   -----------    -----------    ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2007                      9,997,190      4,452,849     1,628,414      2,532,753      7,535,268
Changes From Operations:
   - Net investment income (loss)                       (3,553)       (13,469)      112,444         76,697        (16,206)
   - Net realized gain (loss) on investments           (10,176)        14,993       (35,931)        (8,531)       903,705
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,926,162)    (2,386,873)     (460,487)      (156,379)    (4,311,351)
                                                   -----------    -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (4,939,891)    (2,385,349)     (383,974)       (88,213)    (3,423,852)
Change From Unit Transactions:
   - Contract purchases                                979,427        305,627       131,147        192,221      1,561,310
   - Contract withdrawals                             (846,682)      (395,178)     (161,583)      (295,137)      (657,805)
   - Contract transfers                                173,053          9,171      (108,030)      (289,350)       800,775
                                                   -----------    -----------    ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              305,798        (80,380)     (138,466)      (392,266)     1,704,280
                                                   -----------    -----------    ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,634,093)    (2,465,729)     (522,440)      (480,479)    (1,719,572)
                                                   -----------    -----------    ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 5,363,097    $ 1,987,120    $1,105,974     $2,052,274    $ 5,815,696
                                                   ===========    ===========    ==========     ==========    ===========

                                                                    FTVIPT    FTVIPT FRANKLIN
                                                   FIDELITY VIP    FRANKLIN    SMALL-MID CAP   FTVIPT MUTUAL
                                                     OVERSEAS       INCOME        GROWTH           SHARES
                                                  SERVICE CLASS   SECURITIES     SECURITIES      SECURITIES
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  -----------  ---------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 4,819,727   $   757,381    $ 7,244,545     $   742,684
Changes From Operations:
   - Net investment income (loss)                      147,503        55,283        (66,007)         15,438
   - Net realized gain (loss) on investments           488,084        18,925        875,841          64,188
   - Net change in unrealized appreciation or
     depreciation on investments                       124,089       (56,708)        36,382         (90,525)
                                                   -----------   -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     759,676        17,500        846,216         (10,899)
Change From Unit Transactions:
   - Contract purchases                                740,646     1,239,781      1,233,809       1,170,001
   - Contract withdrawals                             (353,032)     (201,894)      (679,468)       (179,578)
   - Contract transfers                                836,832     1,799,166      1,202,435       1,134,128
                                                   -----------   -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,224,446     2,837,053      1,756,776       2,124,551
                                                   -----------   -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,984,122     2,854,553      2,602,992       2,113,652
                                                   -----------   -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2007                      6,803,849     3,611,934      9,847,537       2,856,336
Changes From Operations:
   - Net investment income (loss)                      109,368       204,048        (59,498)         81,077
   - Net realized gain (loss) on investments           496,697       (24,294)       885,645          52,454
   - Net change in unrealized appreciation or
     depreciation on investments                    (3,727,761)   (1,636,466)    (5,170,209)     (1,462,659)
                                                   -----------   -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,121,696)   (1,456,712)    (4,344,062)     (1,329,128)
Change From Unit Transactions:
   - Contract purchases                                774,244       950,233      1,013,915         786,062
   - Contract withdrawals                             (473,924)     (372,656)      (664,411)       (265,091)
   - Contract transfers                                  5,351     1,035,926        253,609         595,481
                                                   -----------   -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              305,671     1,613,503        603,113       1,116,452
                                                   -----------   -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,816,025)      156,791     (3,740,949)       (212,676)
                                                   -----------   -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 3,987,824   $ 3,768,725    $ 6,106,588     $ 2,643,660
                                                   ===========   ===========    ===========     ===========

                                                                  FTVIPT
                                                     FTVIPT      TEMPLETON     FTVIPT         FTVIPT
                                                    TEMPLETON     FOREIGN     TEMPLETON     TEMPLETON
                                                     FOREIGN    SECURITIES  GLOBAL ASSET  GLOBAL INCOME
                                                   SECURITIES     CLASS 2    ALLOCATION     SECURITIES
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                  -----------  -----------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                     $ 4,008,202  $ 7,282,249   $ 982,852     $1,441,916
Changes From Operations:
   - Net investment income (loss)                      51,260       88,650     143,854         55,257
   - Net realized gain (loss) on investments          332,984      730,895     198,101         24,011
   - Net change in unrealized appreciation or
     depreciation on investments                      174,147      212,013    (265,967)       180,165
                                                  -----------  -----------   ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    558,391    1,031,558      75,988        259,433
Change From Unit Transactions:
   - Contract purchases                               238,968      623,962      37,904      1,066,197
   - Contract withdrawals                            (684,184)  (1,031,044)   (135,904)      (194,248)
   - Contract transfers                                 3,061     (141,663)    (90,024)     1,505,336
                                                  -----------  -----------   ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (442,155)    (548,745)   (188,024)     2,377,285
                                                  -----------  -----------   ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               116,236      482,813    (112,036)     2,636,718
                                                  -----------  -----------   ---------     ----------
NET ASSETS AT DECEMBER 31, 2007                     4,124,438    7,765,062     870,816      4,078,634
Changes From Operations:
   - Net investment income (loss)                      62,310       97,317      90,773        172,041
   - Net realized gain (loss) on investments          304,024      661,156      71,405         56,554
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,044,164)  (3,860,776)   (412,267)        (1,701)
                                                  -----------  -----------   ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,677,830)  (3,102,303)   (250,089)       226,894
Change From Unit Transactions:
   - Contract purchases                               212,357      567,197      38,154      1,098,027
   - Contract withdrawals                            (397,492)    (648,446)    (90,524)      (458,983)
   - Contract transfers                               111,636     (150,690)    220,253        547,911
                                                  -----------  -----------   ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (73,499)    (231,939)    167,883      1,186,955
                                                  -----------  -----------   ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,751,329)  (3,334,242)    (82,206)     1,413,849
                                                  -----------  -----------   ---------     ----------
NET ASSETS AT DECEMBER 31, 2008                   $ 2,373,109  $ 4,430,820   $ 788,610     $5,492,483
                                                  ===========  ===========   =========     ==========

See accompanying notes.

                                                                  FTVIPT
                                                     FTVIPT      TEMPLETON
                                                   TEMPLETON      GROWTH    JANUS ASPEN     JANUS ASPEN
                                                     GROWTH     SECURITIES    SERIES     SERIES BALANCED
                                                   SECURITIES     CLASS 2    BALANCED     SERVICE SHARES
                                                   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
                                                  -----------  -----------  -----------  ---------------
NET ASSETS AT JANUARY 1, 2007                     $ 9,693,624  $ 4,987,443  $12,509,778   $  6,793,161
Changes From Operations:
   - Net investment income (loss)                      75,922       17,805      225,341        106,463
   - Net realized gain (loss) on investments          760,345      711,861      218,287        168,985
   - Net change in unrealized appreciation or
     depreciation on investments                     (658,128)    (613,956)     714,675        357,975
                                                  -----------  -----------  -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    178,139      115,710    1,158,303        633,423
Change From Unit Transactions:
   - Contract purchases                             1,257,951      255,203    1,081,756        674,762
   - Contract withdrawals                            (892,743)    (483,425)  (1,456,770)      (722,119)
   - Contract transfers                              (386,350)  (1,158,326)    (138,008)      (231,114)
                                                  -----------  -----------  -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (21,142)  (1,386,548)    (513,022)      (278,471)
                                                  -----------  -----------  -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               156,997   (1,270,838)     645,281        354,952
                                                  -----------  -----------  -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                     9,850,621    3,716,605   13,155,059      7,148,113
Changes From Operations:
   - Net investment income (loss)                     103,803       29,241      224,320        104,560
   - Net realized gain (loss) on investments          493,208      187,477      907,653        554,697
   - Net change in unrealized appreciation or
     depreciation on investments                   (4,592,862)  (1,791,393)  (3,267,753)    (1,785,676)
                                                  -----------  -----------  -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (3,995,851)  (1,574,675)  (2,135,780)    (1,126,419)
Change From Unit Transactions:
   - Contract purchases                               813,046      233,542    1,062,282        559,057
   - Contract withdrawals                          (1,004,138)    (364,866)  (1,426,891)      (918,080)
   - Contract transfers                               100,238       39,549     (337,482)      (141,237)
                                                  -----------  -----------  -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (90,854)     (91,775)    (702,091)      (500,260)
                                                  -----------  -----------  -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,086,705)  (1,666,450)  (2,837,871)    (1,626,679)
                                                  -----------  -----------  -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 5,763,916  $ 2,050,155  $10,317,188    $ 5,521,434
                                                  ===========  ===========  ===========    ===========


                                                                                                      JANUS ASPEN
                                                    JANUS ASPEN     JANUS ASPEN                         SERIES      LINCOLN VIPT
                                                   SERIES GLOBAL    SERIES MID      JANUS ASPEN        WORLDWIDE        BARON
                                                    TECHNOLOGY      CAP GROWTH    SERIES WORLDWIDE  GROWTH SERVICE     GROWTH
                                                  SERVICE SHARES  SERVICE SHARES       GROWTH           SHARES      OPPORTUNITIES
                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  --------------  --------------  ----------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2007                       $1,481,348      $ 3,516,757     $14,362,127      $ 3,431,008     $      --
Changes From Operations:
   - Net investment income (loss)                       (7,277)         (29,892)         (4,370)          (8,315)         (593)
   - Net realized gain (loss) on investments            56,717          173,591          86,888          179,277           (60)
   - Net change in unrealized appreciation or
     depreciation on investments                       252,818          643,493       1,159,335          124,669        (5,089)
                                                     ---------      -----------     -----------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     302,258          787,192       1,241,853          295,631        (5,742)
Change From Unit Transactions:
   - Contract purchases                                182,567          422,860       1,358,110          294,311        12,939
   - Contract withdrawals                             (165,479)        (313,951)     (1,538,538)        (351,825)       (7,625)
   - Contract transfers                                (16,335)       1,327,865        (912,868)        (318,859)      175,013
                                                     ---------      -----------     -----------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  753        1,436,774      (1,093,296)        (376,373)      180,327
                                                     ---------      -----------     -----------      -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                303,011        2,223,966         148,557          (80,742)      174,585
                                                     ---------      -----------     -----------      -----------     ---------
NET ASSETS AT DECEMBER 31, 2007                      1,784,359        5,740,723      14,510,684        3,350,266       174,585
Changes From Operations:
   - Net investment income (loss)                      (10,199)         (38,161)         49,469            5,804        (1,629)
   - Net realized gain (loss) on investments            (1,541)          32,089        (162,250)          40,676         8,545
   - Net change in unrealized appreciation or
     depreciation on investments                      (785,103)      (3,191,732)     (6,282,762)      (1,487,932)     (132,574)
                                                     ---------      -----------     -----------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (796,843)      (3,197,804)     (6,395,543)      (1,441,452)     (125,658)
Change From Unit Transactions:
   - Contract purchases                                186,913          459,769       1,209,096          275,473        40,654
   - Contract withdrawals                             (188,195)        (490,762)     (1,478,532)        (391,262)      (22,429)
   - Contract transfers                                  9,745        1,028,677           5,894          (41,872)      194,993
                                                     ---------      -----------     -----------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                8,463          997,684        (263,542)        (157,661)      213,218
                                                     ---------      -----------     -----------      -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (788,380)      (2,200,120)     (6,659,085)      (1,599,113)       87,560
                                                     ---------      -----------     -----------      -----------     ---------
NET ASSETS AT DECEMBER 31, 2008                      $ 995,979      $ 3,540,603     $ 7,851,599      $ 1,751,153     $ 262,145
                                                     =========      ===========     ===========      ===========     =========

                                                   LINCOLN VIPT
                                                      BARON                     LINCOLN VIPT
                                                      GROWTH     LINCOLN VIPT  COHEN & STEERS   LINCOLN VIPT
                                                  OPPORTUNITIES     CAPITAL        GLOBAL      COLUMBIA VALUE
                                                  SERVICE CLASS     GROWTH       REAL ESTATE    OPPORTUNITIES
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  ------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2007                      $ 6,189,319     $     --      $       --       $     --
Changes From Operations:
   - Net investment income (loss)                      (48,665)          (1)          2,919             --
   - Net realized gain (loss) on investments         1,179,962            1         (11,278)            (3)
   - Net change in unrealized appreciation or
     depreciation on investments                      (959,789)          56        (224,374)          (186)
                                                   -----------     --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     171,508           56        (232,733)          (189)
Change From Unit Transactions:
   - Contract purchases                                707,233          664         301,624            269
   - Contract withdrawals                           (1,073,269)        (205)        (47,524)           (65)
   - Contract transfers                                528,923        2,548       1,856,253         11,720
                                                   -----------     --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              162,887        3,007       2,110,353         11,924
                                                   -----------     --------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                334,395        3,063       1,877,620         11,735
                                                   -----------     --------      ----------       --------
NET ASSETS AT DECEMBER 31, 2007                      6,523,714        3,063       1,877,620         11,735
Changes From Operations:
   - Net investment income (loss)                      (43,060)         242          10,863            246
   - Net realized gain (loss) on investments           315,887         (202)       (386,436)        10,774
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,995,082)     (21,086)       (263,911)       (57,531)
                                                   -----------     --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,722,255)     (21,046)       (639,484)       (46,511)
Change From Unit Transactions:
   - Contract purchases                                671,901       87,086         912,205         35,529
   - Contract withdrawals                             (761,040)      (9,052)       (199,480)        (8,649)
   - Contract transfers                                721,989       91,314        (538,454)       132,861
                                                   -----------     --------      ----------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              632,850      169,348         174,271        159,741
                                                   -----------     --------      ----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,089,405)     148,302        (465,213)       113,230
                                                   -----------     --------      ----------       --------
NET ASSETS AT DECEMBER 31, 2008                    $ 4,434,309     $151,365      $1,412,407       $124,965
                                                   ===========     ========      ==========       ========

See accompanying notes.

                                                                               LINCOLN VIPT  LINCOLN VIPT   LINCOLN VIPT
                                                                                 DELAWARE      DELAWARE       DELAWARE
                                                  LINCOLN VIPT   LINCOLN VIPT   GROWTH AND      SOCIAL        SPECIAL
                                                      CORE      DELAWARE BOND     INCOME       AWARENESS   OPPORTUNITIES
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------  -------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                       $ 167,585    $49,024,509    $  648,125    $3,602,334     $      --
Changes From Operations:
   - Net investment income (loss)                        (332)     2,286,136         6,664         5,135           601
   - Net realized gain (loss) on investments           16,710          3,051         6,009       146,781           654
   - Net change in unrealized appreciation or
     depreciation on investments                      (14,242)       143,052        34,794       (75,366)       (4,458)
                                                    ---------    -----------    ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      2,136      2,432,239        47,467        76,550        (3,203)
Change From Unit Transactions:
   - Contract purchases                                   738      6,276,903       183,936       383,943        33,283
   - Contract withdrawals                              (2,237)    (4,780,320)      (49,059)     (290,583)       (3,172)
   - Contract transfers                              (168,222)     2,732,066       275,470       (55,008)       74,159
                                                    ---------    -----------    ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (169,721)     4,228,649       410,347        38,352       104,270
                                                    ---------    -----------    ----------    ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (167,585)     6,660,888       457,814       114,902       101,067
                                                    ---------    -----------    ----------    ----------     ---------
NET ASSETS AT DECEMBER 31, 2007                            --     55,685,397     1,105,939     3,717,236       101,067
Changes From Operations:
   - Net investment income (loss)                          --      2,070,550        15,314         6,819         4,634
   - Net realized gain (loss) on investments               --       (414,432)      167,439       169,106         8,892
   - Net change in unrealized appreciation or
     depreciation on investments                           --     (3,703,034)     (839,425)   (1,435,335)     (139,240)
                                                    ---------    -----------    ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         --     (2,046,916)     (656,672)   (1,259,410)     (125,714)
Change From Unit Transactions:
   - Contract purchases                                    --      6,182,784       241,431       536,407       218,077
   - Contract withdrawals                                  --     (6,159,477)     (121,161)     (375,545)      (30,541)
   - Contract transfers                                    --     (5,453,415)      941,542      (180,302)      276,086
                                                    ---------    -----------    ----------    ----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  --     (5,430,108)    1,061,812       (19,440)      463,622
                                                    ---------    -----------    ----------    ----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    --     (7,477,024)      405,140    (1,278,850)      337,908
                                                    ---------    -----------    ----------    ----------     ---------
NET ASSETS AT DECEMBER 31, 2008                     $      --    $48,208,373    $1,511,079    $2,438,386     $ 438,975
                                                    =========    ===========    ==========    ==========     =========

                                                                                  LINCOLN VIPT   LINCOLN VIPT
                                                  LINCOLN VIPT FI  LINCOLN VIPT      GROWTH     JANUS CAPITAL
                                                   EQUITY-INCOME      GROWTH     OPPORTUNITIES  APPRECIATION
                                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------  ------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2007                       $ 5,842,308     $  66,933      $ 79,115      $ 5,806,622
Changes From Operations:
   - Net investment income (loss)                        27,955          (165)         (230)         (30,674)
   - Net realized gain (loss) on investments            700,396         9,860         5,170           18,189
   - Net change in unrealized appreciation or
     depreciation on investments                       (550,656)       (3,826)       (1,336)       1,128,323
                                                    -----------     ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      177,695         5,869         3,604        1,115,838
Change From Unit Transactions:
   - Contract purchases                                 449,408        12,042         4,045          786,005
   - Contract withdrawals                              (531,975)       (4,271)       (3,771)        (646,134)
   - Contract transfers                                 148,448       (80,573)      (82,993)          (4,891)
                                                    -----------     ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                65,881       (72,802)      (82,719)         134,980
                                                    -----------     ---------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 243,576       (66,933)      (79,115)       1,250,818
                                                    -----------     ---------      --------      -----------
NET ASSETS AT DECEMBER 31, 2007                       6,085,884            --            --        7,057,440
Changes From Operations:
   - Net investment income (loss)                        49,650            --            --           (3,178)
   - Net realized gain (loss) on investments            306,060            --            --          (51,593)
   - Net change in unrealized appreciation or
     depreciation on investments                     (2,665,116)           --            --       (2,934,690)
                                                    -----------     ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (2,309,406)           --            --       (2,989,461)
Change From Unit Transactions:
   - Contract purchases                                 408,203            --            --          760,950
   - Contract withdrawals                              (529,229)           --            --         (597,478)
   - Contract transfers                                 724,599            --            --           83,620
                                                    -----------     ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               603,573            --            --          247,092
                                                    -----------     ---------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (1,705,833)           --            --       (2,742,369)
                                                    -----------     ---------      --------      -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 4,380,051     $      --      $     --      $ 4,315,071
                                                    ===========     =========      ========      ===========

                                                   LINCOLN VIPT                               LINCOLN VIPT
                                                     MARSICO                   LINCOLN VIPT     MONDRIAN
                                                  INTERNATIONAL  LINCOLN VIPT     MID-CAP    INTERNATIONAL
                                                      GROWTH       MFS VALUE       VALUE         VALUE
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                       $      --     $       --    $      --    $ 19,411,607
Changes From Operations:
   - Net investment income (loss)                       4,399          1,219         (391)        294,477
   - Net realized gain (loss) on investments           (3,881)          (168)     (15,993)      1,508,637
   - Net change in unrealized appreciation or
     depreciation on investments                       (6,450)        (3,590)     (29,375)        300,686
                                                    ---------     ----------    ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (5,932)        (2,539)     (45,759)      2,103,800
Change From Unit Transactions:
   - Contract purchases                               162,178         65,144      331,704       2,477,912
   - Contract withdrawals                             (19,115)        (5,169)     (28,415)     (1,742,042)
   - Contract transfers                               674,006        121,339      395,019       1,089,593
                                                    ---------     ----------    ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             817,069        181,314      698,308       1,825,463
                                                    ---------     ----------    ---------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               811,137        178,775      652,549       3,929,263
                                                    ---------     ----------    ---------    ------------
NET ASSETS AT DECEMBER 31, 2007                       811,137        178,775      652,549      23,340,870
Changes From Operations:
   - Net investment income (loss)                       8,189         10,949         (661)        642,620
   - Net realized gain (loss) on investments          (23,238)       (30,503)     (23,503)      1,320,393
   - Net change in unrealized appreciation or
     depreciation on investments                     (542,173)      (283,215)    (265,703)     (9,477,890)
                                                    ---------     ----------    ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (557,222)      (302,769)    (289,867)     (7,514,877)
Change From Unit Transactions:
   - Contract purchases                               475,606        338,482      106,724       1,698,982
   - Contract withdrawals                            (114,737)      (100,255)     (36,947)     (2,077,120)
   - Contract transfers                               267,082      1,115,384       96,973      (2,408,095)
                                                    ---------     ----------    ---------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             627,951      1,353,611      166,750      (2,786,233)
                                                    ---------     ----------    ---------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                70,729      1,050,842     (123,117)    (10,301,110)
                                                    ---------     ----------    ---------    ------------
NET ASSETS AT DECEMBER 31, 2008                     $ 881,866     $1,229,617    $ 529,432    $ 13,039,760
                                                    =========     ==========    =========    ============

See accompanying notes.

                                                                LINCOLN VIPT    LINCOLN VIPT     LINCOLN VIPT  LINCOLN VIPT
                                                  LINCOLN VIPT      SSgA             SSgA            SSgA          SSgA
                                                      MONEY         BOND          DEVELOPED        EMERGING    INTERNATIONAL
                                                     MARKET        INDEX      INTERNATIONAL 150   MARKETS 100      INDEX
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                                  ------------  ------------  -----------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 41,074,646    $     --         $    --         $     --       $     --
Changes From Operations:
   - Net investment income (loss)                    1,897,334          --              --               --             --
   - Net realized gain (loss) on investments                --          --              --               --             --
   - Net change in unrealized appreciation or
     depreciation on investments                            --          --              --               --             --
                                                  ------------    --------         -------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,897,334          --              --               --             --
Change From Unit Transactions:
   - Contract purchases                             71,426,003          --              --               --             --
   - Contract withdrawals                           (8,328,188)         --              --               --             --
   - Contract transfers                            (58,900,749)         --              --               --             --
                                                  ------------    --------         -------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            4,197,066          --              --               --             --
                                                  ------------    --------         -------         --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              6,094,400          --              --               --             --
                                                  ------------    --------         -------         --------       --------
NET ASSETS AT DECEMBER 31, 2007                     47,169,046          --              --               --             --
Changes From Operations:
   - Net investment income (loss)                      891,004         715             161              402            434
   - Net realized gain (loss) on investments               246      (1,752)           (812)          (2,013)        (1,028)
   - Net change in unrealized appreciation or
     depreciation on investments                             4       7,070             215          (12,629)       (17,106)
                                                  ------------    --------         -------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     891,254       6,033            (436)         (14,240)       (17,700)
Change From Unit Transactions:
   - Contract purchases                             55,137,683      34,419           9,678           24,275         16,130
   - Contract withdrawals                          (12,198,276)    (10,114)           (989)          (4,986)        (4,758)
   - Contract transfers                            (22,130,078)    294,754           9,519           76,213         67,384
                                                  ------------    --------         -------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           20,809,329     319,059          18,208           95,502         78,756
                                                  ------------    --------         -------         --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             21,700,583     325,092          17,772           81,262         61,056
                                                  ------------    --------         -------         --------       --------
NET ASSETS AT DECEMBER 31, 2008                   $ 68,869,629    $325,092         $17,772         $ 81,262       $ 61,056
                                                  ============    ========         =======         ========       ========

                                                                 LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT
                                                  LINCOLN VIPT       SSgA          SSgA          SSgA
                                                      SSgA          S&P 500      SMALL-CAP     SMALL-MID
                                                  LARGE CAP 100      INDEX         INDEX        CAP 200
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                       $    --      $        --    $       --     $     --
Changes From Operations:
   - Net investment income (loss)                        --            9,989           831           --
   - Net realized gain (loss) on investments             --           (2,621)       (2,900)          --
   - Net change in unrealized appreciation or
     depreciation on investments                         --          (35,517)       (7,706)          --
                                                    -------      -----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --          (28,149)       (9,775)          --
Change From Unit Transactions:
   - Contract purchases                                  --          399,500       110,206           --
   - Contract withdrawals                                --          (53,300)      (10,277)          --
   - Contract transfers                                  --        1,079,622       200,700           --
                                                    -------      -----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --        1,425,822       300,629           --
                                                    -------      -----------    ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --        1,397,673       290,854           --
                                                    -------      -----------    ----------     --------
NET ASSETS AT DECEMBER 31, 2007                          --        1,397,673       290,854           --
Changes From Operations:
   - Net investment income (loss)                        35          144,177         9,123          784
   - Net realized gain (loss) on investments            268         (107,163)       33,844       (7,030)
   - Net change in unrealized appreciation or
     depreciation on investments                     (1,226)      (1,230,083)     (184,824)     (22,918)
                                                    -------      -----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (923)      (1,193,069)     (141,857)     (29,164)
Change From Unit Transactions:
   - Contract purchases                               9,419        1,764,417       741,322       48,024
   - Contract withdrawals                            (1,340)        (403,864)     (100,095)      (4,224)
   - Contract transfers                              11,476        3,977,445       314,434       87,267
                                                    -------      -----------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            19,555        5,337,998       955,661      131,067
                                                    -------      -----------    ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              18,632        4,144,929       813,804      101,903
                                                    -------      -----------    ----------     --------
NET ASSETS AT DECEMBER 31, 2008                     $18,632      $ 5,542,602    $1,104,658     $101,903
                                                    =======      ===========    ==========     ========

See accompanying notes.

                                                                  LINCOLN VIPT
                                                                 T. ROWE PRICE                LINCOLN VIPT
                                                   LINCOLN VIPT    STRUCTURED   LINCOLN VIPT     TURNER
                                                  T. ROWE PRICE     MID-CAP       TEMPLETON      MID-CAP
                                                   GROWTH STOCK      GROWTH        GROWTH        GROWTH
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                       $      --     $  527,916     $      --     $      --
Changes From Operations:
   - Net investment income (loss)                           6         (8,291)          758          (180)
   - Net realized gain (loss) on investments               35         61,311            78         4,285
   - Net change in unrealized appreciation or
     depreciation on investments                        3,555         41,302        (1,361)        1,649
                                                    ---------     ----------     ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      3,596         94,322          (525)        5,754
Change From Unit Transactions:
   - Contract purchases                                29,687        381,380        34,900        38,784
   - Contract withdrawals                              (4,239)      (146,710)       (3,998)       (4,497)
   - Contract transfers                               199,851        736,288        46,836       113,945
                                                    ---------     ----------     ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             225,299        970,958        77,738       148,232
                                                    ---------     ----------     ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               228,895      1,065,280        77,213       153,986
                                                    ---------     ----------     ---------     ---------
NET ASSETS AT DECEMBER 31, 2007                       228,895      1,593,196        77,213       153,986
Changes From Operations:
   - Net investment income (loss)                        (504)        (9,430)        7,438        (1,455)
   - Net realized gain (loss) on investments           (5,091)       (17,705)       (1,166)       19,463
   - Net change in unrealized appreciation or
     depreciation on investments                     (265,218)      (705,317)     (136,965)     (200,976)
                                                    ---------     ----------     ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (270,813)      (732,452)     (130,693)     (182,968)
Change From Unit Transactions:
   - Contract purchases                               252,202        372,139       169,992        76,060
   - Contract withdrawals                             (51,185)      (199,933)      (57,170)      (25,751)
   - Contract transfers                               402,587          7,620       292,412       229,656
                                                    ---------     ----------     ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             603,604        179,826       405,234       279,965
                                                    ---------     ----------     ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               332,791       (552,626)      274,541        96,997
                                                    ---------     ----------     ---------     ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 561,686     $1,040,570     $ 351,754     $ 250,983
                                                    =========     ==========     =========     =========

See accompanying notes.


                                                  LINCOLN VIPT
                                                       UBS       LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                                  GLOBAL ASSET  WILSHIRE 2010  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040
                                                   ALLOCATION      PROFILE        PROFILE        PROFILE        PROFILE
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 2,165,884      $    --       $     --       $      --      $      --
Changes From Operations:
   - Net investment income (loss)                      25,815           23             27             177            975
   - Net realized gain (loss) on investments          171,202           11             (2)             (3)           351
   - Net change in unrealized appreciation or
     depreciation on investments                      (59,561)         258            (48)          1,621          5,061
                                                  -----------      -------       --------       ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    137,456          292            (23)          1,795          6,387
Change From Unit Transactions:
   - Contract purchases                               599,240          135          2,469          94,778         27,243
   - Contract withdrawals                            (243,667)         (93)          (257)        (13,662)       (11,489)
   - Contract transfers                               201,698        6,866         10,252         112,348        164,043
                                                  -----------      -------       --------       ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             557,271        6,908         12,464         193,464        179,797
                                                  -----------      -------       --------       ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               694,727        7,200         12,441         195,259        186,184
                                                  -----------      -------       --------       ---------      ---------
NET ASSETS AT DECEMBER 31, 2007                     2,860,611        7,200         12,441         195,259        186,184
Changes From Operations:
   - Net investment income (loss)                     190,442          200          2,170           3,218          1,321
   - Net realized gain (loss) on investments          224,566         (365)        (2,262)         (3,230)       (14,348)
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,604,818)      (3,779)       (32,805)       (135,697)      (161,321)
                                                  -----------      -------       --------       ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,189,810)      (3,944)       (32,897)       (135,709)      (174,348)
Change From Unit Transactions:
   - Contract purchases                               319,412        8,260         79,470         452,128        248,827
   - Contract withdrawals                            (225,823)      (1,779)       (20,620)        (87,938)       (76,603)
   - Contract transfers                               660,869        3,288        206,289         158,032        543,120
                                                  -----------      -------       --------       ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             754,458        9,769        265,139         522,222        715,344
                                                  -----------      -------       --------       ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (435,352)       5,825        232,242         386,513        540,996
                                                  -----------      -------       --------       ---------      ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 2,425,259      $13,025       $244,683       $ 581,772      $ 727,180
                                                  ===========      =======       ========       =========      =========

                                                                                            LINCOLN VIPT
                                                  LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT    WILSHIRE
                                                    WILSHIRE      WILSHIRE      WILSHIRE     MODERATELY
                                                   AGGRESSIVE   CONSERVATIVE    MODERATE     AGGRESSIVE
                                                     PROFILE       PROFILE       PROFILE       PROFILE
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                     $ 1,282,590    $  161,888   $10,300,685   $ 7,466,422
Changes From Operations:
   - Net investment income (loss)                      12,980        28,889       138,466       176,295
   - Net realized gain (loss) on investments           45,343        (1,479)      380,537       269,063
   - Net change in unrealized appreciation or
     depreciation on investments                      137,855        25,130       580,918       466,961
                                                  -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    196,178        52,540     1,099,921       912,319
Change From Unit Transactions:
   - Contract purchases                             1,092,143        70,263     4,351,843     5,858,887
   - Contract withdrawals                            (258,226)      (44,024)   (1,132,404)   (1,506,052)
   - Contract transfers                             1,273,419     1,748,036     2,804,766     6,382,434
                                                  -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,107,336     1,774,275     6,024,205    10,735,269
                                                  -----------    ----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,303,514     1,826,815     7,124,126    11,647,588
                                                  -----------    ----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     3,586,104     1,988,703    17,424,811    19,114,010
Changes From Operations:
   - Net investment income (loss)                       4,407        38,287       283,311       118,998
   - Net realized gain (loss) on investments           26,038      (201,951)      389,836        22,765
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,285,796)     (562,746)   (5,921,439)   (8,333,278)
                                                  -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,255,351)     (726,410)   (5,248,292)   (8,191,515)
Change From Unit Transactions:
   - Contract purchases                             1,774,784       563,679     4,105,763     5,492,263
   - Contract withdrawals                            (606,276)     (208,155)   (1,514,737)   (2,182,747)
   - Contract transfers                             1,370,310     1,051,192     1,995,689     4,376,545
                                                  -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,538,818     1,406,716     4,586,715     7,686,061
                                                  -----------    ----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               283,467       680,306      (661,577)     (505,454)
                                                  -----------    ----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 3,869,571    $2,669,009   $16,763,234   $18,608,556
                                                  ===========    ==========   ===========   ===========

                                                     M FUND         M FUND       M FUND
                                                     BRANDES       BUSINESS     FRONTIER       M FUND
                                                  INTERNATIONAL  OPPORTUNITY    CAPITAL     TURNER CORE
                                                     EQUITY         VALUE     APPRECIATION     GROWTH
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  -------------  -----------  ------------  -----------
NET ASSETS AT JANUARY 1, 2007                      $ 2,247,144    $  881,219   $ 795,824    $ 1,084,471
Changes From Operations:
   - Net investment income (loss)                       42,353         1,814      (5,237)        (2,295)
   - Net realized gain (loss) on investments           457,869       101,509     119,011        164,113
   - Net change in unrealized appreciation or
     depreciation on investments                      (337,550)      (54,430)    (21,030)       102,691
                                                   -----------    ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     162,672        48,893      92,744        264,509
Change From Unit Transactions:
   - Contract purchases                                436,341       193,339     140,917        128,310
   - Contract withdrawals                             (265,683)     (153,605)   (124,593)      (143,411)
   - Contract transfers                                236,523       186,672      26,001        184,086
                                                   -----------    ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              407,181       226,406      42,325        168,985
                                                   -----------    ----------   ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                569,853       275,299     135,069        433,494
                                                   -----------    ----------   ---------    -----------
NET ASSETS AT DECEMBER 31, 2007                      2,816,997     1,156,518     930,893      1,517,965
Changes From Operations:
   - Net investment income (loss)                       68,991        (6,588)     (4,758)        (8,968)
   - Net realized gain (loss) on investments            (3,896)        9,786       4,247         33,214
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,288,334)     (588,964)   (399,568)    (1,080,688)
                                                   -----------    ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,223,239)     (585,766)   (400,079)    (1,056,442)
Change From Unit Transactions:
   - Contract purchases                                530,127       430,342     160,868        425,866
   - Contract withdrawals                             (195,058)     (159,807)    (67,206)      (160,696)
   - Contract transfers                               (184,761)      347,901      (9,668)       654,402
                                                   -----------    ----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              150,308       618,436      83,994        919,572
                                                   -----------    ----------   ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,072,931)       32,670    (316,085)      (136,870)
                                                   -----------    ----------   ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 1,744,066    $1,189,188   $ 614,808    $ 1,381,095
                                                   ===========    ==========   =========    ===========

See accompanying notes.

                                                    MFS VIT                   MFS VIT                    NB AMT
                                                     CORE       MFS VIT        TOTAL       MFS VIT       MID-CAP
                                                    EQUITY       GROWTH       RETURN      UTILITIES      GROWTH
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  ----------  -----------  -----------  ------------  ------------
NET ASSETS AT JANUARY 1, 2007                      $ 902,388  $11,734,895  $28,589,897  $ 19,715,668  $ 19,406,657
Changes From Operations:
   - Net investment income (loss)                     (3,880)     (97,950)     519,508        34,170      (166,582)
   - Net realized gain (loss) on investments          61,130      137,894      989,260     2,759,073       995,220
   - Net change in unrealized appreciation or
     depreciation on investments                      28,913    2,251,957     (531,758)    2,856,478     3,367,908
                                                   ---------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    86,163    2,291,901      977,010     5,649,721     4,196,546
Change From Unit Transactions:
   - Contract purchases                               64,767    1,127,030    3,157,098     2,066,474     2,192,542
   - Contract withdrawals                           (175,188)  (1,463,505)  (2,426,597)   (2,015,524)   (1,865,498)
   - Contract transfers                               58,933     (388,339)      61,426     3,545,398      (749,744)
                                                   ---------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (51,488)    (724,814)     791,927     3,596,348      (422,700)
                                                   ---------  -----------  -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               34,675    1,567,087    1,768,937     9,246,069     3,773,846
                                                   ---------  -----------  -----------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2007                      937,063   13,301,982   30,358,834    28,961,737    23,180,503
Changes From Operations:
   - Net investment income (loss)                        530      (61,002)     639,687       185,382      (134,671)
   - Net realized gain (loss) on investments          29,459       46,027    1,314,709     4,263,871       475,776
   - Net change in unrealized appreciation or
     depreciation on investments                    (398,869)  (4,790,361)  (8,762,013)  (15,089,892)  (10,147,545)
                                                   ---------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (368,880)  (4,805,336)  (6,807,617)  (10,640,639)   (9,806,440)
Change From Unit Transactions:
   - Contract purchases                               63,144    1,020,144    2,782,854     2,476,468     1,817,399
   - Contract withdrawals                            (80,544)  (1,265,941)  (2,654,263)   (2,305,692)   (1,756,719)
   - Contract transfers                                 (739)    (487,007)  (1,516,854)   (1,492,665)     (915,673)
                                                   ---------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (18,139)    (732,804)  (1,388,263)   (1,321,889)     (854,993)
                                                   ---------  -----------  -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (387,019)  (5,538,140)  (8,195,880)  (11,962,528)  (10,661,433)
                                                   ---------  -----------  -----------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 550,044  $ 7,763,842  $22,162,954  $ 16,999,209  $ 12,519,070
                                                   =========  ===========  ===========  ============  ============

                                                                             PREMIER VIT   PREMIER VIT
                                                     NB AMT       NB AMT        OPCAP         OPCAP
                                                    PARTNERS     REGENCY    GLOBAL EQUITY    MANAGED
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  -----------  -----------  -------------  -----------
NET ASSETS AT JANUARY 1, 2007                     $ 2,723,511  $10,221,332    $ 592,015     $ 810,320
Changes From Operations:
   - Net investment income (loss)                      (3,965)     (28,379)         341         9,424
   - Net realized gain (loss) on investments          366,239      927,042      161,573        58,053
   - Net change in unrealized appreciation or
     depreciation on investments                     (143,022)    (694,928)    (126,475)      (50,148)
                                                  -----------  -----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    219,252      203,735       35,439        17,329
Change From Unit Transactions:
   - Contract purchases                               220,770      967,040       40,919        44,181
   - Contract withdrawals                            (209,457)    (892,242)     (79,581)     (113,841)
   - Contract transfers                              (128,775)  (1,955,375)     (74,234)      (66,913)
                                                  -----------  -----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (117,462)  (1,880,577)    (112,896)     (136,573)
                                                  -----------  -----------    ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               101,790   (1,676,842)     (77,457)     (119,244)
                                                  -----------  -----------    ---------     ---------
NET ASSETS AT DECEMBER 31, 2007                     2,825,301    8,544,490      514,558       691,076
Changes From Operations:
   - Net investment income (loss)                      (5,621)      30,845        7,200        12,207
   - Net realized gain (loss) on investments          330,814       81,594      (46,928)       20,772
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,864,678)  (3,723,791)      12,766      (220,686)
                                                  -----------  -----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,539,485)  (3,611,352)     (26,962)     (187,707)
Change From Unit Transactions:
   - Contract purchases                               225,713      768,979           73        41,505
   - Contract withdrawals                            (215,253)    (605,247)      (3,646)     (106,524)
   - Contract transfers                                94,083     (706,557)    (484,023)      (29,931)
                                                  -----------  -----------    ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             104,543     (542,825)    (487,596)      (94,950)
                                                  -----------  -----------    ---------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,434,942)  (4,154,177)    (514,558)     (282,657)
                                                  -----------  -----------    ---------     ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 1,390,359  $ 4,390,313    $      --     $ 408,419
                                                  ===========  ===========    =========     =========

                                                                             PUTNAM VT     PUTNAM VT
                                                                              GROWTH &      HEALTH
                                                                               INCOME      SCIENCES
                                                                              CLASS IB     CLASS IB
                                                                             SUBACCOUNT   SUBACCOUNT
                                                                            -----------   ----------
NET ASSETS AT JANUARY 1, 2007                                               $ 3,272,973   $2,167,284
Changes From Operations:
   - Net investment income (loss)                                                13,905          (20)
   - Net realized gain (loss) on investments                                    597,394       54,079
   - Net change in unrealized appreciation or depreciation on investments      (789,249)     (83,327)
                                                                            -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (177,950)     (29,268)
Change From Unit Transactions:
   - Contract purchases                                                         230,172      128,747
   - Contract withdrawals                                                      (116,470)    (212,523)
   - Contract transfers                                                        (783,820)      27,295
                                                                            -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         (670,118)     (56,481)
                                                                            -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (848,068)     (85,749)
                                                                            -----------   ----------
NET ASSETS AT DECEMBER 31, 2007                                               2,424,905    2,081,535
Changes From Operations:
   - Net investment income (loss)                                                27,720      (15,853)
   - Net realized gain (loss) on investments                                    296,322       22,594
   - Net change in unrealized appreciation or depreciation on investments    (1,299,123)    (400,910)
                                                                            -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (975,081)    (394,169)
Change From Unit Transactions:
   - Contract purchases                                                         230,818      136,924
   - Contract withdrawals                                                      (105,030)    (195,135)
   - Contract transfers                                                         (52,259)     350,756
                                                                            -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           73,529      292,545
                                                                            -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (901,552)    (101,624)
                                                                            -----------   ----------
NET ASSETS AT DECEMBER 31, 2008                                             $ 1,523,353   $1,979,911
                                                                            ===========   ==========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of sixteen variable universal life (VUL) products which are listed below.

VUL-I
Lincoln VUL(CV)
Lincoln VUL(CV) II and Lincoln VUL Flex
Lincoln VUL(CV)-III
Lincoln VUL(CV)-IV
Lincoln VUL(DB) and Lincoln VUL(DB) Elite
Lincoln VUL(DB)-II
Lincoln VUL(DB)-IV
VUL-Money Guard
Lincoln VUL(ONE)
Lincoln Momentum VUL(ONE)
Lincoln VUL(ONE) 2005
Lincoln Momentum VUL(ONE) 2005
VUL(ONE) 2007
Momentum VUL(ONE) 2007
Lincoln AssetEdge VUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred two mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation (Series I)
   AIM V.I. Core Equity Fund (Series I)
   AIM V.I. Diversified Income Fund (Series I)
   AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Portfolio (Class A)
   ABVPSF Growth and Income Portfolio (Class A)
   ABVPSF International Value Portfolio (Class A)
   ABVPSF Large Cap Growth Portfolio (Class A)
   ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Fund (Class 2)
   American Funds Global Small Capitalization Fund (Class 2)
   American Funds Growth Fund (Class 2)
   American Funds Growth-Income Fund (Class 2)
   American Funds International Fund (Class 2)

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Series (Standard Class)
   Delaware VIPT Diversified Income Series (Standard Class)
   Delaware VIPT Emerging Markets Series (Standard Class)
   Delaware VIPT High Yield Series (Standard Class)
   Delaware VIPT REIT Series (Standard Class)
   Delaware VIPT Small Cap Value Series (Standard Class)
   Delaware VIPT Trend Series (Standard Class)
   Delaware VIPT U.S. Growth Series (Standard Class)
   Delaware VIPT Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio
   Fidelity VIP Contrafund Portfolio (Service Class)
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Portfolio (Service Class)
   Fidelity VIP Growth Portfolio (Service Class)
   Fidelity VIP Growth Opportunities Portfolio (Service Class)
   Fidelity VIP High Income Portfolio (Service Class)
   Fidelity VIP Investment Grade Bond Portfolio
   Fidelity VIP Mid Cap Portfolio (Service Class)
   Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Fund (Class 1)
   FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1)
   FTVIPT Mutual Shares Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 2)
   FTVIPT Templeton Global Asset Allocation Fund (Class 1)
   FTVIPT Templeton Global Income Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Balanced Portfolio (Service Shares)
   Janus Aspen Series Global Technology Portfolio (Service Shares)

   Janus Aspen Series Mid Cap Growth Portfolio (Service Shares)
   Janus Aspen Series Worldwide Growth Portfolio
   Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities
   Lincoln VIPT Baron Growth Opportunities Service Class
   Lincoln VIPT Capital Growth
   Lincoln VIPT Cohen & Steers Global Real Estate
   Lincoln VIPT Columbia Value Opportunities
   Lincoln VIPT Delaware Bond
   Lincoln VIPT Delaware Growth and Income
   Lincoln VIPT Delaware Social Awareness
   Lincoln VIPT Delaware Special Opportunities
   Lincoln VIPT FI Equity-Income
   Lincoln VIPT Janus Capital Appreciation
   Lincoln VIPT Marsico International Growth
   Lincoln VIPT MFS Value
   Lincoln VIPT Mid-Cap Value
   Lincoln VIPT Mondrian International Value
   Lincoln VIPT Money Market
   Lincoln VIPT SSgA Bond Index
   Lincoln VIPT SSgA Developed International 150
   Lincoln VIPT SSgA Emerging Markets 100
   Lincoln VIPT SSgA International Index
   Lincoln VIPT SSgA Large Cap 100
   Lincoln VIPT SSgA S&P 500 Index
   Lincoln VIPT SSgA Small-Cap Index
   Lincoln VIPT SSgA Small-Mid Cap 200
   Lincoln VIPT T. Rowe Price Growth Stock
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
   Lincoln VIPT Templeton Growth
   Lincoln VIPT Turner Mid-Cap Growth
   Lincoln VIPT UBS Global Asset Allocation
   Lincoln VIPT Wilshire 2010 Profile
   Lincoln VIPT Wilshire 2020 Profile
   Lincoln VIPT Wilshire 2030 Profile
   Lincoln VIPT Wilshire 2040 Profile
   Lincoln VIPT Wilshire Aggressive Profile
   Lincoln VIPT Wilshire Conservative Profile
   Lincoln VIPT Wilshire Moderate Profile
   Lincoln VIPT Wilshire Moderately Aggressive Profile

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund
   M Fund Business Opportunity Value Fund
   M Fund Frontier Capital Appreciation Fund
   M Fund Turner Core Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series (Initial Class)
   MFS VIT Growth Series (Initial Class)
   MFS VIT Total Return Series (Initial Class)
   MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio (I Class)
   NB AMT Partners Portfolio (I Class)
   NB AMT Regency Portfolio (I Class)

Premier Variable Insurance Trust (Premier VIT):
   Premier VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Fund (Class IB)
   Putnam VT Health Sciences Fund (Class IB)

*    Denotes an affiliate of the Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The threetier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2007, the Lincoln VIPT Baron Growth Opportunities Fund, the Lincoln VIPT Capital Growth Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Delaware Special Opportunities Fund, the Lincoln VIPT Marsico International Growth Fund, the Lincoln VIPT MFS Value Fund, the Lincoln VIPT Mid-Cap Growth Fund, the Lincoln VIPT Mid-Cap Value Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT T. Rowe Price Growth Stock Fund, the Lincoln VIPT Templeton Growth Fund, the Lincoln VIPT Value Opportunities Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------   ---------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
MFS VIT Capital Opportunities Series              MFS VIT Core Equity Series

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Service Class Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Service Class Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Lincoln VIPT SSgA Bond Index Fund, the Lincoln VIPT SSgA Developed International 150 Fund, the Lincoln VIPT SSgA Emerging Markets 100 Fund, the Lincoln VIPT SSgA International Index Fund, the Lincoln VIPT SSgA Large Cap 100 Fund and the Lincoln VIPT SSgA Small-Mid Cap 200 Fund became available as investment options for Account Contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008 the Lincoln VIPT Value Opportunities Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund changed its name to the Lincoln VIPT SSgA SmallCap Index Fund, the Lincoln VIPT Mid-Cap Growth Fund changed its name to the Lincoln VIPT Turner MidCap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2008 the Premier VIT OPCAP Global Equity Portfolio ceased to be available as an investment option to Variable Account Contract owners.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the sixteen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II & Lincoln VUL Flex - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) & Lincoln VULDB Elite - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

-    MONEYGUARD VUL - annual rate of 1.00%.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln Momentum VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2008 and 2007 amounted to $9,897,103 and $10,922,160, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2008 and 2007 totaled $7,880,254 and $5,462,998, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2008 and 2007 amounted to $62,531,963 and $56,179,777, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were de-ducted for the years ended December 31, 2008 and 2007.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subac- counts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full sur- render charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2008 and 2007 were $4,255,674 and $3,021,909, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- ---------- ---------
AIM V.I. CAPITAL APPRECIATION
           2008               0.75%   1.00%   $ 4.45   $ 8.16   2,303,857  $ 12,045,256  -43.07%   -42.92%     0.00%
           2007               0.75%   1.00%     7.79    14.30   2,363,019    21,596,168   10.90%    11.18%     0.00%
           2006               0.75%   1.00%    12.33    12.33   2,498,659    20,544,773    5.45%     5.45%     0.08%
           2005               0.80%   0.80%    11.69    11.69     233,722     2,731,708    7.97%     7.97%     0.07%
           2004               0.80%   0.80%    10.83    10.83     252,859     2,737,256    5.78%     5.78%     0.00%
AIM V.I. CORE EQUITY
           2008               0.75%   0.90%     7.01     9.56   2,077,680    15,227,547  -30.77%   -30.66%     2.15%
           2007               0.75%   0.90%    10.12    13.79   2,276,561    24,067,210    7.15%     7.31%     1.10%
           2006     4/28/06   0.75%   0.90%     9.43    12.85   2,410,740    23,832,376    8.50%     8.61%     0.56%
AIM V.I. DIVERSIFIED INCOME
           2008               0.80%   0.80%    10.16    10.16      49,266       500,508  -16.40%   -16.40%     8.88%
           2007               0.80%   0.80%    12.15    12.15      58,213       707,449    0.91%     0.91%     7.24%
           2006               0.80%   0.80%    12.04    12.04      58,717       707,107    3.65%     3.65%     6.80%
           2005               0.80%   0.80%    11.62    11.62      53,025       616,093    2.08%     2.08%     6.04%
           2004               0.80%   0.80%    11.38    11.38      64,670       736,082    4.20%     4.20%     5.84%
AIM V.I. INTERNATIONAL GROWTH
           2008               0.75%   1.00%    10.24    13.84     503,827     5,673,697  -40.98%   -40.83%     0.54%
           2007               0.75%   1.00%    17.32    23.45     568,487    10,791,999   13.57%    13.86%     0.41%
           2006               0.75%   1.00%    15.24    20.65     585,021     9,766,594   26.95%    27.28%     1.08%
           2005               0.75%   1.00%    11.99    16.27     549,225     7,184,524   16.75%    17.05%     0.70%
           2004               0.75%   1.00%    10.26    13.93     553,222     6,159,699   22.77%    23.08%     0.69%
ABVPSF GLOBAL TECHNOLOGY CLASS A
           2008               0.10%   1.00%     5.89     7.81     178,720     1,317,841  -47.89%   -47.63%     0.00%
           2007               0.50%   1.00%    13.20    14.91     178,937     2,522,503   18.99%    19.60%     0.00%
           2006               0.50%   1.00%    11.08    12.47     143,191     1,680,232    7.54%     8.10%     0.00%
           2005               0.50%   1.00%    10.29    11.53     128,019     1,381,231    2.83%     3.35%     0.00%
           2004               0.50%   1.00%    10.00    11.11     113,830     1,191,160    4.39%     4.67%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
           2008               0.10%   1.00%     5.74     9.35   1,200,004    10,253,479  -41.20%   -40.90%     2.08%
           2007               0.50%   1.00%    13.05    15.90   1,164,357    16,979,484    4.07%     4.59%     1.45%
           2006               0.50%   1.00%    12.47    15.28   1,147,240    16,119,649   16.12%    16.70%     1.39%
           2005               0.50%   1.00%    11.27    13.16   1,021,702    12,437,386    3.81%     4.34%     1.43%
           2004               0.50%   1.00%    11.63    12.67     852,277    10,058,033   10.35%    10.63%     0.88%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
ABVPSF INTERNATIONAL VALUE CLASS A
           2008               0.10%   0.90%   $ 4.55   $ 5.86     647,410  $  3,684,627  -53.60%   -53.42%     1.11%
           2007               0.50%   0.90%    12.50    12.58     388,765     4,849,818    4.89%     5.31%     1.17%
           2006     5/24/06   0.50%   0.90%    11.92    11.95     133,275     1,590,746    9.55%    24.74%     0.01%
ABVPSF LARGE CAP GROWTH CLASS A
           2008               0.50%   0.90%     7.61     8.69     187,635     1,504,118  -40.20%   -39.96%     0.00%
           2007               0.50%   0.90%    12.73    14.48     191,705     2,566,421   12.90%    13.37%     0.00%
           2006               0.50%   0.90%    11.27    12.77     183,380     2,167,737   -1.34%    -0.94%     0.00%
           2005               0.50%   0.90%    11.42    12.76     207,677     2,451,924   14.11%    14.57%     0.00%
           2004               0.50%   0.90%    10.01    10.99     190,371     1,955,214    7.65%     7.81%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
           2008               0.10%   1.00%     5.66    14.02     864,468     8,724,818  -36.22%   -35.90%     0.73%
           2007               0.50%   1.00%    12.94    21.98     756,901    12,056,607    0.69%     1.20%     0.90%
           2006               0.50%   1.00%    12.79    21.82     625,164    10,122,246   13.28%    13.85%     0.42%
           2005               0.50%   1.00%    11.68    19.26     490,156     7,360,063    5.85%     6.38%     0.71%
           2004               0.50%   1.00%    13.97    18.20     395,464     5,991,252   18.12%    18.41%     0.17%
AMERICAN CENTURY VP INFLATION PROTECTION
           2008               0.10%   0.90%    10.55    11.77     722,975     8,175,893   -2.16%    -1.77%     5.01%
           2007               0.50%   0.90%    11.10    11.98     634,123     7,341,972    8.69%     9.12%     4.77%
           2006               0.50%   0.90%    10.17    10.98     525,134     5,605,032    0.97%     1.38%     3.51%
           2005               0.50%   0.90%    10.19    10.83     368,148     3,912,014    0.90%     1.30%     4.95%
           2004     5/11/04   0.50%   0.90%    10.07    10.69     142,887     1,525,342    0.16%     6.42%     2.31%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2008               0.10%   0.90%     6.40    11.04     957,738     9,683,013  -38.94%   -38.70%     2.00%
           2007               0.50%   0.90%    16.10    18.01     732,305    12,470,813   13.82%    14.28%     2.92%
           2006               0.50%   0.90%    14.09    15.76     460,526     6,959,057   19.35%    19.83%     0.86%
           2005               0.50%   0.90%    12.23    13.15     261,330     3,337,337   13.05%    13.51%     0.65%
           2004     5/18/04   0.50%   0.90%    10.78    11.59      60,634       701,402    2.66%    15.46%     0.08%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           2008               0.10%   1.00%     4.82    15.40   1,400,471    13,941,947  -53.98%   -53.75%     0.00%
           2007               0.50%   1.00%    18.17    33.46   1,433,504    31,838,940   20.20%    20.82%     2.94%
           2006               0.50%   1.00%    15.08    27.84   1,339,444    25,120,813   22.78%    23.43%     0.46%
           2005               0.50%   1.00%    12.25    22.67   1,172,972    18,068,003   24.10%    24.73%     0.97%
           2004               0.50%   1.00%     9.84    18.27   1,012,526    12,718,196   19.70%    19.98%     0.00%
AMERICAN FUNDS GROWTH CLASS 2
           2008               0.10%   1.00%     5.67    10.78   8,768,998    72,825,695  -44.53%   -44.25%     0.87%
           2007               0.50%   1.00%    11.94    19.44   7,941,147   119,671,399   11.23%    11.79%     0.80%
           2006               0.50%   1.00%    10.71    17.48   7,394,487    99,994,576    9.12%     9.67%     0.83%
           2005               0.50%   1.00%     9.79    16.02   6,865,411    84,660,023   15.04%    15.61%     0.74%
           2004               0.50%   1.00%     8.49    13.92   6,022,896    64,124,987   11.37%    11.66%     0.19%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2008               0.10%   1.00%     6.00    10.60   6,615,211    59,393,634  -38.47%   -38.16%     1.81%
           2007               0.50%   1.00%    13.08    17.21   6,190,959    91,102,111    4.00%     4.52%     1.56%
           2006               0.50%   1.00%    12.52    16.53   5,699,653    81,455,225   14.06%    14.63%     1.60%
           2005               0.50%   1.00%    11.20    14.48   5,432,375    68,532,346    4.78%     5.30%     1.41%
           2004               0.50%   1.00%    11.39    13.81   4,766,655    58,105,625    9.28%     9.55%     0.97%
AMERICAN FUNDS INTERNATIONAL CLASS 2
           2008               0.10%   1.00%     6.24    13.93   2,985,439    34,913,432  -42.70%   -42.41%     2.00%
           2007               0.50%   1.00%    17.50    24.31   2,749,494    57,707,080   18.83%    19.42%     1.61%
           2006               0.50%   1.00%    14.65    20.46   2,325,308    41,733,581   17.80%    18.38%     1.75%
           2005               0.50%   1.00%    13.16    17.37   1,959,489    30,470,221   20.30%    20.90%     1.72%
           2004               0.50%   1.00%    13.01    14.44   1,290,799    17,137,258   18.13%    18.43%     1.65%
DELAWARE VIPT CAPITAL RESERVES
           2008               0.10%   0.90%    10.14    10.83      96,251     1,027,888   -1.18%    -0.79%     4.69%
           2007               0.50%   0.90%    10.67    10.92      20,715       224,790    3.53%     3.97%     4.83%
           2006               0.50%   0.90%    10.46    10.50      11,544       120,701    3.78%     4.05%     4.52%
           2005     7/13/05   0.50%   0.75%    10.08    10.09       4,896        49,341    0.21%     0.44%     1.97%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
DELAWARE VIPT DIVERSIFIED INCOME
           2008               0.10%   0.90%   $ 9.81   $11.93   1,145,937  $ 12,962,662   -5.40%    -5.02%     3.82%
           2007               0.50%   0.90%    11.51    12.57   1,032,963    12,358,079    6.67%     7.10%     2.73%
           2006               0.50%   0.90%    10.75    11.73     679,400     7,668,721    6.95%     7.38%     1.42%
           2005               0.50%   0.90%    10.14    10.93     440,376     4,692,653   -1.34%    -0.94%     0.66%
           2004     5/26/04   0.50%   0.90%    10.25    11.03      79,095       871,216    0.62%     9.01%     0.00%
DELAWARE VIPT EMERGING MARKETS
           2008               0.10%   0.90%     5.82    24.09     832,658    13,022,044  -51.99%   -51.80%     1.68%
           2007               0.50%   0.90%    21.96    50.18     779,035    27,909,618   37.61%    38.16%     1.52%
           2006               0.50%   0.90%    15.89    36.46     659,640    17,993,752   26.00%    26.51%     1.35%
           2005               0.50%   0.90%    14.56    28.94     631,793    15,081,737   26.34%    26.85%     0.29%
DELAWARE VIPT HIGH YIELD
           2008               0.10%   1.00%     7.32    13.12     945,869    10,140,055  -24.93%   -24.55%     8.61%
           2007               0.50%   1.00%    12.03    17.47   1,007,976    14,413,210    1.77%     2.28%     6.42%
           2006               0.50%   1.00%    11.81    17.17     923,725    13,098,859   11.33%    11.89%     6.34%
           2005               0.50%   1.00%    10.60    15.42     771,649    10,057,594    2.55%     3.07%     6.37%
           2004               0.50%   1.00%    10.93    15.04     693,889     9,065,390   13.11%    13.39%     5.50%
DELAWARE VIPT REIT
           2008               0.50%   0.90%     7.90    20.06   1,239,075    15,119,282  -35.64%   -35.38%     2.33%
           2007               0.50%   0.90%    12.22    31.18   1,235,576    23,556,721  -14.71%   -14.37%     1.38%
           2006               0.50%   0.90%    14.27    36.55   1,186,561    28,721,416   31.44%    31.97%     1.81%
           2005               0.50%   0.90%    11.64    27.81   1,021,761    19,807,181    6.21%     6.64%     1.83%
           2004               0.50%   0.90%    16.15    26.18     963,937    19,156,672   30.20%    30.40%     2.06%
DELAWARE VIPT SMALL CAP VALUE
           2008               0.10%   1.00%     5.92    17.53   2,184,672    26,897,132  -30.58%   -30.23%     0.76%
           2007               0.50%   1.00%    12.32    25.23   2,175,595    39,581,909   -7.55%    -7.09%     0.50%
           2006               0.50%   1.00%    13.26    27.26   2,116,606    43,419,194   15.04%    15.61%     0.24%
           2005               0.50%   1.00%    12.08    23.67   1,958,046    36,186,924    8.33%     8.87%     0.36%
           2004               0.50%   1.00%    14.45    21.83   1,861,598    32,820,027   20.28%    20.57%     0.20%
DELAWARE VIPT TREND
           2008               0.50%   1.00%     5.37    11.19   1,392,405    11,988,101  -47.27%   -47.00%     0.00%
           2007               0.50%   1.00%    13.38    21.17   1,362,908    22,380,539    9.65%    10.20%     0.00%
           2006               0.50%   1.00%    12.19    19.27   1,490,436    22,253,238    6.52%     7.06%     0.00%
           2005               0.50%   1.00%    11.43    18.06   1,557,042    22,013,285    4.81%     5.33%     0.00%
           2004               0.50%   1.00%    11.63    17.19   1,636,004    22,221,023   11.49%    11.76%     0.00%
DELAWARE VIPT U.S. GROWTH
           2008               0.10%   0.90%     6.76     8.28      91,631       656,223  -43.17%   -42.94%     0.04%
           2007               0.50%   0.90%    11.85    14.51      74,970       945,719   11.55%    12.00%     0.00%
           2006               0.50%   0.90%    10.92    12.95      70,620       807,836    1.40%     1.80%     0.00%
           2005               0.50%   0.90%    10.75    12.43      74,695       836,244   13.62%    14.08%     0.54%
           2004               0.50%   0.90%     9.45     9.81      54,807       534,228    2.37%     2.53%     0.12%
DELAWARE VIPT VALUE
           2008               0.10%   0.90%     5.88    10.05   1,016,581     9,582,472  -34.02%   -33.76%     2.91%
           2007               0.50%   0.90%    12.74    15.21   1,049,683    15,121,333   -3.59%    -3.21%     1.52%
           2006               0.50%   0.90%    13.17    15.75     915,132    13,833,284   22.99%    23.48%     1.36%
           2005               0.50%   0.90%    11.39    12.79     617,122     7,687,908    5.08%     5.50%     1.47%
           2004               0.50%   0.90%    11.83    12.15     371,986     4,474,824   13.90%    14.07%     1.47%
DWS VIP EAFE EQUITY INDEX
           2005               0.00%   0.00%       --       --          --            --    0.00%     0.00%     2.51%
           2004               0.50%   0.90%     8.88    12.18     474,562     4,940,125   18.00%    18.18%     2.28%
DWS VIP EQUITY 500 INDEX
           2008               0.50%   0.90%     7.23     9.21   4,261,462    33,610,627  -37.72%   -37.47%     2.46%
           2007               0.50%   0.90%    11.60    14.76   4,784,358    60,636,247    4.35%     4.77%     1.50%
           2006               0.50%   0.90%    11.10    14.13   4,914,527    59,499,412   14.49%    14.95%     1.18%
           2005               0.50%   0.90%     9.68    12.32   5,441,256    57,222,262    3.74%     4.15%     1.53%
           2004               0.50%   0.90%     9.32    11.86   5,763,380    58,157,558    9.60%     9.77%     1.10%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
DWS VIP SMALL CAP INDEX
           2008               0.50%   0.90%   $ 8.52   $12.09     755,313  $  7,820,495  -34.71%   -34.45%     1.63%
           2007               0.50%   0.90%    13.03    18.52     862,949    13,621,697   -2.78%    -2.39%     0.86%
           2005               0.50%   0.90%    11.57    16.36     788,123    11,235,210    3.33%     3.74%     0.61%
           2004               0.50%   0.90%    13.39    15.83     772,863    10,954,179   16.70%    16.88%     0.42%
FIDELITY VIP ASSET MANAGER
           2008               0.80%   0.80%    10.48    10.48      65,992       691,287  -29.29%   -29.29%     2.67%
           2007               0.80%   0.80%    14.81    14.81      58,676       869,219   14.58%    14.58%     6.15%
           2006               0.80%   0.80%    12.93    12.93      57,892       748,450    6.46%     6.46%     2.62%
           2005               0.80%   0.80%    12.14    12.14      60,501       734,702    3.22%     3.22%     2.76%
           2004               0.80%   0.80%    11.77    11.77      72,589       854,036    4.63%     4.63%     2.68%
FIDELITY VIP CONTRAFUND SERVICE CLASS
           2008               0.10%   0.90%     6.17    10.98   3,600,354    35,691,033  -43.13%   -42.90%     0.93%
           2007               0.50%   0.90%    15.48    19.27   3,475,642    61,663,184   16.46%    16.92%     0.90%
           2006               0.50%   0.90%    13.24    16.53   3,133,407    48,418,152   10.59%    11.03%     1.15%
           2005               0.50%   0.90%    12.55    14.92   2,603,278    36,885,328   15.80%    16.26%     0.18%
           2004               0.50%   0.90%    12.11    12.87   2,014,251    24,995,490   14.31%    14.48%     0.23%
FIDELITY VIP EQUITY-INCOME
           2008               0.80%   0.80%     9.26     9.26     275,521     2,551,056  -43.11%   -43.11%     2.52%
           2007               0.80%   0.80%    16.28    16.28     296,277     4,822,137    0.72%     0.72%     1.76%
           2006               0.80%   0.80%    16.16    16.16     334,521     5,405,561   19.24%    19.24%     3.31%
           2005               0.80%   0.80%    13.55    13.55     402,396     5,453,343    5.02%     5.02%     1.61%
           2004               0.80%   0.80%    12.90    12.90     421,341     5,437,053   10.64%    10.64%     1.57%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
           2008               0.50%   1.00%     7.68     9.21     527,003     4,509,403  -43.28%   -42.99%     2.52%
           2007               0.50%   1.00%    13.52    16.24     511,636     7,701,467    0.42%     0.91%     1.72%
           2006               0.50%   1.00%    13.45    16.17     507,718     7,598,666   18.89%    19.48%     3.21%
           2005               0.50%   1.00%    11.30    13.60     490,143     6,161,370    4.71%     5.24%     1.39%
           2004               0.50%   1.00%    12.00    12.99     412,976     4,987,854   10.28%    10.55%     1.42%
FIDELITY VIP GROWTH SERVICE CLASS
           2008               0.10%   0.90%     4.70     7.96     898,103     5,363,097  -47.71%   -47.50%     0.72%
           2007               0.50%   0.90%     8.98    15.20     888,887     9,997,189   25.73%    26.24%     0.62%
           2006               0.50%   0.90%     7.14    12.07     865,736     7,531,657    5.78%     6.20%     0.27%
           2005               0.50%   0.90%     6.75    11.39     874,064     7,058,638    4.73%     5.15%     0.38%
           2004               0.50%   0.90%     6.45    10.86     860,538     6,473,006    2.34%     2.49%     0.16%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
           2008               0.75%   0.90%     4.58     6.03     424,860     1,987,120  -55.46%   -55.40%     0.37%
           2007               0.75%   0.90%    10.26    13.52     424,150     4,452,849   21.94%    22.12%     0.00%
           2006               0.75%   0.90%     8.40    11.07     450,665     3,878,868    4.36%     4.51%     0.70%
           2005               0.75%   0.90%     8.04    10.59     559,457     4,579,023    7.89%     8.05%     0.82%
           2004               0.75%   0.90%     7.44     9.80     583,852     4,435,752    6.10%     6.26%     0.47%
FIDELITY VIP HIGH INCOME SERVICE CLASS
           2008               0.75%   0.90%     8.35    10.67     127,982     1,105,974  -25.74%   -25.62%     8.67%
           2007               0.75%   0.90%    11.24    14.34     139,905     1,628,415    1.74%     1.89%     8.35%
           2006               0.75%   0.90%    11.05    14.08     140,532     1,610,780   10.18%    10.35%     7.39%
           2005               0.75%   0.90%    10.03    12.76     165,831     1,714,771    1.60%     1.76%    16.08%
           2004               0.75%   0.90%     9.87    12.54     273,178     2,754,143    8.49%     8.65%     8.34%
FIDELITY VIP INVESTMENT GRADE BOND
           2008               0.80%   0.80%    15.07    15.07     136,215     2,052,274   -4.02%    -4.02%     4.19%
           2007               0.80%   0.80%    15.70    15.70     161,347     2,532,753    3.52%     3.52%     4.08%
           2006               0.80%   0.80%    15.16    15.16     174,935     2,652,791    3.52%     3.52%     3.97%
           2005               0.80%   0.80%    14.65    14.65     178,343     2,612,574    1.38%     1.38%     3.68%
           2004               0.80%   0.80%    14.45    14.45     185,382     2,678,797    3.62%     3.62%     4.30%
FIDELITY VIP MID CAP SERVICE CLASS
           2008               0.10%   0.90%     6.24     9.46     658,058     5,815,696  -40.05%   -39.81%     0.38%
           2007               0.50%   0.90%    12.07    15.72     494,616     7,535,268   14.45%    15.10%     0.71%
           2006               0.50%   0.90%    13.57    13.66     251,713     3,368,823   11.58%    12.03%     0.15%
           2005      6/2/05   0.50%   0.90%    12.16    12.19      76,026       925,977   -0.84%    16.52%     0.00%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
FIDELITY VIP OVERSEAS SERVICE CLASS
           2008               0.10%   0.90%   $ 5.85   $11.77     383,331  $  3,987,824  -44.37%   -44.14%     2.65%
           2007               0.50%   0.90%    17.07    21.12     356,920     6,803,850   16.16%    16.62%     3.36%
           2006               0.50%   0.90%    14.64    18.15     290,728     4,819,727   16.89%    17.39%     0.68%
           2005               0.50%   0.90%    13.08    15.51     225,598     3,312,085   17.91%    18.38%     0.49%
           2004               0.50%   0.90%    12.26    13.13     147,382     1,861,724   12.47%    12.64%     0.89%
FTVIPT FRANKLIN INCOME SECURITIES
           2008               0.10%   0.90%     6.74     8.22     470,297     3,768,725  -30.04%   -29.76%     5.72%
           2007               0.50%   0.90%    11.63    11.70     313,897     3,611,935    3.08%     3.49%     3.37%
           2006     6/20/06   0.50%   0.90%    11.28    11.31      67,037       757,381    6.73%    12.84%     0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
           2008               0.10%   1.00%     5.69     9.30     737,632     6,106,588  -42.92%   -42.63%     0.00%
           2007               0.50%   1.00%    13.43    16.30     675,263     9,847,538   10.40%    10.95%     0.00%
           2006               0.50%   1.00%    12.16    14.76     542,178     7,244,545    7.87%     8.41%     0.00%
           2005               0.50%   1.00%    11.30    13.69     483,307     6,037,721    4.04%     4.56%     0.00%
           2004               0.50%   1.00%    11.70    13.15     368,961     4,494,761   10.59%    10.87%     0.00%
FTVIPT MUTUAL SHARES SECURITIES
           2008               0.10%   0.90%     5.94     7.36     369,941     2,643,660  -37.50%   -37.25%     3.50%
           2007               0.50%   0.90%    11.65    11.73     245,698     2,856,335    2.79%     3.21%     1.57%
           2006     6/16/06   0.50%   0.90%    11.34    11.37      65,437       742,684    5.30%    14.90%     0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES
           2008               0.80%   0.80%    10.82    10.82     219,383     2,373,109  -40.71%   -40.71%     2.65%
           2007               0.80%   0.80%    18.24    18.24     226,059     4,124,438   14.87%    14.87%     2.08%
           2006               0.80%   0.80%    15.88    15.88     252,347     4,008,202   20.73%    20.73%     1.37%
           2005               0.80%   0.80%    13.16    13.16     267,099     3,514,129    9.60%     9.60%     1.29%
           2004               0.80%   0.80%    12.00    12.00     296,333     3,557,383   17.93%    17.93%     1.17%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
           2008               0.75%   0.90%     9.88    10.40     434,158     4,430,820  -40.91%   -40.82%     2.37%
           2007               0.75%   0.90%    16.70    17.60     449,769     7,765,063   14.42%    14.59%     1.97%
           2006               0.75%   0.90%    14.58    15.38     483,284     7,282,249   20.36%    20.54%     1.21%
           2005               0.75%   0.90%    12.09    12.78     559,713     6,992,790    9.18%     9.35%     1.16%
           2004               0.75%   0.90%    11.06    11.70     580,633     6,633,509   17.47%    17.64%     1.06%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION
           2008               0.80%   0.80%    15.55    15.55      50,724       788,610  -25.57%   -25.57%    10.77%
           2007               0.80%   0.80%    20.89    20.89      41,692       870,816    9.44%     9.44%    16.99%
           2006               0.80%   0.80%    19.08    19.08      51,499       982,852   20.42%    20.42%     7.62%
           2005               0.80%   0.80%    15.85    15.85      60,248       954,825    3.03%     3.03%     4.01%
           2004               0.80%   0.80%    15.38    15.38      58,431       898,836   15.01%    15.01%     2.94%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES
           2008               0.10%   0.90%    11.08    13.13     430,268     5,492,483    5.51%     5.93%     3.76%
           2007               0.50%   0.90%    11.62    12.39     333,508     4,078,633   10.28%    10.72%     2.70%
           2006               0.50%   0.90%    11.12    11.19     129,179     1,441,916   12.13%    12.58%     2.92%
           2005      6/2/05   0.50%   0.90%     9.92     9.94      67,928       675,128   -0.48%     1.69%     0.36%
FTVIPT TEMPLETON GROWTH SECURITIES
           2008               0.50%   0.90%     7.93    11.69     625,020     5,763,916  -42.65%   -42.42%     2.08%
           2007               0.50%   0.90%    13.77    20.36     607,307     9,850,620    1.63%     2.04%     1.48%
           2006               0.50%   0.90%    13.49    20.01     599,467     9,693,624   21.11%    21.59%     1.43%
           2005               0.50%   0.90%    11.83    16.51     514,487     7,027,823    8.08%     8.51%     1.17%
           2004               0.50%   0.90%    11.99    15.26     446,802     5,700,642   15.21%    15.38%     1.25%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
           2008               0.75%   0.90%     9.08    11.51     185,308     2,050,155  -42.84%   -42.75%     1.80%
           2007               0.75%   0.90%    15.86    20.14     191,240     3,716,606    1.43%     1.58%     1.21%
           2006               0.75%   0.90%    15.61    19.86     260,667     4,987,443   20.72%    20.90%     1.32%
           2005               0.75%   0.90%    12.91    16.45     271,772     4,304,206    7.89%     8.05%     1.13%
           2004               0.75%   0.90%    11.95    15.25     264,563     3,879,934   14.99%    15.16%     1.21%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
JANUS ASPEN SERIES BALANCED
           2008               0.75%   0.90%   $11.82   $13.09     804,674  $ 10,317,188  -16.59%   -16.47%     2.66%
           2007               0.75%   0.90%    14.15    15.69     856,695    13,155,059    9.55%     9.71%     2.57%
           2006               0.75%   0.90%    12.90    14.33     893,064    12,509,778    9.73%     9.89%     2.10%
           2005               0.75%   0.90%    11.74    13.06   1,027,833    13,105,959    6.98%     7.14%     2.25%
           2004               0.75%   0.90%    10.95    12.20   1,151,972    13,708,028    7.55%     7.72%     2.23%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
           2008               0.50%   0.90%    11.16    12.28     453,794     5,521,434  -16.81%   -16.48%     2.42%
           2007               0.50%   0.90%    13.42    14.74     489,711     7,148,112    9.30%     9.74%     2.28%
           2006               0.50%   0.90%    12.28    13.47     509,243     6,793,161    9.43%     9.86%     1.89%
           2005               0.50%   0.90%    11.26    12.29     583,216     7,107,234    6.70%     7.12%     2.19%
           2004               0.50%   0.90%    11.35    11.50     512,787     5,868,923    7.32%     7.48%     2.37%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
           2008               0.75%   0.90%     2.81     5.16     343,187       995,979  -44.47%   -44.39%     0.09%
           2007               0.75%   0.90%     5.05     9.28     340,300     1,784,358   20.61%    20.79%     0.35%
           2006               0.75%   0.90%     4.19     7.68     340,533     1,481,348    6.86%     7.02%     0.00%
           2005               0.75%   0.90%     3.92     7.18     370,850     1,521,215   10.55%    10.72%     0.00%
           2004               0.75%   0.90%     3.55     6.48     412,417     1,524,164   -0.33%    -0.18%     0.00%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
           2008               0.50%   0.90%     9.33    11.38     338,101     3,540,603  -44.36%   -44.14%     0.06%
           2007               0.50%   0.90%    16.77    20.43     304,947     5,740,723   20.65%    21.13%     0.08%
           2006               0.50%   0.90%    13.90    16.91     228,123     3,516,757   12.29%    12.74%     0.00%
           2005               0.50%   0.90%    12.38    15.03     250,505     3,439,648   11.02%    11.47%     0.00%
           2004               0.50%   0.90%    11.62    13.52     200,566     2,488,825   19.40%    19.58%     0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
           2008               0.75%   0.90%     5.91     6.78   1,182,504     7,851,599  -45.16%   -45.08%     1.22%
           2007               0.75%   0.90%    10.76    12.34   1,200,110    14,510,684    8.65%     8.81%     0.75%
           2006               0.75%   0.90%     9.89    11.34   1,291,657    14,362,127   17.14%    17.32%     1.75%
           2005               0.75%   0.90%     8.43     9.67   1,418,366    13,440,012    4.92%     5.07%     1.37%
           2004               0.75%   0.90%     8.02     9.20   1,569,533    14,169,637    3.84%     4.00%     1.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
           2008               0.75%   0.90%     7.26     7.49     237,315     1,751,153  -45.30%   -45.22%     1.02%
           2007               0.75%   0.90%    13.28    13.67     248,332     3,350,267    8.38%     8.55%     0.56%
           2006               0.75%   0.90%    12.25    12.60     275,922     3,431,008   16.88%    17.06%     1.64%
           2005               0.75%   0.90%    10.48    10.76     287,389     3,054,651    4.62%     4.78%     1.16%
           2004               0.75%   0.90%    10.02    10.27     334,656     3,398,641    3.59%     3.75%     0.93%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES
           2008               0.50%   0.90%     6.30     8.27      36,809       262,145  -39.53%   -39.29%     0.00%
           2007      6/7/07   0.50%   0.90%    10.41    13.63      14,413       174,584   -3.31%    -2.19%     0.00%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2008               0.10%   0.90%     5.87    13.51     443,575     4,434,309  -39.68%   -39.44%     0.00%
           2007               0.50%   0.90%    10.93    22.40     369,942     6,523,714    2.49%     2.90%     0.00%
           2006               0.50%   0.90%    17.10    21.85     315,556     6,189,319   14.49%    14.66%     0.00%
           2005               0.75%   0.90%    14.91    19.09     330,460     5,780,762    2.44%     2.59%     0.00%
           2004               0.75%   0.90%    14.54    18.63     332,877     5,640,416   24.51%    24.70%     0.00%
LINCOLN VIPT CAPITAL GROWTH
           2008               0.10%   0.75%     6.26     6.27      24,297       151,365  -41.93%   -41.88%     1.22%
           2007     9/11/07   0.50%   0.60%    10.78    10.79         284         3,063    1.62%     7.52%     0.13%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
           2008               0.10%   0.90%     4.75     4.78     295,492     1,412,407  -42.56%   -42.32%     1.38%
           2007     6/13/07   0.50%   0.90%     8.27     8.29     226,750     1,877,621  -13.91%    -7.26%     0.60%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES
           2008               0.10%   0.90%     6.19     6.20      20,223       124,965  -34.36%   -34.29%     1.10%
           2007     9/20/07   0.50%   0.60%     9.43     9.44       1,244        11,735   -6.60%    -1.99%     0.16%
LINCOLN VIPT CORE
           2006               0.50%   0.90%    11.84    11.92      14,085       167,585   12.92%    13.38%     0.98%
           2005      9/7/05   0.50%   0.90%    10.49    10.51       1,772        18,624    1.39%     3.56%     0.35%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
LINCOLN VIPT DELAWARE BOND
           2008               0.10%   1.00%   $ 9.97   $15.42   3,695,376  $ 48,208,373   -3.89%    -3.41%     4.60%
           2007               0.50%   1.00%    11.04    16.01   4,094,308    55,685,397    4.40%     4.92%     5.12%
           2006               0.50%   1.00%    10.52    15.30   3,729,565    49,024,509    3.67%     4.19%     4.61%
           2005               0.50%   1.00%    10.20    14.72   3,239,974    41,896,349    1.62%     2.13%     4.28%
           2004               0.50%   1.00%    11.79    14.45   2,769,349    36,532,839    4.25%     4.52%     4.12%
LINCOLN VIPT DELAWARE GROWTH AND INCOME
           2008               0.10%   0.90%     6.18     8.13     190,583     1,511,079  -36.35%   -36.09%     1.57%
           2007               0.50%   0.90%    12.59    12.73      88,104     1,105,938    5.17%     5.59%     1.26%
           2006               0.50%   0.90%    12.03    12.05      53,981       648,125   11.69%    11.80%     1.55%
           2005     7/22/05   0.50%   0.60%    10.77    10.78       1,083        11,675    1.14%     4.83%     2.07%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
           2008               0.50%   0.90%     6.16    10.13     268,966     2,438,386  -35.00%   -34.74%     0.95%
           2007               0.50%   0.90%    12.91    15.57     265,618     3,717,236    2.04%     2.45%     0.87%
           2006               0.50%   0.90%    12.60    15.23     263,463     3,602,334   11.30%    11.75%     0.92%
           2005               0.50%   0.90%    11.49    13.66     247,210     3,020,847   11.02%    11.47%     0.90%
           2004               0.50%   0.90%    10.33    12.29     211,560     2,299,740   11.69%    11.86%     1.02%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
           2008               0.10%   0.90%     5.77     5.81      75,694       438,975  -37.20%   -36.95%     2.52%
           2007      7/6/07   0.50%   0.90%     9.20     9.22      10,976       101,067   -8.87%     1.05%     1.55%
LINCOLN VIPT FI EQUITY-INCOME
           2008               0.10%   0.90%     5.73     9.81     506,068     4,380,051  -38.87%   -38.63%     1.77%
           2007               0.50%   0.90%    12.34    16.05     428,276     6,085,883    3.42%     3.83%     1.22%
           2006               0.50%   0.90%    11.93    15.52     423,391     5,842,308   10.25%    10.71%     1.31%
           2005               0.50%   0.90%    11.75    14.07     412,915     5,198,551    3.56%     3.71%     1.18%
           2004               0.75%   0.90%    11.32    13.59     415,672     5,087,500    8.78%     8.95%     1.11%
LINCOLN VIPT GROWTH
           2006               0.50%   0.90%    12.00    12.02       5,574        66,933    5.54%     5.65%     0.00%
           2005     7/13/05   0.50%   0.60%    11.37    11.38       1,875        21,340   -0.76%     7.49%     0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES
           2006               0.50%   0.90%    13.43    13.45       5,894        79,115    9.51%     9.62%     0.00%
           2005     7/25/05   0.50%   0.60%    12.26    12.27         489         6,003    3.01%     5.88%     0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
           2008               0.50%   0.90%     6.15     8.74     659,165     4,315,071  -41.35%   -41.11%     0.71%
           2007               0.50%   0.90%    10.49    14.84     638,505     7,053,937   19.34%    19.82%     0.28%
           2006               0.50%   0.90%     8.79    12.42     637,508     5,806,622    8.68%     9.13%     0.19%
           2005               0.50%   0.90%     8.09    11.41     681,042     5,669,248    3.27%     3.68%     0.21%
           2004               0.50%   0.90%     7.83    11.03   1,008,127     8,028,411    4.34%     4.50%     0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
           2008               0.10%   0.90%     5.67     5.71     154,998       881,866  -49.40%   -49.20%     1.67%
           2007     6/29/07   0.50%   0.90%    11.21    11.24      72,245       811,138   -0.35%    15.97%     1.57%
LINCOLN VIPT MFS VALUE
           2008               0.10%   0.90%     6.55     6.60     186,690     1,229,617  -32.90%   -32.63%     2.29%
           2007      8/7/07   0.50%   0.90%     9.77     9.79      18,277       178,775   -2.54%     3.19%     1.52%
LINCOLN VIPT MID-CAP VALUE
           2008               0.10%   0.90%     5.11     5.14     103,116       529,432  -41.24%   -41.00%     0.43%
           2007     6/20/07   0.50%   0.90%     8.69     8.71      74,959       652,549  -15.27%    -7.42%     0.26%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
           2008               0.10%   0.90%     6.36    15.29   1,019,835    13,039,760  -37.22%   -36.97%     4.42%
           2007               0.50%   0.90%    16.38    24.32   1,112,617    23,340,869   10.49%    10.93%     2.07%
           2006               0.50%   0.90%    14.77    21.97   1,011,598    19,411,607   28.84%    29.36%     3.19%
           2005               0.50%   0.90%    12.23    17.03     758,771    11,453,277   11.54%    11.98%     2.62%
           2004               0.50%   0.90%    13.72    15.25     285,082     3,990,440   19.85%    20.03%     1.31%
LINCOLN VIPT MONEY MARKET
           2008               0.10%   0.90%    10.44    12.98   5,974,770    68,869,629    1.43%     1.83%     2.26%
           2007               0.50%   0.90%    10.99    12.79   4,117,683    47,169,045    4.03%     4.44%     4.85%
           2006               0.50%   0.90%    10.56    12.28   3,687,559    41,074,646    3.74%     4.16%     4.60%
           2005               0.50%   0.90%    10.18    11.82   3,272,520    35,376,424    1.87%     2.28%     2.77%
           2004               0.50%   0.90%    10.00    11.60   3,162,521    33,594,587   -0.02%     0.13%     0.86%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
LINCOLN VIPT SSGA BOND INDEX
           2008      7/8/08   0.10%   0.90%   $10.28   $10.33      31,543  $    325,092   -0.05%     5.19%     1.07%
LINCOLN VIPT SSGA DEVELOPED INTERNATIONAL 150
           2008      8/6/08   0.10%   0.60%     5.51     5.53       3,225        17,772  -33.53%     9.84%     3.21%
LINCOLN VIPT SSGA EMERGING MARKETS 100
           2008     7/17/08   0.10%   0.90%     6.19     6.22      13,098        81,262  -38.85%     8.87%     1.27%
LINCOLN VIPT SSGA INTERNATIONAL INDEX
           2008     6/12/08   0.10%   0.90%     5.79     5.82      10,531        61,056  -36.71%    14.39%     1.68%
LINCOLN VIPT SSGA LARGE CAP 100
           2008     6/26/08   0.10%   0.60%     6.28     6.30       2,965        18,632  -29.91%     7.07%     0.68%
LINCOLN VIPT SSGA S&P 500 INDEX
           2008               0.10%   0.90%     6.05     7.47     778,846     5,542,602  -37.76%   -37.51%     7.14%
           2007     4/27/07   0.50%   0.90%     9.69    11.95     120,389     1,397,673   -3.60%    -0.29%     2.05%
LINCOLN VIPT SSGA SMALL-CAP INDEX
           2008               0.10%   0.90%     6.02     6.06     182,279     1,104,658  -34.57%   -34.30%     2.30%
           2007     6/26/07   0.50%   0.90%     9.20     9.22      31,559       290,854   -8.71%     1.65%     0.98%
LINCOLN VIPT SSGA SMALL-MID CAP 200
           2008   8/18/2008   0.10%   0.60%     6.63     6.65      15,366       101,903  -31.92%    10.21%     1.30%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
           2008               0.10%   0.90%     5.75     5.79      97,116       561,686  -42.37%   -42.14%     0.50%
           2007      7/2/07   0.50%   0.90%     9.98    10.01      22,895       228,895   -5.41%     5.17%     0.33%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
           2008               0.50%   0.90%     5.77     8.87     126,954     1,040,570  -43.29%   -43.06%     0.00%
           2007               0.50%   0.90%    14.15    15.63     107,858     1,593,196   12.57%    13.02%     0.00%
           2006               0.50%   0.90%    12.52    13.86      39,575       527,916    8.30%     8.74%     0.00%
           2005               0.50%   0.90%    12.18    12.78      32,958       410,348    8.83%     9.26%     0.00%
           2004               0.50%   0.90%    11.19    11.72      26,784       305,886   12.65%    12.82%     0.00%
LINCOLN VIPT TEMPLETON GROWTH
           2008               0.10%   0.90%     6.07     6.11      57,578       351,754  -38.32%   -38.07%     3.85%
           2007      7/6/07   0.50%   0.90%     9.85     9.87       7,824        77,214   -4.15%     7.45%     2.24%
LINCOLN VIPT TURNER MID-CAP GROWTH
           2008               0.10%   0.90%     5.53     5.57      45,170       250,983  -49.76%   -49.55%     0.00%
           2007     7/16/07   0.50%   0.90%    11.01    11.04      13,954       153,986   -2.02%     5.89%     0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
           2008               0.10%   0.90%     6.65    10.18     263,590     2,425,259  -33.82%   -33.55%     7.27%
           2007               0.50%   0.90%    13.10    15.35     204,110     2,860,612    5.42%     5.84%     1.74%
           2006               0.50%   0.90%    12.37    14.54     159,723     2,165,884   13.48%    13.94%     1.41%
           2005               0.50%   0.90%    11.58    12.80     130,730     1,576,476    5.85%     6.27%     1.28%
           2004               0.50%   0.90%    10.93    12.07     117,555     1,329,816   12.52%    12.69%     1.76%
LINCOLN VIPT WILSHIRE 2010 PROFILE
           2008               0.50%   0.75%     7.97     7.97       1,637        13,025  -24.29%   -24.29%     2.16%
           2007     9/14/07   0.50%   0.50%    10.53    10.53         684         7,200    3.68%     3.68%     0.46%
LINCOLN VIPT WILSHIRE 2020 PROFILE
           2008               0.50%   0.90%     7.53     7.54      32,502       244,683  -27.33%   -27.26%     3.11%
           2007     10/5/07   0.50%   0.60%    10.36    10.37       1,201        12,441   -0.34%     0.22%     0.38%
LINCOLN VIPT WILSHIRE 2030 PROFILE
           2008               0.50%   0.90%     7.17     7.22      80,748       581,772  -31.40%   -31.12%     1.46%
           2007     7/20/07   0.50%   0.90%    10.45    10.48      18,646       195,259   -0.03%     4.84%     0.52%
LINCOLN VIPT WILSHIRE 2040 PROFILE
           2008               0.10%   0.90%     6.56     6.61     110,289       727,180  -36.12%   -35.87%     0.93%
           2007     8/17/07   0.50%   0.90%    10.28    10.30      18,079       186,184   -3.41%     7.38%     0.91%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
           2008               0.10%   0.90%     6.04     8.60     488,017     3,869,571  -40.99%   -40.76%     0.69%
           2007               0.50%   0.90%    14.37    14.52     248,522     3,586,103   10.02%    10.46%     1.13%
           2006               0.50%   0.90%    13.06    13.15      97,709     1,282,590   15.50%    15.96%     1.06%
           2005     6/15/05   0.50%   0.90%    11.31    11.34      13,081       148,138    3.23%     8.67%     0.00%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
           2008               0.10%   0.90%   $ 9.85   $10.00     277,103  $  2,669,009  -19.17%   -18.85%     1.74%
           2007               0.50%   0.90%    12.19    12.32     161,649     1,988,702    6.81%     7.24%     3.49%
           2006               0.50%   0.90%    11.41    11.47      14,124       161,888    8.36%     8.69%     1.75%
           2005    10/14/05   0.60%   0.90%    10.53    10.55       3,833        40,388    1.87%     2.75%     0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
           2008               0.10%   0.90%     7.48     9.59   1,834,416    16,763,234  -27.27%   -26.98%     2.31%
           2007               0.50%   0.90%    12.99    13.13   1,331,965    17,424,811    8.29%     8.72%     1.58%
           2006               0.50%   0.90%    12.00    12.08     853,856    10,300,685   11.03%    11.48%     1.22%
           2005      7/8/05   0.50%   0.90%    10.81    10.83     462,412     5,008,456    1.28%     4.30%     0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
           2008               0.10%   0.90%     6.74     9.08   2,131,706    18,608,556  -34.02%   -33.75%     1.19%
           2007               0.50%   0.90%    13.57    13.71   1,408,883    19,114,011    8.83%     9.26%     1.97%
           2006               0.50%   0.90%    12.47    12.55     595,647     7,466,422   13.12%    13.57%     1.43%
           2005     6/17/05   0.50%   0.90%    11.02    11.05     190,526     2,104,287    1.92%     5.70%     0.00%
M FUND BRANDES INTERNATIONAL EQUITY
           2008               0.50%   0.90%     9.43    15.65     165,195     1,744,066  -40.38%   -40.14%     3.44%
           2007               0.50%   0.90%    15.75    26.21     155,389     2,816,997    7.04%     7.47%     2.21%
           2006               0.50%   0.90%    14.65    24.45     129,365     2,247,144   25.65%    26.15%     1.55%
           2005               0.50%   0.90%    12.70    19.43     107,617     1,508,085    9.56%    10.00%     2.47%
           2004               0.50%   0.90%    17.66    17.71      22,323       390,111   22.88%    23.07%     1.69%
M FUND BUSINESS OPPORTUNITY VALUE
           2008               0.50%   0.90%     8.62    12.42     128,277     1,189,188  -35.07%   -34.81%     0.05%
           2007               0.50%   0.90%    13.22    19.10      79,888     1,156,517    4.50%     4.91%     0.70%
           2006               0.50%   0.90%    12.60    18.25      62,077       881,219   12.87%    13.32%     0.62%
           2005               0.50%   0.90%    12.43    16.14      42,021       540,753    6.84%     7.27%     1.15%
           2004               0.50%   0.90%    15.05    15.05         819        10,760   21.50%    21.50%     2.62%
M FUND FRONTIER CAPITAL APPRECIATION
           2008               0.50%   0.90%     9.16    12.87      62,565       614,808  -42.55%   -42.32%     0.00%
           2007               0.50%   0.90%    15.88    22.36      53,180       930,894   10.91%    11.36%     0.00%
           2006               0.50%   0.90%    14.26    20.13      48,022       795,824   15.30%    15.77%     0.00%
           2005               0.50%   0.90%    12.99    17.44      21,666       347,327   14.10%    14.55%     0.00%
           2004               0.50%   0.90%    15.22    15.26      14,433       217,149    8.35%     8.51%     0.00%
M FUND TURNER CORE GROWTH
           2008               0.50%   0.90%     7.88    10.32     161,889     1,381,095  -49.43%   -49.23%     0.02%
           2007               0.50%   0.90%    15.52    20.38      88,839     1,517,965   21.33%    21.82%     0.41%
           2006               0.50%   0.90%    12.74    16.77      75,855     1,084,471    7.55%     7.98%     0.65%
           2005               0.50%   0.90%    12.86    15.57      68,594       910,852   12.91%    13.35%     0.73%
           2004               0.50%   0.90%    13.74    13.77      17,186       235,873   10.19%    10.36%     0.45%
MFS VIT CORE EQUITY
           2008               0.50%   0.90%     7.93     8.82      66,579       550,044  -39.70%   -39.46%     0.83%
           2007               0.50%   0.90%    13.15    14.56      68,662       937,061   10.15%    10.60%     0.33%
           2006               0.50%   0.90%    11.94    13.17      72,642       902,388   12.78%    13.23%     0.44%
           2005               0.50%   0.90%    10.59    11.63      68,045       748,013    0.77%     1.18%     0.75%
           2004               0.50%   0.90%    10.51    11.33      65,843       714,584   11.46%    11.62%     0.37%
MFS VIT GROWTH
           2008               0.10%   0.90%     6.89    10.08   1,036,664     7,763,842  -37.98%   -37.73%     0.23%
           2007               0.50%   0.90%    11.10    16.23   1,102,410    13,301,980   20.09%    20.57%     0.00%
           2006               0.50%   0.90%     9.23    13.49   1,167,363    11,734,895    6.92%     7.36%     0.00%
           2005               0.50%   0.90%     8.62    12.60   1,318,447    12,351,770    8.21%     8.64%     0.00%
           2004               0.50%   0.90%     7.95    11.63   1,450,598    12,532,454   11.95%    12.12%     0.00%
MFS VIT TOTAL RETURN
           2008               0.10%   1.00%     7.53    13.18   1,989,435    22,162,954  -22.91%   -22.52%     3.13%
           2007               0.50%   1.00%    12.04    17.06   2,088,500    30,358,835    3.18%     3.70%     2.49%
           2006               0.50%   1.00%    11.61    16.50   2,007,091    28,589,897   10.78%    11.34%     2.32%
           2005               0.50%   1.00%    10.72    14.87   1,987,322    25,878,371    1.80%     2.31%     1.95%
           2004               0.50%   1.00%    11.85    14.58   1,721,804    22,546,236   10.22%    10.49%     1.61%

                             MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
---------- ---- ------------ ------- ------- -------- -------- ----------- ------------ --------- --------- ----------
MFS VIT UTILITIES
           2008               0.10%   0.90%   $ 6.57   $18.79   1,185,852  $ 16,999,209  -38.23%   -37.98%     1.53%
           2007               0.50%   0.90%    19.48    30.38   1,206,846    28,961,737   26.75%    27.26%     0.90%
           2006               0.50%   0.90%    15.31    23.93   1,035,763    19,715,668   30.08%    30.60%     2.00%
           2005               0.50%   0.90%    11.97    18.37   1,128,642    16,432,850   15.79%    16.26%     0.59%
           2004               0.50%   0.90%    10.32    15.84     834,236    10,778,886   29.04%    29.23%     1.43%
NB AMT MID-CAP GROWTH
           2008               0.50%   1.00%     7.90    10.68   1,346,375    12,519,070  -43.94%   -43.65%     0.00%
           2007               0.50%   1.00%    14.06    19.05   1,402,411    23,180,504   21.30%    21.93%     0.00%
           2006               0.50%   1.00%    11.56    15.71   1,432,631    19,406,657   13.57%    14.12%     0.00%
           2005               0.50%   1.00%    10.15    13.83   1,376,586    16,353,094   12.61%    13.17%     0.00%
           2004               0.50%   1.00%     8.99    12.28   1,307,449    13,727,168   15.15%    15.44%     0.00%
NB AMT PARTNERS
           2008               0.75%   0.90%     7.32     8.64     179,902     1,390,359  -52.82%   -52.75%     0.55%
           2007               0.75%   0.90%    15.48    18.31     174,180     2,825,301    8.36%     8.52%     0.64%
           2006               0.75%   0.90%    14.27    16.90     182,280     2,723,511   11.24%    11.40%     0.70%
           2005               0.75%   0.90%    12.81    15.19     192,816     2,580,726   16.99%    17.16%     1.08%
           2004               0.75%   0.90%    10.93    12.99     134,332     1,544,444   17.91%    18.09%     0.01%
NB AMT REGENCY
           2008               0.50%   0.90%     7.06    10.31     487,229     4,390,313  -46.31%   -46.09%     1.21%
           2007               0.50%   0.90%    13.10    19.18     504,908     8,544,489    2.38%     2.79%     0.45%
           2006               0.50%   0.90%    12.75    18.71     609,553    10,221,332   10.17%    10.61%     0.42%
           2005               0.50%   0.90%    12.42    16.95     538,226     8,365,230   11.00%    11.44%     0.09%
           2004               0.50%   0.90%    13.95    15.25     405,892     5,797,497   21.26%    21.45%     0.02%
PREMIER VIT OPCAP GLOBAL EQUITY
           2008               0.00%   0.00%       --       --          --            --    0.00%     0.00%     1.54%
           2007               0.80%   0.80%    17.76    17.76      28,967       514,557    6.55%     6.55%     0.86%
           2006               0.80%   0.80%    16.67    16.67      35,510       592,015   20.10%    20.10%     0.86%
           2005               0.80%   0.80%    13.88    13.88      52,340       726,576    6.18%     6.18%     0.34%
           2004               0.80%   0.80%    13.07    13.07      57,126       746,862   11.64%    11.64%     0.52%
PREMIER VIT OPCAP MANAGED
           2008               0.80%   0.80%     9.26     9.26      44,097       408,419  -30.32%   -30.32%     3.07%
           2007               0.80%   0.80%    13.29    13.29      51,991       691,077    2.23%     2.23%     2.10%
           2006               0.80%   0.80%    13.00    13.00      62,324       810,320    8.78%     8.78%     1.71%
           2005               0.80%   0.80%    11.95    11.95      66,037       789,317    4.44%     4.44%     1.17%
           2004               0.80%   0.80%    11.44    11.44      72,567       830,474    9.88%     9.88%     1.39%
PUTNAM VT GROWTH & INCOME CLASS IB
           2008               0.75%   0.90%     7.70     8.02     194,104     1,523,353  -39.25%   -39.16%     2.14%
           2007               0.75%   0.90%    12.68    13.19     188,022     2,424,905   -6.88%    -6.74%     1.30%
           2006               0.75%   0.90%    13.62    14.14     237,088     3,272,973   14.87%    15.04%     1.51%
           2005               0.75%   0.90%    11.86    12.29     227,366     2,728,631    4.29%     4.44%     1.54%
           2004               0.75%   0.90%    11.37    11.77     213,202     2,448,475   10.12%    10.28%     1.53%
PUTNAM VT HEALTH SCIENCES CLASS IB
           2008               0.75%   0.90%     9.17    10.25     204,538     1,979,911  -17.82%   -17.69%     0.00%
           2007               0.75%   0.90%    11.15    12.45     177,160     2,081,535   -1.49%    -1.34%     0.79%
           2006               0.75%   0.90%    11.32    12.62     181,608     2,167,284    1.87%     2.02%     0.32%
           2005               0.75%   0.90%    11.12    12.37     195,975     2,290,195   12.18%    12.35%     0.05%
           2004               0.75%   0.90%     9.91    11.01     119,267     1,233,697    6.16%     6.32%     0.16%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total re- turns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                         AGGREGATE     AGGREGATE
                                                          COST OF       PROCEEDS
                                                         PURCHASES     FROM SALES
                                                        -----------   ------------
AIM V.I. Capital Appreciation                           $ 1,493,938   $ 2,051,221
AIM V.I. Core Equity                                      1,295,155     2,752,083
AIM V.I. Diversified Income                                  96,254       152,641
AIM V.I. International Growth                             1,184,953     2,135,160
ABVPSF Global Technology Class A                            556,708       622,235
ABVPSF Growth and Income Class A                          4,747,320     2,001,802
ABVPSF International Value Class A                        3,342,159     1,078,803
ABVPSF Large Cap Growth Class A                             754,816       845,026
ABVPSF Small/Mid Cap Value Class A                        4,528,040     2,062,441
American Century VP Inflation Protection                  5,564,069     4,056,753
American Funds Global Growth Class 2                      5,857,700     1,746,409
American Funds Global Small Capitalization Class 2        8,506,306     7,030,827
American Funds Growth Class 2                            30,876,163    11,188,245
American Funds Growth-Income Class 2                     20,670,020    10,085,115
American Funds International Class 2                     17,337,448     7,523,886
Delaware VIPT Capital Reserves                            1,252,167       410,241
Delaware VIPT Diversified Income                          6,451,517     4,262,948
Delaware VIPT Emerging Markets                            9,617,885     6,957,224
Delaware VIPT High Yield                                  3,638,029     3,448,340
Delaware VIPT REIT                                       14,179,466     5,521,267
Delaware VIPT Small Cap Value                             9,287,341     8,020,776
Delaware VIPT Trend                                       6,063,118     2,624,520
Delaware VIPT U.S. Growth                                   458,537       279,452
Delaware VIPT Value                                       4,068,990     3,206,987
DWS VIP Equity 500 Index                                  6,681,881    11,711,934
DWS VIP Small Cap Index                                   2,452,411     2,505,506
Fidelity VIP Asset Manager                                  397,786       171,465
Fidelity VIP Contrafund Service Class                    10,180,872     7,997,499
Fidelity VIP Equity-Income                                  409,994       626,132
Fidelity VIP Equity-Income Service Class                  1,068,405       772,162
Fidelity VIP Growth Service Class                         2,739,174     2,451,260
Fidelity VIP Growth Opportunities Service Class             376,315       465,198
Fidelity VIP High Income Service Class                      242,047       266,256
Fidelity VIP Investment Grade Bond                          322,399       636,687
Fidelity VIP Mid Cap Service Class                        3,897,785     1,110,203
Fidelity VIP Overseas Service Class                       2,272,402     1,180,715
FTVIPT Franklin Income Securities                         2,729,228       823,757
FTVIPT Franklin Small-Mid Cap Growth Securities           2,813,952     1,220,052
FTVIPT Mutual Shares Securities                           1,754,572       429,695
FTVIPT Templeton Foreign Securities                         801,802       489,658

                                                         AGGREGATE     AGGREGATE
                                                          COST OF       PROCEEDS
                                                         PURCHASES     FROM SALES
                                                        -----------   ------------
FTVIPT Templeton Foreign Securities Class 2             $ 1,295,413   $   827,256
FTVIPT Templeton Global Asset Allocation                    535,019       157,127
FTVIPT Templeton Global Income Securities                 5,549,164     4,074,604
FTVIPT Templeton Growth Securities                        2,025,527     1,477,419
FTVIPT Templeton Growth Securities Class 2                  531,212       386,617
Janus Aspen Series Balanced                               2,159,891     1,789,441
Janus Aspen Series Balanced Service Shares                1,495,960     1,451,219
Janus Aspen Series Global Technology Service Shares         233,511       234,129
Janus Aspen Series Mid Cap Growth Service Shares          2,823,544     1,564,050
Janus Aspen Series Worldwide Growth                         965,044     1,170,493
Janus Aspen Series Worldwide Growth Service Shares          315,710       475,235
Lincoln VIPT Baron Growth Opportunities                     290,409        44,197
Lincoln VIPT Baron Growth Opportunities Service Class     2,017,706     1,123,436
Lincoln VIPT Capital Growth                                 171,230         1,646
Lincoln VIPT Cohen & Steers Global Real Estate            2,013,027     1,819,303
Lincoln VIPT Columbia Value Opportunities                   249,787        59,031
Lincoln VIPT Delaware Bond                               10,421,559    13,756,077
Lincoln VIPT Delaware Growth and Income                   1,465,216       202,382
Lincoln VIPT Delaware Social Awareness                      918,766       727,480
Lincoln VIPT Delaware Special Opportunities                 614,204       119,380
Lincoln VIPT FI Equity-Income                             1,767,689       693,911
Lincoln VIPT Janus Capital Appreciation                     969,905       719,469
Lincoln VIPT Marsico International Growth                 1,365,627       654,640
Lincoln VIPT MFS Value                                    1,673,098       284,288
Lincoln VIPT Mid-Cap Value                                  485,302       254,885
Lincoln VIPT Mondrian International Value                 5,933,361     7,005,499
Lincoln VIPT Money Market                                76,101,888    54,883,083
Lincoln VIPT SSgA Bond Index                                433,350       113,571
Lincoln VIPT SSgA Developed International 150                24,984         6,615
Lincoln VIPT SSgA Emerging Markets 100                      106,446        10,541
Lincoln VIPT SSgA International Index                        82,233         3,042
Lincoln VIPT SSgA Large Cap 100                              32,918        13,328
Lincoln VIPT SSgA S&P 500 Index                           6,488,386       996,654
Lincoln VIPT SSgA Small-Cap Index                         1,185,810       165,980
Lincoln VIPT SSgA Small-Mid Cap 200                         146,686        14,833
Lincoln VIPT T. Rowe Price Growth Stock                     647,689        46,522
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth        715,601       545,023
Lincoln VIPT Templeton Growth                               587,918       162,067
Lincoln VIPT Turner Mid-Cap Growth                          454,983       121,061
Lincoln VIPT UBS Global Asset Allocation                  1,614,267       380,441
Lincoln VIPT Wilshire 2010 Profile                           12,371         2,387
Lincoln VIPT Wilshire 2020 Profile                          299,436        32,041
Lincoln VIPT Wilshire 2030 Profile                          576,142        50,342
Lincoln VIPT Wilshire 2040 Profile                          796,003        79,019
Lincoln VIPT Wilshire Aggressive Profile                  3,415,307       713,403
Lincoln VIPT Wilshire Conservative Profile                4,533,717     3,051,827
Lincoln VIPT Wilshire Moderate Profile                    9,405,600     4,320,089
Lincoln VIPT Wilshire Moderately Aggressive Profile      11,493,864     3,240,779
M Fund Brandes International Equity                       1,063,426       636,759
M Fund Business Opportunity Value                           890,298       231,237
M Fund Frontier Capital Appreciation                        326,940       219,728
M Fund Turner Core Growth                                 1,173,673       211,077
MFS VIT Core Equity                                         348,186       365,819
MFS VIT Growth                                              892,745     1,680,506
MFS VIT Total Return                                      5,375,036     4,460,240
MFS VIT Utilities                                         9,825,585     7,117,103
NB AMT Mid-Cap Growth                                     1,820,917     2,816,413
NB AMT Partners                                             946,796       444,385
NB AMT Regency                                            1,085,636     1,591,808
Premier VIT OPCAP Global Equity                             114,172       492,673
Premier VIT OPCAP Managed                                    97,995       134,541
Putnam VT Growth & Income Class IB                          672,820       199,871
Putnam VT Health Sciences Class IB                          615,806       321,172

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                    NET
                                                         SHARES    ASSET  FAIR VALUE
                                                         OWNED     VALUE   OF SHARES   COST OF SHARES
                                                       ---------  ------  -----------  --------------
AIM V.I. Capital Appreciation                            713,197  $16.89  $12,045,904   $ 18,552,612
AIM V.I. Core Equity                                     771,219   19.75   15,231,584     19,419,757
AIM V.I. Diversified Income                               85,413    5.86      500,519        725,683
AIM V.I. International Growth                            291,182   19.49    5,675,136      6,014,279
ABVPSF Global Technology Class A                         120,846   10.90    1,317,223      1,986,701
ABVPSF Growth and Income Class A                         782,729   13.10   10,253,747     17,340,082
ABVPSF International Value Class A                       333,247   11.05    3,682,381      6,729,554
ABVPSF Large Cap Growth Class A                           81,435   18.47    1,504,113      2,058,020
ABVPSF Small/Mid Cap Value Class A                       879,317    9.92    8,722,827     13,950,067
American Century VP Inflation Protection                 824,623    9.91    8,172,016      8,511,684
American Funds Global Growth Class 2                     695,981   13.88    9,660,221     14,737,081
American Funds Global Small Capitalization Class 2     1,263,936   11.03   13,941,216     24,735,934
American Funds Growth Class 2                          2,188,687   33.27   72,817,619    112,819,049
American Funds Growth-Income Class 2                   2,462,230   24.11   59,364,375     86,568,249
American Funds International Class 2                   2,862,941   12.19   34,899,253     51,351,949
Delaware VIPT Capital Reserves                           111,729    9.20    1,027,906      1,057,798
Delaware VIPT Diversified Income                       1,400,247    9.25   12,952,282     13,540,912
Delaware VIPT Emerging Markets                         1,153,754   11.28   13,014,341     21,170,509
Delaware VIPT High Yield                               2,447,375    4.14   10,132,134     13,703,087
Delaware VIPT REIT                                     2,276,495    6.64   15,115,926     32,127,027
Delaware VIPT Small Cap Value                          1,442,122   18.64   26,881,153     38,133,457
Delaware VIPT Trend                                      722,196   16.61   11,995,678     20,132,265
Delaware VIPT U.S. Growth                                130,985    5.01      656,236        966,378
Delaware VIPT Value                                      745,487   12.83    9,564,593     14,339,981
DWS VIP Equity 500 Index                               3,519,263    9.55   33,608,958     43,799,873
DWS VIP Small Cap Index                                  906,550    8.63    7,823,531     11,718,333
Fidelity VIP Asset Manager                                67,099   10.31      691,789      1,002,535
Fidelity VIP Contrafund Service Class                  2,326,685   15.33   35,668,086     61,941,623
Fidelity VIP Equity-Income                               193,559   13.18    2,551,111      4,474,845
Fidelity VIP Equity-Income Service Class                 343,416   13.14    4,512,491      7,852,824
Fidelity VIP Growth Service Class                        228,093   23.47    5,353,336      8,014,400
Fidelity VIP Growth Opportunities Service Class          199,856    9.97    1,992,568      3,328,020
Fidelity VIP High Income Service Class                   280,710    3.94    1,105,998      1,691,469
Fidelity VIP Investment Grade Bond                       173,342   11.84    2,052,375      2,178,162
Fidelity VIP Mid Cap Service Class                       317,100   18.33    5,812,447      9,706,525
Fidelity VIP Overseas Service Class                      329,300   12.12    3,991,121      6,565,848
FTVIPT Franklin Income Securities                        324,560   11.58    3,758,403      5,416,153
FTVIPT Franklin Small-Mid Cap Growth Securities          507,786   12.06    6,123,900      9,964,811
FTVIPT Mutual Shares Securities                          221,511   11.92    2,640,412      4,153,571
FTVIPT Templeton Foreign Securities                      216,763   10.95    2,373,551      3,463,124
FTVIPT Templeton Foreign Securities Class 2              411,796   10.76    4,430,930      5,894,301
FTVIPT Templeton Global Asset Allocation                  91,384    8.63      788,643      1,337,403
FTVIPT Templeton Global Income Securities                315,327   17.42    5,492,996      5,218,295
FTVIPT Templeton Growth Securities                       691,096    8.34    5,763,744      8,725,927
FTVIPT Templeton Growth Securities Class 2               250,024    8.20    2,050,199      3,063,178
Janus Aspen Series Balanced                              450,545   22.90   10,317,475     11,318,801
Janus Aspen Series Balanced Service Shares               232,486   23.75    5,521,551      5,930,762
Janus Aspen Series Global Technology Service Shares      343,448    2.90      996,000      1,398,476
Janus Aspen Series Mid Cap Growth Service Shares         170,581   20.70    3,531,019      5,162,462
Janus Aspen Series Worldwide Growth                      407,779   19.27    7,857,905     13,368,273
Janus Aspen Series Worldwide Growth Service Shares        91,292   19.10    1,743,676      2,372,184
Lincoln VIPT Baron Growth Opportunities                   16,174   17.39      281,195        418,858
Lincoln VIPT Baron Growth Opportunities Service Class    255,241   17.32    4,419,501      6,370,830
Lincoln VIPT Capital Growth                                9,449   16.02      151,359        172,389
Lincoln VIPT Cohen & Steers Global Real Estate           307,426    4.59    1,410,777      1,899,062
Lincoln VIPT Columbia Value Opportunities                 18,208    6.82      124,182        181,899
Lincoln VIPT Delaware Bond                             4,127,166   11.68   48,197,047     52,400,205
Lincoln VIPT Delaware Growth and Income                   71,996   20.97    1,509,908      2,272,727

                                                                    NET
                                                         SHARES    ASSET  FAIR VALUE
                                                         OWNED     VALUE   OF SHARES   COST OF SHARES
                                                       ---------  ------  -----------  --------------
Lincoln VIPT Delaware Social Awareness                   108,825  $22.41  $ 2,438,433    $ 3,321,267
Lincoln VIPT Delaware Special Opportunities               18,221   24.09      438,982        582,680
Lincoln VIPT FI Equity-Income                            466,962    9.38    4,379,165      6,876,038
Lincoln VIPT Janus Capital Appreciation                  305,087   14.15    4,316,976      6,424,313
Lincoln VIPT Marsico International Growth                106,340    8.26      878,685      1,427,308
Lincoln VIPT MFS Value                                    70,764   17.32    1,225,486      1,512,291
Lincoln VIPT Mid-Cap Value                                67,929    8.09      549,413        844,491
Lincoln VIPT Mondrian International Value                977,770   13.34   13,046,390     17,667,335
Lincoln VIPT Money Market                              6,833,333   10.00   68,333,331     68,333,327
Lincoln VIPT SSgA Bond Index                              31,667   10.27      325,097        318,027
Lincoln VIPT SSgA Developed International 150              3,146    5.65       17,772         17,557
Lincoln VIPT SSgA Emerging Markets 100                    13,830    5.88       81,263         93,892
Lincoln VIPT SSgA International Index                     10,246    5.96       61,057         78,163
Lincoln VIPT SSgA Large Cap 100                            2,840    6.56       18,632         19,858
Lincoln VIPT SSgA S&P 500 Index                          888,679    6.24    5,542,693      6,808,293
Lincoln VIPT SSgA Small-Cap Index                         96,800   11.41    1,104,686      1,297,216
Lincoln VIPT SSgA Small-Mid Cap 200                       14,903    6.84      101,905        124,823
Lincoln VIPT T. Rowe Price Growth Stock                   52,589   10.61      558,183        819,846
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth     135,336    7.69    1,040,465      1,619,246
Lincoln VIPT Templeton Growth                             18,173   19.35      351,710        490,036
Lincoln VIPT Turner Mid-Cap Growth                        41,990    5.98      250,977        450,304
Lincoln VIPT UBS Global Asset Allocation                 278,162    8.69    2,418,340      3,803,763
Lincoln VIPT Wilshire 2010 Profile                         1,649    7.90       13,025         16,546
Lincoln VIPT Wilshire 2020 Profile                        32,422    7.55      244,687        277,540
Lincoln VIPT Wilshire 2030 Profile                        79,712    7.30      581,740        715,816
Lincoln VIPT Wilshire 2040 Profile                       108,117    6.73      727,192        883,452
Lincoln VIPT Wilshire Aggressive Profile                 470,301    8.23    3,869,633      5,900,126
Lincoln VIPT Wilshire Conservative Profile               281,784    9.47    2,669,055      3,198,542
Lincoln VIPT Wilshire Moderate Profile                 1,848,032    9.07   16,763,500     21,331,265
Lincoln VIPT Wilshire Moderately Aggressive Profile    2,153,225    8.63   18,590,945     25,854,444
M Fund Brandes International Equity                      184,756    9.44    1,744,093      3,093,705
M Fund Business Opportunity Value                        154,643    7.69    1,189,205      1,797,465
M Fund Frontier Capital Appreciation                      44,617   13.78      614,818      1,011,311
M Fund Turner Core Growth                                142,383    9.70    1,381,116      2,243,029
MFS VIT Core Equity                                       52,992   10.38      550,055        733,644
MFS VIT Growth                                           497,511   15.62    7,771,125     10,525,702
MFS VIT Total Return                                   1,437,069   15.42   22,159,601     28,015,252
MFS VIT Utilities                                        931,687   18.24   16,993,974     23,020,397
NB AMT Mid-Cap Growth                                    775,150   16.14   12,510,921     14,707,472
NB AMT Partners                                          195,554    7.11    1,390,389      2,991,030
NB AMT Regency                                           509,391    8.60    4,380,765      6,995,130
Premier VIT OPCAP Managed                                 16,905   24.16      408,428        652,118
Putnam VT Growth & Income Class IB                       132,805   11.47    1,523,271      2,857,647
Putnam VT Health Sciences Class IB                       179,681   11.02    1,980,087      2,173,948

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                          UNITS        UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
                                                        ---------   ----------   ------------
AIM V.I. Capital Appreciation                             367,402     (426,564)      (59,162)
AIM V.I. Core Equity                                      223,142     (422,023)     (198,881)
AIM V.I. Diversified Income                                 5,162      (14,109)       (8,947)
AIM V.I. International Growth                              78,910     (143,570)      (64,660)
ABVPSF Global Technology Class A                           58,237      (58,454)         (217)
ABVPSF Growth and Income Class A                          252,550     (216,903)       35,647
ABVPSF International Value Class A                        408,176     (149,531)      258,645
ABVPSF Large Cap Growth Class A                            71,333      (75,403)       (4,070)
ABVPSF Small/Mid Cap Value Class A                        290,597     (183,030)      107,567

                                                          UNITS        UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
                                                        ---------   ----------   ------------
American Century VP Inflation Protection                  501,759     (412,907)       88,852
American Funds Global Growth Class 2                      392,712     (167,279)      225,433
American Funds Global Small Capitalization Class 2        456,741     (489,774)      (33,033)
American Funds Growth Class 2                           2,236,021   (1,408,170)      827,851
American Funds Growth-Income Class 2                    1,649,946   (1,225,694)      424,252
American Funds International Class 2                      879,664     (643,719)      235,945
Delaware VIPT Capital Reserves                            110,904      (35,368)       75,536
Delaware VIPT Diversified Income                          550,162     (437,188)      112,974
Delaware VIPT Emerging Markets                            347,605     (293,982)       53,623
Delaware VIPT High Yield                                  260,685     (322,792)      (62,107)
Delaware VIPT REIT                                        427,849     (424,350)        3,499
Delaware VIPT Small Cap Value                             610,633     (601,556)        9,077
Delaware VIPT Trend                                       306,257     (276,760)       29,497
Delaware VIPT U.S. Growth                                  31,718      (15,057)       16,661
Delaware VIPT Value                                       275,300     (308,402)      (33,102)
DWS VIP Equity 500 Index                                  753,465   (1,276,361)     (522,896)
DWS VIP Small Cap Index                                   123,312     (230,948)     (107,636)
Fidelity VIP Asset Manager                                 24,226      (16,910)        7,316
Fidelity VIP Contrafund Service Class                     923,022     (798,310)      124,712
Fidelity VIP Equity-Income                                 43,961      (64,717)     (20,756)
Fidelity VIP Equity-Income Service Class                   92,324      (76,957)       15,367
Fidelity VIP Growth Service Class                         300,864     (291,648)        9,216
Fidelity VIP Growth Opportunities Service Class            81,504      (80,794)          710
Fidelity VIP High Income Service Class                     17,328      (29,251)      (11,923)
Fidelity VIP Investment Grade Bond                         23,766      (48,898)      (25,132)
Fidelity VIP Mid Cap Service Class                        276,050     (112,608)      163,442
Fidelity VIP Overseas Service Class                       122,347      (95,936)       26,411
FTVIPT Franklin Income Securities                         238,242      (81,842)      156,400
FTVIPT Franklin Small-Mid Cap Growth Securities           189,360     (126,991)       62,369
FTVIPT Mutual Shares Securities                           182,903      (58,660)      124,243
FTVIPT Templeton Foreign Securities                        39,376      (46,052)       (6,676)
FTVIPT Templeton Foreign Securities Class 2                64,228      (79,839)      (15,611)
FTVIPT Templeton Global Asset Allocation                   18,791       (9,759)        9,032
FTVIPT Templeton Global Income Securities                 446,392     (349,632)       96,760
FTVIPT Templeton Growth Securities                        143,807     (126,094)       17,713
FTVIPT Templeton Growth Securities Class 2                 24,891      (30,823)       (5,932)
Janus Aspen Series Balanced                               108,763     (160,784)      (52,021)
Janus Aspen Series Balanced Service Shares                 69,580     (105,497)      (35,917)
Janus Aspen Series Global Technology Service Shares        66,553      (63,666)        2,887
Janus Aspen Series Mid Cap Growth Service Shares          163,642     (130,488)       33,154
Janus Aspen Series Worldwide Growth                       185,783     (203,389)      (17,606)
Janus Aspen Series Worldwide Growth Service Shares         38,791      (49,808)      (11,017)
Lincoln VIPT Baron Growth Opportunities                    29,967       (7,571)       22,396
Lincoln VIPT Baron Growth Opportunities Service Class     161,844      (88,211)       73,633
Lincoln VIPT Capital Growth                                24,443         (430)       24,013
Lincoln VIPT Cohen & Steers Global Real Estate            322,182     (253,440)       68,742
Lincoln VIPT Columbia Value Opportunities                  22,753       (3,774)       18,979
Lincoln VIPT Delaware Bond                                924,755   (1,323,687)     (398,932)
Lincoln VIPT Delaware Growth and Income                   120,965      (18,486)      102,479
Lincoln VIPT Delaware Social Awareness                     69,035      (65,687)        3,348
Lincoln VIPT Delaware Special Opportunities                70,027       (5,309)       64,718
Lincoln VIPT FI Equity-Income                             145,460      (67,668)       77,792
Lincoln VIPT Janus Capital Appreciation                   122,534     (101,874)       20,660
Lincoln VIPT Marsico International Growth                 139,691      (56,938)       82,753
Lincoln VIPT MFS Value                                    200,478      (32,065)      168,413
Lincoln VIPT Mid-Cap Value                                 64,474      (36,317)       28,157
Lincoln VIPT Mondrian International Value                 340,069     (432,851)      (92,782)
Lincoln VIPT Money Market                               7,867,437   (6,010,350)    1,857,087
Lincoln VIPT SSgA Bond Index                               33,464       (1,921)       31,543
Lincoln VIPT SSgA Developed International 150               3,290          (65)        3,225
Lincoln VIPT SSgA Emerging Markets 100                     13,771         (673)       13,098
Lincoln VIPT SSgA International Index                      11,148         (617)       10,531
Lincoln VIPT SSgA Large Cap 100                             4,527       (1,562)        2,965


                                                          UNITS        UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
                                                        ---------   ----------   ------------
Lincoln VIPT SSgA S&P 500 Index                           772,392     (113,935)      658,457
Lincoln VIPT SSgA Small-Cap Index                         171,973      (21,253)      150,720
Lincoln VIPT SSgA Small-Mid Cap 200                        18,205       (2,839)       15,366
Lincoln VIPT T. Rowe Price Growth Stock                    80,563       (6,342)       74,221
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       56,803      (37,707)       19,096
Lincoln VIPT Templeton Growth                              61,021      (11,267)       49,754
Lincoln VIPT Turner Mid-Cap Growth                         42,674      (11,458)       31,216
Lincoln VIPT UBS Global Asset Allocation                   91,779      (32,299)       59,480
Lincoln VIPT Wilshire 2010 Profile                          1,225         (272)          953
Lincoln VIPT Wilshire 2020 Profile                         35,162       (3,861)       31,301
Lincoln VIPT Wilshire 2030 Profile                         68,934       (6,832)       62,102
Lincoln VIPT Wilshire 2040 Profile                        100,929       (8,719)       92,210
Lincoln VIPT Wilshire Aggressive Profile                  327,203      (87,708)      239,495
Lincoln VIPT Wilshire Conservative Profile                370,276     (254,822)      115,454
Lincoln VIPT Wilshire Moderate Profile                    868,034     (365,583)      502,451
Lincoln VIPT Wilshire Moderately Aggressive Profile     1,039,669     (316,846)      722,823
M Fund Brandes International Equity                        59,867      (50,061)        9,806
M Fund Business Opportunity Value                          67,068      (18,679)       48,389
M Fund Frontier Capital Appreciation                       24,165      (14,780)        9,385
M Fund Turner Core Growth                                  90,236      (17,186)       73,050
MFS VIT Core Equity                                        27,198      (29,281)       (2,083)
MFS VIT Growth                                            140,805     (206,551)      (65,746)
MFS VIT Total Return                                      330,720     (429,785)      (99,065)
MFS VIT Utilities                                         388,620     (409,614)      (20,994)
NB AMT Mid-Cap Growth                                     213,112     (269,148)      (56,036)
NB AMT Partners                                            42,221      (36,499)        5,722
NB AMT Regency                                            107,038     (124,717)      (17,679)
Premier VIT OPCAP Global Equity                                42      (29,009)      (28,967)
Premier VIT OPCAP Managed                                   6,066      (13,960)       (7,894)
Putnam VT Growth & Income Class IB                         24,956      (18,874)        6,082
Putnam VT Health Sciences Class IB                         57,113      (29,735)       27,378

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                          UNITS        UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
                                                        ---------   ----------   ------------
AIM V.I. Capital Appreciation                             278,156     (413,796)     (135,640)
AIM V.I. Core Equity                                      268,693     (402,872)     (134,179)
AIM V.I. Diversified Income                                11,763      (12,267)         (504)
AIM V.I. International Growth                             126,569     (143,103)      (16,534)
ABVPSF Global Technology Class A                           84,553      (48,807)       35,746
ABVPSF Growth and Income Class A                          233,835     (216,718)       17,117
ABVPSF International Value Class A                        368,426     (112,936)      255,490
ABVPSF Large Cap Growth Class A                            56,938      (48,613)        8,325
ABVPSF Small/Mid Cap Value Class A                        264,775     (133,038)      131,737
American Century VP Inflation Protection                  236,470     (127,481)      108,989
American Funds Global Growth Class 2                      401,420     (129,641)      271,779
American Funds Global Small Capitalization Class 2        451,309     (357,249)       94,060
American Funds Growth Class 2                           1,714,765   (1,168,105)      546,660
American Funds Growth-Income Class 2                    1,487,179     (995,873)      491,306
American Funds International Class 2                      828,153     (403,967)      424,186
Delaware VIPT Capital Reserves                             21,319      (12,148)        9,171
Delaware VIPT Diversified Income                          489,247     (135,684)      353,563
Delaware VIPT Emerging Markets                            353,124     (233,729)      119,395
Delaware VIPT High Yield                                  292,276     (208,025)       84,251
Delaware VIPT REIT                                        454,115     (405,100)       49,015
Delaware VIPT Small Cap Value                             617,984     (558,995)       58,989
Delaware VIPT Trend                                       262,121     (389,649)     (127,528)
Delaware VIPT U.S. Growth                                  26,577      (22,227)        4,350
Delaware VIPT Value                                       402,706     (268,155)      134,551
DWS VIP Equity 500 Index                                  744,837     (875,006)     (130,169)
DWS VIP Small Cap Index                                   158,545     (150,687)        7,858

                                                          UNITS        UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
                                                        ---------   ----------   ------------
Fidelity VIP Asset Manager                                 15,301      (14,517)          784
Fidelity VIP Contrafund Service Class                     966,761     (624,526)      342,235
Fidelity VIP Equity-Income                                 38,805      (77,049)      (38,244)
Fidelity VIP Equity-Income Service Class                   85,600      (81,682)        3,918
Fidelity VIP Growth Service Class                         342,972     (319,821)       23,151
Fidelity VIP Growth Opportunities Service Class            54,442      (80,957)      (26,515)
Fidelity VIP High Income Service Class                     21,973      (22,600)         (627)
Fidelity VIP Investment Grade Bond                         43,559      (57,147)      (13,588)
Fidelity VIP Mid Cap Service Class                        344,704     (101,801)      242,903
Fidelity VIP Overseas Service Class                       123,894      (57,702)       66,192
FTVIPT Franklin Income Securities                         279,674      (32,814)      246,860
FTVIPT Franklin Small-Mid Cap Growth Securities           246,680     (113,595)      133,085
FTVIPT Mutual Shares Securities                           215,795      (35,534)      180,261
FTVIPT Templeton Foreign Securities                        26,423      (52,711)      (26,288)
FTVIPT Templeton Foreign Securities Class 2                59,402      (92,917)      (33,515)
FTVIPT Templeton Global Asset Allocation                    8,752      (18,559)       (9,807)
FTVIPT Templeton Global Income Securities                 244,247      (39,918)      204,329
FTVIPT Templeton Growth Securities                        136,732     (128,892)        7,840
FTVIPT Templeton Growth Securities Class 2                 28,455      (97,882)      (69,427)
Janus Aspen Series Balanced                                93,302     (129,671)      (36,369)
Janus Aspen Series Balanced Service Shares                 57,929      (77,461)      (19,532)
Janus Aspen Series Global Technology Service Shares        75,234      (75,467)         (233)
Janus Aspen Series Mid Cap Growth Service Shares          115,708      (38,884)       76,824
Janus Aspen Series Worldwide Growth                       126,048     (217,595)      (91,547)
Janus Aspen Series Worldwide Growth Service Shares         28,985      (56,575)      (27,590)
Lincoln VIPT Baron Growth Opportunities                    15,551       (1,138)       14,413
Lincoln VIPT Baron Growth Opportunities Service Class     153,499      (99,113)       54,386
Lincoln VIPT Capital Growth                                   300          (16)          284
Lincoln VIPT Cohen & Steers Global Real Estate            306,732      (79,982)      226,750
Lincoln VIPT Core                                           1,212      (15,297)      (14,085)
Lincoln VIPT Delaware Bond                              1,027,859     (663,116)      364,743
Lincoln VIPT Delaware Growth and Income                    43,132       (9,009)       34,123
Lincoln VIPT Delaware Social Awareness                     61,994      (59,839)        2,155
Lincoln VIPT Delaware Special Opportunities                11,129         (153)       10,976
Lincoln VIPT FI Equity-Income                              84,494      (79,609)        4,885
Lincoln VIPT Growth                                         3,571       (9,145)       (5,574)
Lincoln VIPT Growth Opportunities                             566       (6,460)       (5,894)
Lincoln VIPT Janus Capital Appreciation                   116,763     (115,766)          997
Lincoln VIPT Marsico International Growth                  87,073      (14,828)       72,245
Lincoln VIPT MFS Value                                     18,466         (189)       18,277
Lincoln VIPT Turner Mid-Cap Growth                         21,326       (7,372)       13,954
Lincoln VIPT Mid-Cap Value                                 98,554      (23,595)       74,959
Lincoln VIPT Mondrian International Value                 384,872     (283,853)      101,019
Lincoln VIPT Money Market                               8,102,290   (7,672,166)      430,124
Lincoln VIPT SSgA S&P 500 Index                           138,901      (18,512)      120,389
Lincoln VIPT SSgA Small-Cap Index                          41,506       (9,947)       31,559
Lincoln VIPT T. Rowe Price Growth Stock                    23,231         (336)       22,895
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       97,092      (28,809)       68,283
Lincoln VIPT Templeton Growth                               8,041         (217)        7,824
Lincoln VIPT UBS Global Asset Allocation                   78,449      (34,062)       44,387
Lincoln VIPT Columbia Value Opportunities                   1,249           (5)        1,244
Lincoln VIPT Wilshire 2010 Profile                            723          (39)          684
Lincoln VIPT Wilshire 2020 Profile                          1,213          (12)        1,201
Lincoln VIPT Wilshire 2030 Profile                         19,453         (807)       18,646
Lincoln VIPT Wilshire 2040 Profile                         19,142       (1,063)       18,079
Lincoln VIPT Wilshire Aggressive Profile                  168,058      (17,245)      150,813
Lincoln VIPT Wilshire Conservative Profile                178,595      (31,070)      147,525
Lincoln VIPT Wilshire Moderate Profile                    708,752     (230,643)      478,109
Lincoln VIPT Wilshire Moderately Aggressive Profile       969,695     (156,459)      813,236
M Fund Brandes International Equity                        49,340      (23,316)       26,024
M Fund Business Opportunity Value                          28,330      (10,519)       17,811
M Fund Frontier Capital Appreciation                       18,092      (12,934)        5,158
M Fund Turner Core Growth                                  27,126      (14,142)       12,984

                                                          UNITS        UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
                                                        ---------   ----------   ------------
MFS VIT Core Equity                                        16,534      (20,514)       (3,980)
MFS VIT Growth                                            136,098     (201,051)      (64,953)
MFS VIT Total Return                                      349,548     (268,139)       81,409
MFS VIT Utilities                                         441,412     (270,329)      171,083
NB AMT Mid-Cap Growth                                     276,610     (306,830)      (30,220)
NB AMT Partners                                            28,420      (36,520)       (8,100)
NB AMT Regency                                            125,634     (230,279)     (104,645)
Premier VIT OPCAP Global Equity                             5,180      (11,723)       (6,543)
Premier VIT OPCAP Managed                                   7,157      (17,490)      (10,333)
Putnam VT Growth & Income Class IB                         20,722      (69,788)      (49,066)
Putnam VT Health Sciences Class IB                         28,567      (33,015)       (4,448)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 13, 2009

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account(2)

2) N/A

3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5), and Amendments(7)

     (b) Commission Schedule for Variable Life Policies(3)

4) (a) Policy LN696 - (10)

     (b) Accelerated Benefits Riders - Policy Form ABR 5654(10), ABR 5650(10)

     (c) Change of Insured Rider - Policy Form LR496(8)

     (d) Enhanced Surrender Value Rider - Policy Form LR541 - (10)

     (e) Estate Tax Repeal Rider - Policy Form LR511(9)

     (f) No-Lapse Enhancement Rider - Policy Form LR696 - (10)

     (g) Overloan Protection Rider - Policy Form LR540(11)

     (h) Premium Reserve Rider - Policy Form LR543 - (10)

     (i) Waiver of Monthly Deduction Benefit Rider - Policy Form LR436 and LR437(2)

5) (a) Application - Form LFF06399(10)

6) (a) Articles of Incorporation of The National Lincoln Life Insurance
Company(1)

     (b) Bylaws of The National Lincoln Life Insurance Company(6)

7) Form of Reinsurance Contracts(13)

8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AIM Variable Insurance Funds(14)

     (b) AllianceBernstein Variable Products Series Fund, Inc. (Filed herewith)

     (c) American Century Investments Variable Portfolios, Inc. (Filed herewith)

     (d) American Funds Insurance Series (Filed herewith)

     (e) BlackRock Variable Series Funds, Inc. (Filed by amendment)

     (f) Delaware VIP Trust(14)

     (g) DWS Investments VIT Funds

     (h) DWS Variable Series II (Filed by amendment)

     (i) Fidelity Variable Insurance Products(14)

     (j) Franklin Templeton Variable Insurance Products Trust (Filed herewith)

     (k) Janus Aspen Series(14)

     (l) Lincoln Variable Insurance Products Trust (Filed herewith)

     (m) M Fund, Inc.(14)

     (n) MFS Variable Insurance Trust(14)

     (o) Neuberger Berman Advisers Management Trust(14)

     (p) Oppenheimer (Filed herewith)

     (q) PIMCO Variable Insurance Trust(14)

     (r) Premier VIT(14)

     (s) Putnam Variable Trust(14)

9) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(4)

10) Not applicable.

11) Opinion and Consent of John L. Reizian, Esquire

12) Not Applicable.

13) Not Applicable.

14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

15) Not applicable.

16) Not applicable.

17) Compliance Procedures

_________________________

(1) Incorporated by reference to Registration Statement on Form N-4 (File No. 33-27783) filed on December 5, 1996.

(2) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.

(3) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42479) filed on April 28, 1998.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 333-54338) filed on September 14, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(11) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-4 (File No. 333-61554) filed on March 16, 2009.

(13) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   ---------------------------------------------------------------
Dennis R. Glass**             President and Director
Michael J. Burns*****         Senior Vice President
Frederick J. Crawford**       Executive Vice President, Chief Financial Officer and Director
Lawrence A. Samplatsky***     Vice President and Chief Compliance Officer
Mark E. Konen*****            Senior Vice President and Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                Vice President and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President and Chief Risk Officer
Rise C. M. Taylor*            Vice President and Treasurer
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

             **** Principal business address is 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

*****Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System 12

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National
   Variable
     Annuity Fund A (Individual); Lincoln National Variable Annuity Account C;

     Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible
     Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life
     Account G; Lincoln Life Flexible Premium Variable Life Account JF-A;
     Lincoln
     Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity
     Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable
     Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account
     K;
     Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life
     Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and
     Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ---------------------------------------------------
Wilford H. Fuller*         President and Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President, Chief Financial Officer
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director

   * Principal Business address is 150 North Radnor Chester Road, Philadelphia, PA 19103

  ** Principal Business address is 130 North Radnor Chester Road, Philadelphia, PA 19102

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-139960; 811-08557; CIK: 0001048607) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2009. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M (REGISTRANT)


                  By  /s/ Joshua R. Durand
                    -----------------------------
                    Joshua R. Durand
                    Assistant Vice President
                    The Lincoln National Life Insurance Company


                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  (DEPOSITOR)


                  By  /s/ Joshua R. Durand
                    -----------------------------
                    Joshua R. Durand
                    Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-139960; 811-08557; CIK: 0001048607) has been signed below on
April 1, 2009, by the following persons, as officers and directors of the Depositor, in the capacities indicated:


SIGNATURE                                             TITLE
---------                                             -----
/s/ Dennis R. Glass       *                           President and Director
-----------------------------
Dennis R. Glass

/s/ Charles C. Cornelio   *                           Executive Vice President; Chrief Administrative Officer
-----------------------------
Charles C. Cornelio

/s/ Frederick J. Crawford *                           Executive Vice President; Chief Financial Officer and Director
-----------------------------
Frederick J. Crawford

/s/ Mark E. Konen         *                           Senior Vice President and Director
-----------------------------
Mark E. Konen

/s/ See Yeng Quek         *                           Senior Vice President, Chief Investment Officer and Director
-----------------------------
See Yeng Quek

/s/ Keith J. Ryan         *                           Vice President and Director
-----------------------------
Keith J. Ryan


* By  /s/ John L. Reizian
    -----------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                            POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, John D. Weber, Delson R. Campbell, Brian A. Kroll, Lawrence A. Samplatsky and John L. Reizian, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J:  033-76434
Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482;
333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438; 333-156123
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264;
333-144270

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208 Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                                                 TITLE
---------                                                 -----

/s/ Dennis R. Glass                                       President and Director
----------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio                                   Executive Vice President; Chief Administrative Officer
----------------------------------
Charles C. Cornelio

/s/ Frederick J. Crawford                                 Executive Vice President; Chief Financial Officer and
----------------------------------                        Director
Frederick J. Crawford

/s/ Mark E. Konen                                         Senior Vice President and Director
----------------------------------
Mark E. Konen

/s/ See Yeng Quek                                         Senior Vice President, Chief Investment Officer and
----------------------------------                        Director
See Yeng Quek

/s/ Keith J/ Ryan                                         Vice President and Director
----------------------------------
Keith J. Ryan



Version dated: February 24, 2009